UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1. December 31, 2017 Annual Reports transmitted to shareholders

December 31, 2017
William Blair Funds Annual Report

December 31, 2017	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Annual Report	December 31, 2017

Performance through December 31, 2017—Class N Shares (Unaudited)

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3 yr	5 yr	inception)	Date	Rating

Growth Fund
Class N	24.35	9.05	13.28	7.66	3/20/1946	***
Morningstar Large Growth	27.67	11.06	15.29	8.31		Among 1,216
Russell 3000® Growth Index	29.59	13.51	17.16	9.93		Large Growth Funds
S&P 500® Index	21.83	11.41	15.79	8.50

Large Cap Growth Fund
Class N	30.88	12.63	16.78	8.92	12/27/1999	****
Morningstar Large Growth	27.67	11.06	15.29	8.31		Among 1,216
Russell 1000® Growth Index	30.21	13.79	17.33	10.00		Large Growth Funds

Mid Cap Growth Fund
Class N	20.88	6.54	10.86	7.59	2/1/2006	***
Morningstar Mid-Cap Growth	23.91	9.40	13.73	7.67		Among 562
Russell Midcap® Growth Index	25.27	10.30	15.30	9.10		Mid-Cap Growth Funds

Small-Mid Cap Growth Fund
Class N	28.57	12.66	16.99	10.42	12/29/2003	*****
Morningstar Mid-Cap Growth	23.91	9.40	13.73	7.67		Among 562
Russell 2500TM Growth Index	24.46	10.88	15.47	9.62		Mid-Cap Growth Funds

Small-Mid Cap Value Fund
Class N	9.59	8.61	12.82	13.39	12/15/2011	***
Morningstar Small Blend	12.28	8.71	12.99	—		Among 652
Russell 2500TM Value Index	10.36	9.30	13.27	14.90		Small Blend Funds

Small Cap Growth Fund
Class N	26.70	12.91	17.67	9.24	12/27/1999	****
Morningstar Small Growth	21.50	9.97	13.96	8.42		Among 609
Russell 2000® Growth Index	22.17	10.28	15.21	9.19		Small Growth Funds

Small Cap Value Fund
Class N	7.57	8.55	13.17	9.07	12/23/1996	****
Morningstar Small Blend	12.28	8.71	12.99	8.13		Among 652
Russell 2000® Value Index	7.84	9.55	13.01	8.17		Small Blend Funds

Global Leaders Fund
Class N	30.31	10.35	11.00	5.01	10/15/2007	***
Morningstar World Stock	23.61	8.89	10.76	4.80		Among 720
MSCI ACW IMI (net)	23.95	9.52	11.00	4.97		World Large Stock Funds

International Leaders Fund
Class N	29.65	11.51	9.89	10.77	8/16/2012	****
Morningstar Foreign Large Growth	30.87	9.04	8.51	—		Among 330
MSCI ACW Ex-U.S. IMI (net)	27.81	8.38	7.22	8.37		Foreign Large Growth Funds

December 31, 2017	William Blair Funds	3

Performance through December 31, 2017—Class N Shares (Unaudited)—continued

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3 yr	5 yr	inception)	Date	Rating

International Developed Plus Fund
Class N	23.43	7.72	7.67	1.12	5/24/2004	**
Morningstar Foreign Large Growth	30.87	9.04	8.51	2.75		Among 330
MSCI World Ex-U.S. Index (net)	24.21	7.36	7.46	1.87		Foreign Large Growth Funds

International Growth Fund
Class N	29.11	7.74	7.50	2.14	10/1/1992	**
Morningstar Foreign Large Growth	30.87	9.04	8.51	2.75		Among 330
MSCI ACW Ex-U.S. IMI (net)	27.81	8.38	7.22	2.20		Foreign Large Growth Funds

International Small Cap Growth Fund
Class N	32.17	11.41	9.76	4.87	11/1/2005	***
Morningstar Foreign Small/Mid Growth	36.19	12.55	11.33	5.27		Among 112
MSCI ACW Ex-U.S. Small Cap Index (net)	31.65	11.96	10.03	4.69		Foreign Small/Mid Growth Funds

Emerging Markets Leaders Fund
Class N	41.68	7.08	4.48	4.75	5/3/2010	***
Morningstar Diversified Emerging Markets	34.17	7.95	4.09	—		Among 647
MSCI Emerging Markets Index (net)	37.28	9.10	4.35	4.33		Diversified Emerging Markets Funds

Emerging Markets Growth Fund
Class N	48.53	8.60	6.00	0.94	6/6/2005	***
Morningstar Diversified Emerging Markets	34.17	7.95	4.09	1.63		Among 647
MSCI Emerging Markets IMI (net)	36.83	9.01	4.47	1.85		Diversified Emerging Markets Funds

Emerging Markets Small Cap Growth Fund
Class N	40.09	7.47	10.58	13.25	10/24/2011	****
Morningstar Diversified Emerging Markets	34.17	7.95	4.09	—		Among 647
MSCI Emerging Markets Small Cap Index (net)	33.84	8.44	5.41	6.65		Diversified Emerging Markets Funds

Bond Fund
Class N	3.83	2.64	2.31	4.74	5/1/2007	****
Morningstar Intermediate-Term Bond	3.71	2.22	2.05	4.06		Among 847
Bloomberg Barclays U.S. Aggregate Index	3.54	2.24	2.10	4.01		Intermediate-Term Bond Funds

Income Fund
Class N	1.46	1.42	1.14	2.98	10/1/1990	****
Morningstar Short-Term Bond	1.73	1.47	1.15	2.31		Among 462
Bloomberg Barclays Intermediate Government/Credit Bond Index	2.14	1.76	1.50	3.32		Short-Term Bond Funds

4	Annual Report	December 31, 2017

Performance through December 31, 2017—Class N Shares (Unaudited)—continued

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3 yr	5 yr	inception)	Date	Rating

Low Duration Fund
Class N	0.84	0.67	0.52	1.03	12/1/2009	**
Morningstar Ultrashort Bond	1.44	1.02	0.80	—		Among 141
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.57	0.49	0.38	0.42		Ultrashort Bond Funds

Macro Allocation Fund
Class N	5.06	0.16	3.13	5.26	11/29/2011	***
Morningstar Multialternative	5.14	1.79	2.65	—		Among 286
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.86	0.41	0.27	0.24		Multialternative Funds

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will typically fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 12/31/2017 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund **/**/*** and Large Cap Growth Fund ****/****/***, out of 1,216/1,109/787 large growth funds; Mid Cap Growth Fund **/**/*** and Small-Mid Cap Growth Fund *****/*****/***** out of 562/490/362 mid-cap growth funds; Small Cap Growth Fund ****/*****/***, out of 609/544/406 small growth funds; Small- Mid Cap Value Fund ***/***/NA and Small Cap Value Fund ***/***/**** out of 652/558/400 small blend funds; Global Leaders Fund ***/***/*** out of 720/589/333 world large stock funds; International Developed Plus Fund **/***/**, International Growth Fund **/**/**, and International Leaders Fund ****/****/NA out of 330/289/206 foreign large growth funds; International Small Cap Growth Fund ***/**/*** out of 112/106/62 foreign small/mid growth funds; Emerging Markets Leaders Fund **/***/NA, Emerging Markets Growth Fund ***/****/**, and Emerging Markets Small Cap Growth Fund ***/******/NA out of 647/467/186 diversified emerging markets funds; Bond Fund ****/***/**** out of 847/778/554 intermediate-term bond funds; Income Fund ***/***/**** out of 462/399/257 short-term bond funds; Low Duration Fund **/**/NA out of 141/110/NA ultrashort bond funds; and Macro Allocation Fund **/***/NA out of 286/163/NA multialternative funds.

Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2017	William Blair Funds	5

U.S. Growth Market Review and Outlook

Growth style indices posted exceptionally strong returns for 2017. Improving economic data and solid corporate earnings growth supported a steady market advance throughout the year. Housing data indicated rising activity levels and prices, Purchasing Manager Index (“PMI”) levels suggested strength in the manufacturing sector, and unemployment neared historic lows. With rising stock and housing prices bolstering consumer net worth, confidence rose accordingly. Corporations were broadly upbeat as, in aggregate, they reported healthy earnings growth and issued forward-looking guidance that topped expectations. Furthermore, in the fourth quarter corporations indicated plans to increase capital expenditures. Not surprisingly given tight labor markets, the U.S. Federal Reserve (“Fed”) voted to raise the federal funds rate three times in 2017 and reiterated expectations for as many increases in 2018. With below-average volatility and stable inflationary expectations, equity market valuation multiples expanded, adding to 2017 returns.

The U.S. tax reform bill was signed into law in late December, notably cutting the corporate statutory tax rate to 21% from 35%. In addition, the bill allows for faster depreciation of capital investments than was previously allowed, further increasing the likelihood that higher capital spending will come to fruition. While the bill is positive for U.S. corporations, the same was not true in terms of the short-term impact on the Funds’ relative performance as stocks with higher tax rates outperformed somewhat indiscriminately on the news. Over time, we believe the market will differentiate between companies that can retain the benefit of the tax reduction and those that will lose the benefit to competitive forces. Given our bias toward companies with strong competitive positions, unique products and services, and pricing power, we feel well positioned longer-term in this regard.

As we look forward, several factors could provide continued support for equities, although contrary to the somewhat euphoric market sentiment of late, they are not without risk. While the Fed has embarked upon a path of monetary policy renormalization and U.S. short-term interest rates have begun to rise, global interest rates remain low by historic standards. Moreover, other measures of stress in the financial markets, such as high yield bond spreads, remain near cycle lows. Globally, solid economic growth rates, high corporate earnings and strengthening PMIs are other indicators of a broadly supportive environment for equities. Specifically within the U.S., corporations stand to benefit from the reduction of the corporate tax rate and the administration’s emphasis on deregulation. However, it remains to be seen how long those measures can sustain the current expansion, or if they will have a more meaningful impact on economic growth in the next expansion. As Republican control of the U.S. House and Senate potentially weakens in 2018, politicians’ attention could shift to midterm elections rather than on any legislative agenda. Lack of further progress on pro-growth initiatives and a flattening yield curve within the U.S. could dampen optimism about the sustainability of economic growth, while a potential geopolitical conflict in the Korean Peninsula remains a significant risk globally. For the time being, however, we appear to be in the midst of a classic “Goldilocks” economy, at least as it relates to the financial markets.

As we approach the ninth anniversary of the current bull market and following a particularly strong year for equities, absolute valuations are elevated relative to historical standards; however, they do not appear egregious against the backdrop of low interest rates, low inflation and narrow high yield bond spreads. While corporate profit margins remain high, one notable risk to margins going forward is pressure from rising wages. This will be of pressing concern for companies with more labor-intensive businesses and companies in more competitive industries with low barriers to entry that are unable to pass higher costs through to their customers. We continue to focus our attention on identifying durable businesses with significant competitive advantages and robust growth prospects that present compelling risk/reward opportunities. We believe portfolios with these underlying characteristics are well positioned to deliver outperformance for our clients over the long term.

6	Annual Report	December 31, 2017

U.S. Value Market Review and Outlook

Improving economic data and solid corporate earnings growth supported a steady market advance throughout the year, assisted by momentum from President Trump’s pro-growth initiatives. In the fourth quarter, the domestic equity market continued to gravitate higher, driven by strong corporate earnings growth and solid domestic economic data. The magnitude and breadth of the strong earnings announcements suggest that the results more than offset the impact from the hurricane disruptions in the third quarter, as evidenced by the above-consensus 3% GDP reported during the quarter. In addition to strong corporate earnings and solid economic data, continued momentum on tax reform helped support market returns as the final proposal seemed to be relatively in-line with expectations. In December, the Federal Reserve (Fed) seemed to demonstrate confidence in the sustainability of an improving domestic economy as it continued with its rate normalization process and raised the Federal Funds rate at what was outgoing Fed Chair Janet Yellen’s last meeting. While new Fed Chair Jay Powell was widely expected to replace Yellen, his formal selection was a relative non-event for the market. Although there were a number of headline concerns related to geopolitical instability and political posturing on tax reform issues, these concerns were more than offset by the strong corporate earnings results, solid domestic economic data, and the ultimate agreement on tax reform during the quarter.

As the nine-year anniversary of the current bull market approaches, many question how much longer this economic cycle can last. While solid domestic economic data and strong corporate earnings growth fueled the positive equity returns in 2017, tax reform, more specifically a lower corporate tax rate, and increased fiscal spending may be the catalysts that help extend this economic cycle. Tax reform is poised to provide a one-time benefit to earnings per share growth, particularly for smaller cap stocks, that will result in lower multiples and take some of the valuation risk out of the market.

The low and invariable interest rate environment experienced the last few years may have allowed a number of marginal companies, particularly those with higher debt levels, to survive and compete for market share longer than they would have otherwise and helped keep inflation low. A more normalized interest rate environment may benefit higher quality companies as these marginal companies, who struggle to generate the cash flow necessary to service their debt, get squeezed out.

The U.S. economy continues to be subject to a number of risks, including a monetary policy mistake by the Fed, a major geopolitical conflict, or a deceleration of global growth which could alter the trajectory of the positive economic momentum in the U.S. While we are mindful of these variables, we are persistently seeking to identify attractive risk reward opportunities based on individual company fundamentals. From our bottom up perspective, we remain constructive on corporate earnings. Although many companies may face increasing margin pressure from higher wages, some of this will be offset by a lower corporate tax rate. As always, our focus remains on identifying quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. Given our investment approach, we believe our portfolios are well-suited to withstand a variety of market scenarios and add value over the long-term.

December 31, 2017	William Blair Funds	7

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David C. Fording John F. Jostrand

The William Blair Growth Fund (Class N shares) posted a 24.35% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 29.59%.

The Fund was unable to keep pace with the robust return of the Index in 2017. Style dynamics for the year were mixed, as our emphasis on companies with more durable business models and lower volatility than their peers was a headwind in the robust market environment. Mostly offsetting this headwind was our bias towards higher growth companies which was a tailwind for the year. Also, our typical underweight to mega caps was a modest headwind. On a stock specific basis, the top contributor to the Fund’s relative performance was cloud-based enterprise software provider Red Hat. Red Hat outperformed due to strong business results throughout the year as high demand for its products came from companies shifting to cloud IT infrastructures. Align Technology, a medical device company that focuses on clear aligner therapy (Invisalign), also reported strong business results throughout the year, and was a top contributor to the Fund’s performance. The company reported strong revenue growth and sales volume growth in each quarter this year, and saw growth amongst teenagers, an important market for the company, accelerate. Other top contributors were Progressive (Financials), MasterCard (Information Technology) and Amazon.com (Consumer Discretionary). The top detractor from the Fund’s performance for the year was grocery retailer Kroger, which underperformed due to food price deflation, improved competitor execution and a significant disruption to the industry with Amazon.com’s acquisition of Whole Foods Market. Diversified consumer products company Newell Brands was also a top detractor from the Fund’s performance after growth slowed in the second half of the year as retailers reduced inventories to deal with the shifting retail landscape in which more consumers are buying products online. Other top detractors from the Fund’s performance during the year were Allergan (Health Care), Starbucks (Consumer Discretionary) and Schlumberger (Energy), as well as not owning Apple (Information Technology), the largest position in the Index.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

8	Annual Report	December 31, 2017

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Class N	24.35%	9.05%	13.28%	7.66%
Class I	24.64	9.37	13.64	8.01
Russell 3000® Growth Index	29.59	13.51	17.16	9.93
S&P 500® Index	21.83	11.41	15.79	8.50

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2017	William Blair Funds	9

Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—38.9%
*	Acxiom Corporation	86,271	$2,378
*	Adobe Systems, Inc.	23,705	4,154
*	Alphabet, Inc. Class “A”	22,668	23,879
	Booz Allen Hamilton Holding Corporation	89,789	3,424
*	CoStar Group, Inc.	19,798	5,879
	CSRA, Inc.	102,182	3,057
*	Facebook, Inc. Class “A”	75,987	13,409
*	Guidewire Software, Inc.	38,427	2,854
	Mastercard, Inc. Class “A”	102,615	15,532
*	MaxLinear, Inc.	112,141	2,963
	Microsoft Corporation	284,141	24,305
	National Instruments Corporation	78,553	3,270
*	Red Hat, Inc.	87,039	10,453
	Texas Instruments, Inc.	77,503	8,094
*	Ultimate Software Group, Inc.	15,695	3,425
*	Vantiv, Inc. Class “A”	91,888	6,758
*	Yelp, Inc.	87,137	3,656
			137,490
	Consumer Discretionary—18.4%
*	Amazon.com, Inc.	16,139	18,874
*	CarMax, Inc.	34,638	2,221
	Domino’s Pizza, Inc.	23,597	4,459
*	Grand Canyon Education, Inc.	42,756	3,828
*	Laureate Education, Inc.	183,305	2,486
*	Live Nation Entertainment, Inc.	76,637	3,262
	Newell Brands, Inc.	108,894	3,365
	Six Flags Entertainment Corporation	79,668	5,303
	Starbucks Corporation	186,829	10,730
*	Steven Madden, Ltd.	65,185	3,044
*	The Michaels Cos., Inc.	162,799	3,938
	Vail Resorts, Inc.	16,670	3,542
			65,052
	Health Care—15.5%
*	Align Technology, Inc.	9,417	2,092
	Allergan plc†	21,108	3,453
*	BioMarin Pharmaceutical, Inc.	28,143	2,510
	Bristol-Myers Squibb Co.	57,261	3,509
	Danaher Corporation	85,838	7,967
*	Ligand Pharmaceuticals, Inc.	18,631	2,551
	Teleflex, Inc.	14,288	3,555
	UnitedHealth Group, Inc.	59,318	13,077
*	Veeva Systems, Inc.	56,936	3,147
	West Pharmaceutical Services, Inc.	22,039	2,175
	Zoetis, Inc.	149,593	10,777
			54,813
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)
	Industrials—12.4%
	BWX Technologies, Inc.	84,052	$5,084
	Fastenal Co.	107,486	5,879
	Raytheon Co.	38,968	7,320
	The Dun & Bradstreet Corporation	28,901	3,422
*	The Middleby Corporation	23,164	3,126
	Union Pacific Corporation	57,586	7,722
*	Verisk Analytics, Inc.	76,929	7,385
	Wabtec Corporation	48,493	3,949
			43,887
	Financials—8.3%
	Affiliated Managers Group, Inc.	15,262	3,133
	East West Bancorp, Inc.	71,116	4,326
	Intercontinental Exchange, Inc.	155,655	10,983
	The Progressive Corporation	197,762	11,138
			29,580
	Consumer Staples—4.8%
	Costco Wholesale Corporation	31,932	5,943
*	Monster Beverage Corporation	94,497	5,981
	The Estee Lauder Cos., Inc.	38,751	4,931
			16,855
	Materials—1.3%
	Ball Corporation	123,723	4,683
	Total Common Stocks—99.6% (cost $248,216)		352,360

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $2,716, collateralized by U.S. Treasury Note, 2.000%, due 8/15/25	$2,716	2,716
	Total Repurchase Agreement—0.8% (cost $2,716)		2,716
	Total Investments—100.4% (cost $250,932)		355,076
	Liabilities, plus cash and other assets—(0.4)%		(1,342)
	Net assets—100.0%		$353,734

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

10	Annual Report	December 31, 2017

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 30.88% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 30.21%.

Despite the robust return of the Index in 2017, the Fund outperformed the Index for the year. The Fund’s relative returns were largely the result of stock-specific dynamics, as style factors were mostly offsetting. Stock selection in Information Technology was the largest positive contributor from a sector perspective as our positions in Red Hat, Adobe Systems and MasterCard were top contributors. Cloud-based enterprise software provider Red Hat is benefitting from companies shifting to more agile cloud IT infrastructures, while creative software provider Adobe Systems continues to find additional services to sell to its customer base and capitalize on its near monopoly status in creative software. The Fund outperformed in the Information Technology sector despite not owning technology company Apple, the largest position in the Index and a strong relative performer. Other top contributors to the Fund’s performance for the year were Amazon.com (Consumer Discretionary) and Estee Lauder (Consumer Staples). The top detractor for the year was grocery retailer Kroger, which underperformed due to food price deflation, improved competitor execution and a significant disruption to the industry when Amazon.com announced it would acquire Whole Foods Market. Stock selection in the Consumer Discretionary sector also detracted from the Fund’s performance. Auto parts retailer O’Reilly Automotive was the top detractor in the sector and declined in part due to the risk of e-commerce competition negatively impacting margins in the future. Other top detractors were Chipotle Mexican Grill (Consumer Discretionary), Starbucks (Consumer Discretionary) and Schlumberger (Energy). From a style perspective, our higher growth bias, and resulting lower dividend yield exposure, was a tailwind. Mostly offsetting the higher growth benefit was our emphasis on companies with more consistent fundamentals, which was a headwind as companies with more volatile fundamentals outperformed, typical for a strong up market.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

December 31, 2017	William Blair Funds	11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Class N	30.88%	12.63%	16.78%	8.92%
Class I	31.29	12.91	17.07	9.21
Russell 1000® Growth Index	30.21	13.79	17.33	10.00

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Annual Report	December 31, 2017

Large Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—37.7%
	Accenture plc†	45,350	$6,943
*	Adobe Systems, Inc.	31,970	5,602
*	Alphabet, Inc. Class “A”	8,830	9,302
*	Alphabet, Inc. Class “C”	4,816	5,039
*	Facebook, Inc.	53,380	9,419
	Intuit, Inc.	26,000	4,102
	Mastercard, Inc.	54,780	8,292
	Microsoft Corporation	177,150	15,153
*	Red Hat, Inc.	51,020	6,128
	Texas Instruments, Inc.	65,250	6,815
			76,795
	Health Care—14.3%
*	Biogen, Inc.	13,090	4,170
	Danaher Corporation	52,470	4,870
	Stryker Corporation	18,660	2,889
	UnitedHealth Group, Inc.	43,640	9,621
	Zoetis, Inc.	105,660	7,612
			29,162
	Consumer Discretionary—13.8%
*	Amazon.com, Inc.	9,990	11,683
*	Netflix, Inc.	13,900	2,668
	Starbucks Corporation	124,240	7,135
	The Home Depot, Inc.	18,060	3,423
	Vail Resorts, Inc.	14,820	3,149
			28,058
	Industrials—13.0%
*	Copart, Inc.	56,450	2,438
	Fortive Corporation	54,690	3,957
	Raytheon Co.	17,520	3,291
	TransDigm Group, Inc.	11,200	3,076
	Union Pacific Corporation	59,080	7,922
*	Verisk Analytics, Inc.	59,760	5,737
			26,421
	Financials—8.3%
	Affiliated Managers Group, Inc.	25,670	5,269
	Intercontinental Exchange, Inc.	61,870	4,365
	The Progressive Corporation	128,870	7,258
			16,892
	Consumer Staples—6.3%
*	Monster Beverage Corporation	114,470	7,245
	The Estee Lauder Cos., Inc.	44,660	5,682
			12,927
	Materials—3.4%
	PPG Industries, Inc.	33,760	3,944
	Praxair, Inc.	19,950	3,086
			7,030
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)
	Real Estate—2.1%
*	SBA Communications Corporation	25,940	$4,238
	Energy—0.8%
	EOG Resources, Inc.	14,250	1,538
	Total Common Stocks—99.7% (cost $148,532)		203,061

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $390, collateralized by U.S. Treasury Note, 2.000%, due 8/15/25	$390	390
	Total Repurchase Agreement—0.2% (cost $390)		390
	Total Investments—99.9% (cost $148,922)		203,451
	Cash and other assets, less liabilities—0.1%		112
	Net assets—100.0%		$203,563

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	13

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV David P. Ricci

The William Blair Mid Cap Growth Fund (Class N shares) posted a 20.88% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 25.27%.

The Fund was unable to keep pace with the robust return of the Index in 2017. Style dynamics for the year were mixed as our emphasis on companies with more durable business models and better control of their destiny, compared to their peers, was a headwind in the robust market environment, while our bias towards higher growth companies was a tailwind. The Fund’s underweight to the Semiconductor industry detracted meaningfully from performance. We are often underweight Semiconductors due to the more commodity-like nature of many semiconductor products, and the limited pricing power and cyclicality of the businesses. On a stock specific basis, stock selection in the Consumer Discretionary sector, in particular the Fund’s positions in O’Reilly Automotive, Newell Brands and Tractor Supply, detracted from the Fund’s performance. Both O’Reilly Automotive and Tractor Supply declined in part due to the risk of potential competition from e-commerce. Newell Brands failed to meet consensus expectations for core organic sales growth as retailers reduced inventories, which caused the company to be negatively impacted in the short term. Other top detractors were Ball Corporation (Materials) and Signature Bank (Financials). Conversely, top contributors to the Fund’s performance were cloud-based enterprise software provider Red Hat and online vehicle auction platform Copart. Red Hat outperformed due to strong business results throughout the year as high demand for its products came from companies shifting to more agile cloud IT infrastructures. Copart saw positive trends in its business with a higher average selling price for cars and a greater number of cars in its inventory. Other top contributors were Centene and Align Technology, both of which contributed to positive stock selection in Health Care, and Costar Group (Information Technology).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

14	Annual Report	December 31, 2017

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Class N	20.88%	6.54%	10.86%	7.59%
Class I	21.18	6.78	11.13	7.87
Russell Midcap® Growth Index	25.27	10.30	15.30	9.10

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2017	William Blair Funds	15

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—25.4%
	Analog Devices, Inc.	12,380	$1,102
*	Arista Networks, Inc.	4,198	989
	Booz Allen Hamilton Holding Corporation	45,324	1,728
*	Coherent, Inc.	2,920	824
*	CoStar Group, Inc.	7,434	2,207
	CSRA, Inc.	28,770	861
*	Guidewire Software, Inc.	21,395	1,589
	j2 Global, Inc.	10,400	780
	MAXIMUS, Inc.	20,381	1,459
	Microchip Technology, Inc.	12,675	1,114
*	Red Hat, Inc.	19,505	2,343
*	Take-Two Interactive Software, Inc.	6,450	708
*	Ultimate Software Group, Inc.	7,995	1,745
*	Vantiv, Inc.	30,489	2,242
			19,691
	Industrials—20.0%
	BWX Technologies, Inc.	36,534	2,210
*	Copart, Inc.	63,705	2,751
	Equifax, Inc.	16,585	1,956
	Fortive Corporation	20,345	1,472
*	The Middleby Corporation	14,345	1,936
*	Verisk Analytics, Inc.	27,000	2,592
	Wabtec Corporation	15,105	1,230
	Xylem, Inc.	19,735	1,346
			15,493
	Consumer Discretionary—19.1%
	Aptiv plc†	9,065	769
*	CarMax, Inc.	17,760	1,139
	Domino’s Pizza, Inc.	9,360	1,769
	Hanesbrands, Inc.	50,175	1,049
*	Live Nation Entertainment, Inc.	28,920	1,231
	Newell Brands, Inc.	29,530	912
	Ross Stores, Inc.	31,590	2,535
	Six Flags Entertainment Corporation	30,440	2,026
	Tractor Supply Co.	17,460	1,305
*	Ulta Salon Cosmetics & Fragrance, Inc.	4,340	971
	Vail Resorts, Inc.	5,425	1,153
			14,859
	Health Care—17.2%
*	ABIOMED, Inc.	5,480	1,027
*	Align Technology, Inc.	4,935	1,096
*	BioMarin Pharmaceutical, Inc.	12,456	1,111
*	Centene Corporation	17,153	1,730
*	Charles River Laboratories International, Inc.	6,530	715
	Encompass Health Corporation	21,710	1,073
*	IDEXX Laboratories, Inc.	5,080	794
*	Mettler-Toledo International, Inc.	1,115	691
	Teleflex, Inc.	4,345	1,081
*	Veeva Systems, Inc.	20,345	1,125
	West Pharmaceutical Services, Inc.	8,350	824
	Zoetis, Inc.	29,270	2,108
			13,375
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)
	Financials—6.4%
	Affiliated Managers Group, Inc.	4,830	$991
	East West Bancorp, Inc.	21,560	1,312
	The Progressive Corporation	47,035	2,649
			4,952
	Materials—6.0%
*	Axalta Coating Systems, Ltd.†	25,735	833
	Ball Corporation	57,220	2,165
	Vulcan Materials Co.	12,735	1,635
			4,633

	Real Estate—2.9%
*	SBA Communications Corporation	13,605	2,223
	Energy—2.6%
*	Concho Resources, Inc.	13,285	1,996
	Total Common Stocks—99.6% (cost $61,613)		77,222

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $560, collateralized by U.S. Treasury Note, 2.000%, due 8/15/25	$560	560
	Total Repurchase Agreement—0.7% (cost $560)		560
	Total Investments—100.3% (cost $62,173)		77,782
	Liabilities, plus cash and other assets—(0.3)%		(247)
	Net assets—100.0%		$77,535

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Annual Report	December 31, 2017

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 28.57% increase, net of fees, for the twelve months ended December 31, 2017.By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), increased 24.46%.

The Fund outperformed the Index during 2017. While style factors provided a tailwind, the majority of outperformance was the result of strong stock selection. The Fund benefitted from positive stock selection in several sectors during the year, most notably in Health Care. Positions in Exact Sciences and Align Technology were standout contributors from the sector. Exact Sciences’ colorectal screening test, Cologuard, is increasingly being viewed as the standard of care in colorectal cancer screening, while Align Technology’s clear aligner therapy, Invisalign, gained global share from traditional wires and brackets in both the adult and teen markets. Other top individual contributors to the Fund’s performance included Information Technology sector holdings 2U, Take-Two Interactive Software and Arista Networks. From a style perspective, our higher growth and larger market cap biases were tailwinds. This was partially offset by a headwind resulting from our emphasis on companies with more durable fundamentals, as companies with higher volatility fundamentals outperformed, a common dynamic in strong up markets such as 2017. The Fund’s top individual detractors for the period were Consumer Discretionary companies Tractor Supply and Universal Electronics. Tractor Supply encountered weather-driven issues and concern about margins due to increased e-commerce investment, while Universal Electronics was hampered by delays in production and delivery of new remote control technology during the year. Other notable 2017 detractors included j2 Global (Information Technology), Acadia Healthcare (Health Care) and Signature Bank (Financials).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

December 31, 2017	William Blair Funds	17

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Class N	28.57%	12.66%	16.99%	10.42%
Class I	28.90	12.94	17.30	10.71
Russell 2500TM Growth Index	24.46	10.88	15.47	9.62

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Annual Report	December 31, 2017

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—26.8%
*	2U, Inc.	403,195	$26,010
*	Arista Networks, Inc.	88,955	20,956
	Booz Allen Hamilton Holding Corporation	923,946	35,230
*	Coherent, Inc.	67,542	19,062
*	CoStar Group, Inc.	163,335	48,502
	CSRA, Inc.	558,418	16,708
*	Euronet Worldwide, Inc.	259,892	21,901
*	Guidewire Software, Inc.	451,432	33,523
	j2 Global, Inc.	227,626	17,079
	MAXIMUS, Inc.	427,393	30,593
*	MaxLinear, Inc.	770,279	20,351
	National Instruments Corporation	468,602	19,508
	Nice, Ltd.—ADR	156,700	14,402
*	Rogers Corporation	210,827	34,137
*	Take-Two Interactive Software, Inc.	266,181	29,221
*	Vantiv, Inc. Class “A”	466,891	34,340
*	WEX, Inc.	255,979	36,152
*	Yelp, Inc.	619,371	25,989
			483,664
	Industrials—17.0%
	BWX Technologies, Inc.	855,942	51,776
*	Copart, Inc.	1,354,628	58,506
	HEICO Corporation	341,395	26,987
	Hexcel Corporation	431,119	26,665
*	SiteOne Landscape Supply, Inc.	275,137	21,103
*	Teledyne Technologies, Inc.	148,352	26,874
	The Dun & Bradstreet Corporation	129,835	15,374
*	The Middleby Corporation	264,385	35,679
	The Toro Co.	209,589	13,672
*	TransUnion	537,526	29,542
			306,178
	Consumer Discretionary—16.1%
	Adtalem Global Education, Inc.	683,954	28,760
	Cable One, Inc.	14,689	10,331
	Domino’s Pizza, Inc.	218,432	41,275
*	Grand Canyon Education, Inc.	347,760	31,135
*	Hilton Grand Vacations, Inc.	635,622	26,664
*	Live Nation Entertainment, Inc.	626,699	26,679
	Six Flags Entertainment Corporation	640,294	42,624
*	The Michaels Cos., Inc.	1,161,960	28,108
	Tractor Supply Co.	292,956	21,898
*	Universal Electronics, Inc.	334,295	15,795
	Vail Resorts, Inc.	84,034	17,855
			291,124
	Health Care—15.9%
*	ABIOMED, Inc.	149,145	27,951
*	Cambrex Corporation	484,530	23,258
*	Charles River Laboratories International, Inc.	258,527	28,296
*	DexCom, Inc.	369,984	21,233
	Encompass Health Corporation	536,232	26,495
*	Exact Sciences Corporation	325,456	17,100
*	Glaukos Corporation	383,972	9,849
*	Horizon Pharma plc†	1,775,639	25,924
*	IDEXX Laboratories, Inc.	118,828	18,582
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)
	Health Care — (continued)
*	Ligand Pharmaceuticals, Inc.	249,180	$34,120
*	Repligen Corporation	352,962	12,806
*	Veeva Systems, Inc.	410,762	22,707
	West Pharmaceutical Services, Inc.	195,369	19,277
			287,598
	Financials—9.2%
	Affiliated Managers Group, Inc.	110,245	22,628
	Bank of the Ozarks, Inc.	682,122	33,049
	Cboe Global Markets, Inc.	209,541	26,107
	East West Bancorp, Inc.	228,034	13,871
*	Encore Capital Group, Inc.	481,060	20,253
	FirstCash, Inc.	366,515	24,721
	OM Asset Management plc†	773,552	12,957
	Virtu Financial, Inc.	712,601	13,040
			166,626
	Materials—6.8%
*	Axalta Coating Systems, Ltd.†	606,919	19,640
	Ball Corporation	903,696	34,205
	Celanese Corporation	288,488	30,891
	Martin Marietta Materials, Inc.	171,285	37,861
			122,597
	Real Estate—3.1%
	Colliers International Group, Inc.†	206,759	12,478
	FirstService Corporation†	260,800	18,235
	Jones Lang LaSalle, Inc.	166,765	24,837
			55,550
	Energy—1.7%
*	Carrizo Oil & Gas, Inc.	298,717	6,357
*	Diamondback Energy, Inc.	188,550	23,804
			30,161
	Consumer Staples—0.6%
	Nu Skin Enterprises, Inc.	160,458	10,948

	Total Common Stocks—97.2% (cost $1,414,047)		1,754,446

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $53,624, collateralized by U.S.Treasury Note, 2.000%, due 8/15/25	$53,623	53,623
	Total Repurchase Agreement—3.0% (cost $53,623)		53,623
	Total Investments—100.2% (cost $1,467,670)		1,808,069
	Liabilities, plus cash and other assets—(0.2)%		(3,061)
	Net assets—100.0%		$1,805,008

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	19

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 9.59% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the Russell 2500TM Value Index (the “Index”), increased 10.36%.

While style factors were more normalized in 2017, the Fund’s higher growth profile relative to the Index provided a modest tailwind during the period that was somewhat offset by its underweight to the deeper value stocks within the Index. At the sector level, stock selection within the Semiconductors and the Fund’s lack of exposure to cyclical stocks within the Information Technology sector contributed to the Fund’s relative underperformance within the sector. We feel comfortable with the Fund’s lack of exposure to cyclical stocks within the Information Technology sector given current valuations and where we are in the market cycle. The Fund’s relative underperformance within the Real Estate sector was the result of stock selection within Retail REITs and Residential REITs. Broad-based stock selection within the Consumer Discretionary sector was the largest contributor to the Fund’s relative performance. Notable sub-industry contributors within the Consumer Discretionary sector were Automobile Manufacturers, Restaurants, and Footwear. While the Fund’s lack of exposure to Mortgage REITs provided a modest headwind within the Financials sector, this was more than offset by strong stock selection within Property & Casualty Insurance and Regional Banks, resulting in the Fund’s relative outperformance within the Financials sector. Looking specifically at stock selection, the Fund’s largest detractors from relative performance were Oasis Petroleum (Energy), Gulfport Energy (Energy), and PDC Energy (Energy). The largest contributors to relative performance were the Fund’s investments in Cadence Design Systems (Information Technology), Thor Industries (Consumer Discretionary), and lululemon athletica (Consumer Discretionary).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

20	Annual Report	December 31, 2017

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	Since Inception(a)
Class N	9.59%	8.61%	12.82%	13.39%
Class I	9.84	8.89	13.12	13.69
Russell 2500TM Value Index	10.36	9.30	13.27	14.90

(a)	Since inception is for the period from December 15, 2011 (Commencement of Operations) to December 31, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Value Index consists of mid-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2017	William Blair Funds	21

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Financials—21.7%
	American Financial Group, Inc.	333	$36
	CNO Financial Group, Inc.	1,455	36
*	E*TRADE Financial Corporation	1,205	60
	East West Bancorp, Inc.	798	49
	First American Financial Corporation	737	41
	FNB Corporation	2,516	35
	Hancock Holding Co.	862	43
	Hanover Insurance Group, Inc.	402	43
	Home BancShares, Inc.	1,791	42
	Iberiabank Corporation	426	33
	PacWest Bancorp	892	45
	Radian Group, Inc.	2,262	47
	Renasant Corporation	609	25
	Sandy Spring Bancorp, Inc.	618	24
	Selective Insurance Group, Inc.	801	47
	Sterling Bancorp	1,793	44
*	SVB Financial Group	186	43
*	Western Alliance Bancorp	586	33
	WSFS Financial Corporation	843	40
	Zions Bancorporation	456	23
			789
	Industrials—14.4%
	Brady Corporation	1,251	47
	EMCOR Group, Inc.	439	36
	Fortune Brands Home & Security, Inc.	677	46
	Interface, Inc.	2,179	55
	Lennox International, Inc.	251	52
	Manpowergroup, Inc.	321	41
	Old Dominion Freight Line, Inc.	432	57
	Owens Corning	604	56
	Spirit AeroSystems Holdings, Inc.	578	50
	Terex Corporation	976	47
	Wabtec Corporation	457	37
			524
	Real Estate—13.3%
	Acadia Realty Trust	1,537	42
	American Assets Trust, Inc.	1,134	43
	American Campus Communities, Inc.	1,122	46
	Camden Property Trust	433	40
	Douglas Emmett, Inc.	885	36
	Education Realty Trust, Inc.	626	22
*	Equity Commonwealth	1,461	45
	Healthcare Realty Trust, Inc.	1,349	43
	Highwoods Properties, Inc.	734	37
	National Retail Properties, Inc.	1,041	45
	Pebblebrook Hotel Trust	1,211	45
	Terreno Realty Corporation	1,099	39
			483
	Consumer Discretionary—12.1%
	Adtalem Global Education, Inc.	1,038	44
	Children’s Place, Inc.	282	41
*	Dave & Buster’s Entertainment, Inc.	658	36

	Issuer	Shares	Value

	Common Stocks—(continued)
	Consumer Discretionary — (continued)
	Dunkin’ Brands Group, Inc.	797	$51
*	Grand Canyon Education, Inc.	446	40
*	Lululemon Athletica, Inc.	705	56
	Meredith Corporation	496	33
	Thor Industries, Inc.	347	52
	Vail Resorts, Inc.	147	31
	Wolverine World Wide, Inc.	1,775	57
			441
	Information Technology—8.9%
*	Acxiom Corporation	1,599	44
	Belden, Inc.	556	43
	Booz Allen Hamilton Holding Corporation	926	35
*	Cadence Design Systems, Inc.	808	34
	CSRA, Inc.	1,617	48
*	F5 Networks, Inc.	364	48
*	Inphi Corporation	923	34
	j2 Global, Inc.	521	39
			325
	Energy—7.0%
*	Exterran Corporation	692	22
*	Gulfport Energy Corporation	2,555	32
*	Helix Energy Solutions Group, Inc.	3,287	25
*	Parsley Energy, Inc.	1,301	38
	Patterson-UTI Energy, Inc.	1,454	33
*	PDC Energy, Inc.	719	37
	Range Resources Corporation	2,266	39
	Targa Resources Corporation	551	27
			253
	Utilities—6.6%
	Atmos Energy Corporation	575	49
	IDACORP, Inc.	490	45
	NiSource, Inc.	1,844	47
	ONE Gas, Inc.	634	47
	Pinnacle West Capital Corporation	618	53
			241
	Materials—6.0%
	Carpenter Technology Corporation	865	44
	FMC Corporation	399	38
	Minerals Technologies, Inc.	420	29
	PolyOne Corporation	945	41
	Sensient Technologies Corporation	376	28
	Steel Dynamics, Inc.	935	40
			220
	Health Care—5.4%
	CONMED Corporation	344	17
	Encompass Health Corporation	705	35
*	Hologic, Inc.	738	31
*	Integer Holdings Corporation	357	16
*	Magellan Health, Inc.	329	32
*	Mednax, Inc.	524	28
	PerkinElmer, Inc.	514	38
			197

See accompanying Notes to Financial Statements.

22	Annual Report	December 31, 2017

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Staples—3.0%
Ingredion, Inc.	283	$40
J&J Snack Foods Corporation	193	29
Lamb Weston Holdings, Inc.	737	42
		111
Total Common Stocks—98.4% (cost $2,750)		3,584
Total Investments—98.4% (cost $2,750)		3,584
Cash and other assets, less liabilities—1.6%		59
Net assets—100.0%		$3,643

* = Non-income producing security

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	23

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Ward D. Sexton

The William Blair Small Cap Growth Fund (Class N shares) posted a 26.70% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 22.17%.

The Fund significantly outperformed the Index during 2017. Outperformance was the result of strong stock selection, as style factors were modestly negative in the period. The Fund benefitted from positive stock selection in several sectors during the year, most notably in Information Technology and Consumer Discretionary. Positions in USA Technologies and 2U were top contributors to performance in Information Technology, while Golden Entertainment and Boot Barn Holdings were standouts in Consumer Discretionary. Golden Entertainment outperformed as the company reported strong revenue growth in its distributed gaming business and made a number of acquisitions that were well received by investors. In addition, the Fund’s position in Exact Sciences (Health Care) was a strong contributor to performance. Exact Sciences’ colorectal screening test, Cologuard, is increasingly being viewed as the standard of care in colorectal cancer screening, and the stock reacted accordingly. From a style perspective, our higher growth bias was a modest tailwind during the year, but it was offset by a more significant headwind from our typical underweight to the Biotechnology industry, which materially outperformed the Index. From a stock specific standpoint, the Fund’s top individual detractors for the period were Team (Industrials) and Fulgent Genetics (Health Care). Shares of Team, a provider of specialty inspection and maintenance services, declined as a result of weak demand for its non-discretionary services and the company’s announcement of a convertible debt offering. Fulgent Genetics underperformed on a number of fundamental setbacks, including a shift in the market toward single gene tests, away from higher priced panels. Other notable 2017 detractors included Universal Electronics (Consumer Discretionary), U.S. Auto Parts Network (Consumer Discretionary) and Pandora Media (Information Technology).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

24	Annual Report	December 31, 2017

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Class N	26.70%	12.91%	17.67%	9.24%
Class I	26.99	13.19	17.97	9.52
Russell 2000® Growth Index	22.17	10.28	15.21	9.19

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2017	William Blair Funds	25

Small Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—23.8%
*	2U, Inc.	91,720	$5,917
*	Acxiom Corporation	215,270	5,933
*	Agilysys, Inc.	257,678	3,164
*	Cars.com, Inc.	194,350	5,605
	CSRA, Inc.	138,930	4,157
*	EPAM Systems, Inc.	40,230	4,322
*	Etsy, Inc.	208,480	4,263
*	Guidewire Software, Inc.	91,546	6,798
*	Inphi Corporation	161,100	5,896
	j2 Global, Inc.	117,434	8,811
	Littelfuse, Inc.	27,180	5,377
*	LivePerson, Inc.	60,145	692
	MAXIMUS, Inc.	82,070	5,874
*	MaxLinear, Inc.	322,341	8,516
	Nice, Ltd.—ADR	57,390	5,275
*	RealPage, Inc.	185,950	8,238
*	Rogers Corporation	27,000	4,372
*	USA Technologies, Inc.	517,556	5,046
*	Varonis Systems, Inc.	168,250	8,168
*	WNS Holdings, Ltd.—ADR	125,340	5,030
*	Yelp, Inc.	116,870	4,904
			116,358
	Consumer Discretionary—21.1%
	Adtalem Global Education, Inc.	184,340	7,752
*	At Home Group, Inc.	176,775	5,372
*	Boot Barn Holdings, Inc.	401,220	6,664
*	Bridgepoint Education, Inc.	307,678	2,554
	Cable One, Inc.	9,170	6,450
	Collectors Universe, Inc.	99,410	2,847
*	Dave & Buster’s Entertainment, Inc.	87,120	4,806
*	Gentherm, Inc.	131,600	4,178
*	Golden Entertainment, Inc.	228,629	7,465
*	Grand Canyon Education, Inc.	55,610	4,979
*	Hilton Grand Vacations, Inc.	114,430	4,800
*	IMAX Corporation†	184,520	4,272
*	Laureate Education, Inc.	320,374	4,344
	Lithia Motors, Inc.	60,610	6,885
	Nutrisystem, Inc.	92,260	4,853
	Six Flags Entertainment Corporation	117,152	7,799
*	Steven Madden, Ltd.	138,490	6,467
*	U.S. Auto Parts Network, Inc.	1,248,563	3,146
*	Universal Electronics, Inc.	133,435	6,305
*	YogaWorks, Inc.	411,111	1,163
			103,101
	Health Care—16.6%
*	AxoGen, Inc.	118,709	3,359
*	Cambrex Corporation	107,315	5,151
*	CryoLife, Inc.	242,990	4,653
*	DexCom, Inc.	85,270	4,894
	Encompass Health Corporation	163,885	8,098
*	Exact Sciences Corporation	71,104	3,736
*	Glaukos Corporation	188,906	4,845

	Issuer	Shares	Value

	Common Stocks—(continued)
	Health Care — (continued)
*	Horizon Pharma plc†	485,790	$7,093
*	LHC Group, Inc.	78,310	4,797
*	Ligand Pharmaceuticals, Inc.	62,640	8,577
*	NeoGenomics, Inc.	502,371	4,451
*	Obalon Therapeutics, Inc.	197,930	1,308
*	Repligen Corporation	162,923	5,911
	Simulations Plus, Inc.	193,887	3,122
*	Supernus Pharmaceuticals, Inc.	156,160	6,223
	US Physical Therapy, Inc.	66,333	4,789
			81,007
	Industrials—14.3%
	Albany International Corporation	70,980	4,362
*	Armstrong World Industries, Inc.	101,380	6,139
*	Blue Bird Corporation	315,040	6,269
	BWX Technologies, Inc.	143,930	8,706
	Douglas Dynamics, Inc.	180,940	6,840
	ESCO Technologies, Inc.	97,440	5,871
	HEICO Corporation	77,595	6,134
*	ICF International, Inc.	78,761	4,135
	John Bean Technologies Corporation	40,225	4,457
*	Mercury Systems, Inc.	112,034	5,753
*	SiteOne Landscape Supply, Inc.	65,900	5,054
*	Team, Inc.	243,025	3,621
*	Willdan Group, Inc.	111,030	2,658
			69,999
	Financials—10.7%
	A-Mark Precious Metals, Inc.	118,010	1,736
*	BofI Holding, Inc.	242,630	7,255
*	Encore Capital Group, Inc.	124,346	5,235
	FirstCash, Inc.	174,236	11,752
	Glacier Bancorp, Inc.	131,420	5,177
	Home BancShares, Inc.	245,130	5,699
	Meta Financial Group, Inc.	105,512	9,776
	Virtu Financial, Inc.	311,825	5,706
			52,336
	Consumer Staples—5.3%
	Calavo Growers, Inc.	62,220	5,251
	MGP Ingredients, Inc.	91,370	7,025
	Nu Skin Enterprises, Inc.	114,355	7,802
*	Primo Water Corporation	463,816	5,830
			25,908
	Real Estate—2.1%
	Colliers International Group, Inc.†	84,183	5,081
	FirstService Corporation†	77,149	5,394
			10,475

	Materials—1.7%
*	Codexis, Inc.	943,300	7,877
	Orion Engineered Carbons S.A.†	17,948	459
			8,336

See accompanying Notes to Financial Statements.

26	Annual Report	December 31, 2017

Small Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)
	Energy—1.5%
*	Callon Petroleum Co.	266,590	$3,239
*	Carrizo Oil & Gas, Inc.	145,743	3,101
*	Gulfport Energy Corporation	97,227	1,241
			7,581
	Telecommunication Services—1.0%
*	ORBCOMM, Inc.	499,292	5,083
	Total Common Stocks—98.1% (cost $369,628)		480,184

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $16,006, collateralized by U.S. Treasury Inflation Index Bond, 0.625%, due 1/15/26, and U.S. Treasury Note, 1.625%, due 2/15/26	$16,006	16,006
	Total Repurchase Agreement—3.3% (cost $16,006)		16,006
	Total Investments—101.4% (cost $385,634)		496,190
	Liabilities, plus cash and other assets—(1.4)%		(6,780)
	Net assets—100.0%		$489,410

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	27

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small Cap Value Fund (Class N shares) posted a 7.57% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 7.84%.

While style factors were more normalized in 2017 and did not have a strong influence on Fund performance, a modest tailwind from the Fund’s underweight to deep-value stocks was offset by the headwind created by the Fund’s higher quality bias as companies with lower earnings quality outperformed during the period. Within the Information Technology sector, stock selection within Semiconductors and the Fund’s lack of exposure to cyclical stocks within the sector contributed to the Fund’s relative underperformance. We feel comfortable with the Fund’s lack of exposure to the more cyclical stocks in the Information Technology sector given current valuations and where we are in the market cycle. The Fund’s relative underperformance within the Health Care sector was a result of its lack of exposure to Biotech and Pharmaceutical stocks, which was partially offset by positive stock selection within Health Care Providers & Services. The Consumer Discretionary sector was the largest contributor to the Fund’s relative performance due to broad-based stock selection, supported by contributions within the Autoparts & Equipment, Restaurants, and Footwear industries. Although the Fund’s lack of exposure to Mortgage REITs provided a headwind during the year, strong stock selection within Property & Casualty Insurance and Regional Banks more than offset this and contributed to the relative outperformance within the Financials sector. Looking specifically at stock selection, the Fund’s largest detractors from relative performance were Oasis Petroleum (Energy), SpartanNash (Consumer Staples), and CIRCOR International (Industrials). Offsetting this were the Fund’s investments in Dana (Consumer Discretionary), Kadant (Industrials), and First American Financial (Financials).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

28	Annual Report	December 31, 2017

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017

	1 Year	3 Year	5 Year	10 Year
Class N	7.57%	8.55%	13.17%	9.07%
Class I	7.85	8.84	13.47	9.32
Russell 2000® Value Index	7.84	9.55	13.01	8.17

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2017	William Blair Funds	29

Small Cap Value Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Financials—29.6%
	Banner Corporation	131,093	$7,226
	Boston Private Financial Holdings, Inc.	473,079	7,309
	CNO Financial Group, Inc.	331,310	8,180
	CoBiz Financial, Inc.	466,659	9,329
	CVB Financial Corporation	246,524	5,808
	First American Financial Corporation	160,665	9,004
	FNB Corporation	681,188	9,414
	Glacier Bancorp, Inc.	256,412	10,100
*	Green Bancorp, Inc.	289,271	5,872
	Hancock Holding Co.	202,665	10,032
	Hanover Insurance Group, Inc.	81,554	8,814
	Home BancShares, Inc.	350,895	8,158
	Iberiabank Corporation	97,904	7,588
	National Bank Holdings Corporation	178,579	5,791
	OceanFirst Financial Corporation	237,908	6,245
	Radian Group, Inc.	571,085	11,770
	Renasant Corporation	187,391	7,663
	Sandy Spring Bancorp, Inc.	160,273	6,254
*	Seacoast Banking Corporation of Florida	278,833	7,029
	Selective Insurance Group, Inc.	186,316	10,937
	Sterling Bancorp	421,680	10,373
	Umpqua Holdings Corporation	399,354	8,307
*	Western Alliance Bancorp	163,110	9,235
	WSFS Financial Corporation	193,561	9,262
			199,700
	Industrials—12.3%
	Brady Corporation	307,127	11,640
*	Continental Building Products, Inc.	358,335	10,087
	EMCOR Group, Inc.	91,422	7,474
	Interface, Inc.	501,101	12,603
	Kadant, Inc.	65,810	6,607
*	Lydall, Inc.	114,531	5,812
*	Northwest Pipe Co.	252,850	4,840
	Standex International Corporation	70,980	7,229
	Terex Corporation	201,099	9,697
	Universal Forest Products, Inc.	181,340	6,822
			82,811
	Consumer Discretionary—11.4%
	Adtalem Global Education, Inc.	238,811	10,042
*	Cavco Industries, Inc.	47,405	7,234
	Children’s Place, Inc.	62,756	9,121
	Dana, Inc.	333,173	10,665
*	Dave & Buster’s Entertainment, Inc.	126,690	6,989
*	Grand Canyon Education, Inc.	76,365	6,837
	Meredith Corporation	108,775	7,185
*	TopBuild Corporation	106,324	8,053
	Wolverine World Wide, Inc.	326,026	10,394
			76,520
	Real Estate—11.0%
	Acadia Realty Trust	296,555	8,114
	Agree Realty Corporation	156,745	8,063
	American Assets Trust, Inc.	218,817	8,367
	Education Realty Trust, Inc.	233,565	8,156
*	Equity Commonwealth	245,745	7,498

	Issuer	Shares	Value

	Common Stocks—(continued)
	Real Estate — (continued)
	Healthcare Realty Trust, Inc.	263,466	$8,462
	Highwoods Properties, Inc.	121,206	6,171
	LaSalle Hotel Properties	176,526	4,955
	Pebblebrook Hotel Trust	185,042	6,878
	Terreno Realty Corporation	208,928	7,325
			73,989
	Information Technology—9.6%
*	Acxiom Corporation	345,390	9,519
	ADTRAN, Inc.	362,055	7,006
	Belden, Inc.	114,352	8,825
	Booz Allen Hamilton Holding Corporation	180,458	6,881
	CSRA, Inc.	252,302	7,549
*	Inphi Corporation	178,424	6,530
	j2 Global, Inc.	90,955	6,824
	MAXIMUS, Inc.	84,299	6,034
*	MaxLinear, Inc.	210,670	5,566
			64,734
	Energy—6.4%
	Archrock, Inc.	583,028	6,122
*	Exterran Corporation	132,370	4,162
*	Halcon Resources Corporation	586,604	4,440
*	Helix Energy Solutions Group, Inc.	424,811	3,203
*	Newpark Resources, Inc.	526,634	4,529
*	PDC Energy, Inc.	122,383	6,308
	Range Resources Corporation	431,960	7,369
*	RSP Permian, Inc.	180,144	7,328
			43,461
	Utilities—6.3%
	Chesapeake Utilities Corporation	117,489	9,229
	IDACORP, Inc.	123,750	11,306
	ONE Gas, Inc.	144,032	10,552
	Southwest Gas Holdings, Inc.	139,000	11,186
			42,273
	Health Care—5.4%
	Analogic Corporation	54,825	4,592
	CONMED Corporation	148,717	7,580
	Encompass Health Corporation	166,341	8,219
*	Integer Holdings Corporation	175,838	7,965
*	Magellan Health, Inc.	81,654	7,884
			36,240
	Materials—4.6%
	Carpenter Technology Corporation	118,761	6,056
	Minerals Technologies, Inc.	93,498	6,437
	PolyOne Corporation	152,339	6,627
	Sensient Technologies Corporation	87,917	6,431
	Silgan Holdings, Inc.	193,148	5,677
			31,228
	Consumer Staples—3.3%
*	Darling Ingredients, Inc.	404,153	7,327
	J&J Snack Foods Corporation	61,483	9,335
	SpartanNash Co.	210,378	5,613
			22,275

See accompanying Notes to Financial Statements.

30	Annual Report	December 31, 2017

Small Cap Value Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Telecommunication Services—0.8%
*	Cincinnati Bell, Inc.	258,175	$5,383
	Total Common Stocks—100.7% (cost $493,938)		678,614

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $14,510, collateralized by U.S. Treasury Note, 2.000%, due 8/15/25	$14,510	14,510
	Total Repurchase Agreement—2.1% (cost $14,510)		14,510
	Total Investments—102.8% (cost $508,448)		693,124
	Liabilities, plus cash and other assets—(2.8)%		(19,104)
	Net assets—100.0%		$674,020

* = Non-income producing security

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	31

Global Markets Review and Outlook

The 2017 market environment was characterized by strong and accelerating global economic growth. The broadening nature of growth was particularly noteworthy, as evidenced by strengthening industrial production volumes across the world. Corporate earnings results were bolstered by the expanding economic environment, providing a tailwind for investors. Beyond improving corporate performance, major national elections, especially in Europe, produced outcomes favorable for continued growth.

Risk assets led the markets in 2017. Emerging markets—which received oxygen from a weak U.S. dollar—performed the strongest, returning 36.8% in USD terms, as measured by the MSCI Emerging Markets IMI Index. Developed markets also performed well, advancing 22.4% for the year, as measured by the MSCI World IMI Index. China, which returned +50.7%, drove emerging markets’ performance to a significant extent, with additional contributions from South Korea (+46.0%), India (+43.7%), Poland (+53.6%), Chile (+43.3%) and South Africa (+34.0%)—illustrating the breadth of gains across the emerging markets landscape.

From a global sector perspective, technology led by a significant margin in 2017, advancing 41.0% for the year (as measured by the MSCI All Country World Index IMI), far outpacing the second best performer, materials, which gained 29.3%. Within technology, the software and services industry returned 42.2%, followed by semiconductors and equipment (+42.0%) and technology hardware and equipment (+37.8%). In contrast, energy (+5.2%) and telecom (+8.2%) were the worst performing sectors for the year.

The performance of William Blair’s proprietary quantitative models demonstrated that momentum, earnings trend and growth style factors outperformed during 2017, while fundamental volatility, quality and valuation factors underperformed. These style trends were more pronounced within emerging markets.

Underpinning 2017 performance was a broadening of growth in both developed and emerging markets, which we have not seen in more than a decade. As growth broadened, it also strengthened. Year-over-year growth in industrial production volumes, a proxy for growth, ranged from 3% in the United States to 8% in Brazil.

When global growth drives expansion, it shows up in corporate earnings. In 2017, returns were driven predominantly by corporate earnings growth as opposed to price-to-earnings (P/E) multiple expansion. That is not to say that P/E multiple expansion was completely absent. Delving deeper into the sectoral composition of returns, Europe and the United States benefited from P/E expansion during the year, which we would expect in response to stronger growth performance.

The synchronized global recovery is well understood, and global growth remains firm. For us, though, it is important to understand the nature of the cycle and how far we are into it. The low-volatility regimes we have experienced in the equity and fixed-income markets carry potential risks. When change comes, it will likely be difficult, because we have been shielded from natural cyclical behavior (i.e., from negative economic and market forces) for some time.

Sudden inflationary pressures and wage growth acceleration would likely alter investor return expectations, driving bond yields and volatility materially higher, while potentially triggering equity leadership rotation both across and within sectors. Financials would be expected to benefit from higher interest rates, for example, but increased caution would be warranted for financially leveraged companies. We want to be mindful of this.

Reflecting on some of the preeminent growth themes of 2017, including technology and the rise of innovation in China, we are optimistic. Despite the growing likelihood of a cyclical slowdown within the technology sector, we believe that strong secular growth will continue.

From a geographic perspective, we believe that emerging markets continue to offer attractive investment opportunities heading into 2018. In particular, there are abundant opportunities to invest in China’s growth, but we are mindful of the significant share-price gains in 2017 from the perspective of near-term momentum reversal risk.

32	Annual Report	December 31, 2017

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Kenneth J. McAtamney

The William Blair Global Leaders Fund (Class N shares) posted a 30.31% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), increased 23.95%.

The Fund’s calendar year 2017 outperformance versus the Index was primarily driven by positive stock selection across most sectors. Within the Health Care sector, U.S. holdings Align Technology and VCA aided the Fund’s performance. Align Technology’s share price was supported by consensus beating financial results on higher average selling prices and sales volumes for the company’s clear aligners, Invisalign, which continued to take share from traditional wires and brackets globally. VCA is a leading provider of animal hospitals and diagnostic laboratories in North America. VCA’s share price surged after the company agreed to be acquired by Mars at a 31% premium to its share price in early January 2017. The stock was subsequently liquidated from the Fund’s portfolio. Chinese internet gaming company Tencent Holdings (Information Technology) was a strong contributor to performance, supported by accelerating growth in mobile gaming and continued triple-digit growth rates in the smaller cloud and payments businesses. Partially offsetting these positive effects were the Fund’s underweightings in the Materials and Health Care sectors. Stock selection in the Consumer Discretionary sector also detracted from the Fund’s performance, hampered by exposure to U.S. auto parts retailer O’Reilly Automotive, which experienced deteriorating same store sales trends amid slowing industry tailwinds. U.K.-based media company WPP also detracted from the Fund’s performance, as its share price pulled back following disappointing second-quarter financial results that showed deteriorating organic growth trends amid industry-wide contractual pressures in U.S. media, account losses and spending cuts in the Fast Moving Consumer Goods (FMCG) segment. Japanese auto manufacturer Subaru’s share price was negatively impacted by a weaker than expected operating profit due to currency headwinds, air bag-related recall costs, higher U.S. incentives including rebates offered on vehicles sold in the U.S. market, and startup costs at its Indiana operations.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32.

December 31, 2017	William Blair Funds	33

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
					Since
	1 Year	3 Year	5 Year	10 Year	Inception
Class N	30.31%	10.35%	11.00%	5.01%	—
Class I	30.69	10.69	11.31	5.29	—
MSCI ACW IMI (net)	23.95	9.52	11.00	4.97	—
Institutional Class(a)	30.78	10.76	11.42	—	11.27%
MSCI ACW IMI (net)(a)	23.95	9.52	11.00	—	10.84

(a)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to December 31, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

34	Annual Report	December 31, 2017

Global Leaders Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—57.3%
	Canada—2.8%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	60,154	$2,619
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	87,207	3,202
			5,821
	United States—54.5%
*	ABIOMED, Inc. (Health care equipment & supplies)	5,514	1,033
*	Adobe Systems, Inc. (Software)	22,737	3,984
	Affiliated Managers Group, Inc. (Capital markets)	14,283	2,932
*	Align Technology, Inc. (Health care equipment & supplies)	8,914	1,981
*	Alphabet, Inc. Class “A” (Internet software & services)	5,260	5,541
*	Amazon.com, Inc. (Internet & direct marketing retail)	4,780	5,590
	BlackRock, Inc. (Capital markets)	10,161	5,220
*	Boston Scientific Corporation (Health care equipment & supplies)	72,838	1,806
	Carnival Corporation (Hotels, restaurants & leisure)†	38,470	2,553
*	CoStar Group, Inc. (Internet software & services)	4,365	1,296
	Domino’s Pizza, Inc. (Hotels, restaurants & leisure)	11,941	2,256
	EOG Resources, Inc. (Oil, gas & consumable fuels)	26,123	2,819
	Equifax, Inc. (Professional services)	10,202	1,203
*	Facebook, Inc. Class “A” (Internet software & services)	19,627	3,463
	Fifth Third Bancorp (Banks)	124,904	3,790
	Intercontinental Exchange, Inc. (Capital markets)	46,323	3,269
	JPMorgan Chase & Co. (Banks)	44,756	4,786
	Lam Research Corporation (Semiconductors & semiconductor equipment)	11,850	2,181
	Mastercard, Inc. Class “A” (IT services)	24,318	3,681
*	Netflix, Inc. (Internet & direct marketing retail)	11,906	2,285
	NextEra Energy, Inc. (Electric utilities)	16,592	2,591
	Pioneer Natural Resources Co. (Oil, gas & consumable fuels)	6,738	1,165
	Prologis, Inc. (Equity REIT)	31,164	2,010
	Raytheon Co. (Aerospace & defense)	16,614	3,121
	Roper Technologies, Inc. (Electrical equipment)	5,815	1,506
*	salesforce.com, Inc. (Software)	20,415	2,087
	Southwest Airlines Co. (Airlines)	47,710	3,123
	The Boeing Co. (Aerospace & defense)	16,190	4,775
	The Estee Lauder Cos., Inc. (Personal products)	23,424	2,980
	The Goldman Sachs Group, Inc. (Capital markets)	13,089	3,335

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
	The Home Depot, Inc. (Specialty retail)	25,505	$4,834
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	18,151	3,446
	Union Pacific Corporation (Road & rail)	27,497	3,687
	UnitedHealth Group, Inc. (Health care providers & services)	21,037	4,638
	Vail Resorts, Inc. (Hotels, restaurants & leisure)	13,012	2,765
*	Vantiv, Inc. Class “A” (IT services)	44,986	3,309
	Watsco, Inc. (Trading companies & distributors)	11,329	1,926
	Zoetis, Inc. (Pharmaceuticals)	30,535	2,200
			115,167

	Europe—14.6%
	Denmark—2.0%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	78,583	4,236
	France—5.4%
	BNP Paribas S.A. (Banks)	48,141	3,596
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	11,655	3,432
	Valeo S.A. (Auto components)	58,561	4,375
			11,403
	Germany—1.8%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	142,226	3,897
	Netherlands—2.9%
	Koninklijke Philips N.V. (Health care equipment & supplies)	75,220	2,847
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	98,603	3,287
			6,134
	Sweden—1.2%
	Atlas Copco AB Class “A” (Machinery)	57,059	2,464
	Switzerland—1.3%
	Partners Group Holding AG (Capital markets)	4,113	2,819

	Emerging Asia—7.9%
	China—4.8%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	21,849	3,767
	Tencent Holdings, Ltd. (Internet software & services)	74,900	3,892
	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	62,116	2,486
			10,145
	India—1.6%
	HDFC Bank, Ltd.—ADR (Banks)	33,506	3,407

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	35

Global Leaders Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Taiwan—1.5%
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	80,017	$3,173

Asia—7.3%
Australia—2.8%
CSL, Ltd. (Biotechnology)	27,496	3,032
Macquarie Group, Ltd. (Capital markets)	36,988	2,875
		5,907
Hong Kong—2.9%
AIA Group, Ltd. (Insurance)	473,200	4,037
Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	267,000	2,142
		6,179
Singapore—1.6%
Broadcom, Ltd. (Semiconductors & semiconductor equipment)†	12,767	3,280

Japan—7.1%
Daikin Industries, Ltd. (Building products)	30,200	3,574
FANUC Corporation (Machinery)	11,600	2,786
Keyence Corporation (Electronic equipment, instruments & components)	6,000	3,361
Komatsu, Ltd. (Machinery)	102,400	3,706
Start Today Co., Ltd. (Internet & direct marketing retail)	51,600	1,569
		14,996

United Kingdom—4.5%
BHP Billiton plc (Metals & mining)	152,393	3,132
Compass Group plc (Hotels, restaurants & leisure)	161,710	3,493
Unilever N.V. (Personal products)	51,771	2,917
		9,542
Total Common Stocks—98.7% (cost $148,043)		208,570

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $2,743, collateralized by U.S. Treasury Inflation Indexed Bond, 0.625%, due 1/15/26	$2,743	$2,743
Total Repurchase Agreement—1.3% (cost $2,743)		2,743
Total Investments—100.0% (cost $150,786)		211,313
Cash and other assets, less liabilities—0.0%		36
Net assets—100.0%		$211,349

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

† = U.S. listed foreign security

* = Non-income producing security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	22.5%
Financials	20.5%
Consumer Discretionary	18.1%
Industrials	15.3%
Health Care	12.1%
Energy	5.0%
Consumer Staples	2.8%
Materials	1.5%
Utilities	1.2%
Real Estate	1.0%
Total	100.0%

At December 31, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	64.2%
Euro	11.7%
Japanese Yen	7.2%
Hong Kong Dollar	4.8%
British Pound Sterling	3.2%
Australian Dollar	2.8%
Danish Krone	2.0%
Canadian Dollar	1.5%
Swiss Franc	1.4%
Swedish Krona	1.2%
Total	100.0%

See accompanying Notes to Financial Statements.

36	Annual Report	December 31, 2017

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Leaders Fund (Class N shares) posted a 29.65% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 27.81%.

The Fund’s calendar year 2017 outperformance versus the Index was primarily driven by a combination of stock selection and an overweight in the Information Technology sector, particularly within the Internet Software & Services industry. Stock selection within Financials was another notable contributor during the period, aided by AIA Group and China Merchants Bank. AIA Group, a leading provider of life insurance throughout Asia, continued to benefit from strong demand for its products, a trend we expect to continue as more emerging market consumers enter the middle class. China Merchants Bank also posted solid operating performance as the company benefited from strong loan growth, improving credit quality, and good operating expense control. Strong results at Lonza Group, a custom manufacturer of biopharmaceuticals and specialty ingredients, and Alibaba Group, the China-based e-commerce giant, also contributed to the Fund’s outperformance for the year. Partially offsetting these positive effects were negative stock selection in the Real Estate and Consumer Discretionary sectors along with an underweight allocation in the Emerging Asia region. Within the Real Estate sector, Nippon Prologis REIT, which focuses on large scale, class-A, advanced logistics facilities in Japan, performed in line with our expectations while the stock price failed to keep up with strong broad-market returns. Despite the addition of some new supply of such logistics facilities entering the market, we continue to believe the company is well positioned to benefit from growth in e-commerce and the scarcity of modern logistics facilities in Japan.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32.

December 31, 2017	William Blair Funds	37

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	Since Inception
Class N(a)	29.65%	11.51%	9.89%	10.77%
Class I(a)	30.05	11.76	10.16	11.04
MSCI ACW Ex-U.S. IMI (net)(a)	27.81	8.38	7.22	8.37
Institutional Class(b)	30.08	11.88	10.30	11.14
MSCI ACW Ex-U.S. IMI (net)(b)	27.81	8.38	7.22	7.94

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to December 31, 2017.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to December 31, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

38	Annual Report	December 31, 2017

International Leaders Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe–38.5%
	Belgium—1.7%
	KBC Groep N.V. (Banks)	74,300	$6,339
	Denmark—3.2%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	163,011	8,788
	Orsted A/S (Electric utilities)	61,343	3,349
			12,137
	Finland—1.4%
	Sampo Oyj Class “A” (Insurance)	99,644	5,476
	France—12.2%
	Arkema S.A. (Chemicals)	44,758	5,454
	BNP Paribas S.A. (Banks)	94,566	7,063
	Cie Generale des Etablissements Michelin (Auto components)	31,441	4,510
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	31,969	9,413
	Safran S.A. (Aerospace & defense)	54,946	5,664
	Total S.A. (Oil, gas & consumable fuels)	98,873	5,462
	Valeo S.A. (Auto components)	115,424	8,624
			46,190
	Germany—3.1%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	295,023	8,083
	Rational AG (Machinery)	5,570	3,590
			11,673
	Ireland—1.8%
	Kingspan Group plc (Building products)	156,258	6,825
	Luxembourg—0.7%
	Tenaris S.A. (Energy equipment & services)	172,426	2,723
	Netherlands—3.6%
	Koninklijke Philips N.V. (Health care equipment & supplies)	167,291	6,331
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	220,009	7,334
			13,665
	Spain—1.3%
	Amadeus IT Group S.A. (IT services)	71,260	5,140
	Sweden—3.3%
	Atlas Copco AB Class “A” (Machinery)	172,204	7,435
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	98,195	4,919
			12,354
	Switzerland—6.2%
	Geberit AG (Building products)	11,030	4,857
*	Lonza Group AG (Life sciences tools & services)	27,478	7,425
	Partners Group Holding AG (Capital markets)	8,033	5,507
*	Temenos Group AG (Software)	43,816	5,620
			23,409

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—15.2%
	Daikin Industries, Ltd. (Building products)	69,300	$8,202
	FANUC Corporation (Machinery)	30,300	7,277
	Keyence Corporation (Electronic equipment, instruments & components)	16,500	9,243
	Komatsu, Ltd. (Machinery)	174,600	6,319
	Mitsubishi UFJ Financial Group, Inc. (Banks)	808,100	5,927
	Nippon Prologis REIT, Inc. (Equity REIT)	1,711	3,619
	Nitori Holdings Co., Ltd. (Specialty retail)	35,900	5,119
	ORIX Corporation (Diversified financial services)	402,200	6,798
	Park24 Co., Ltd. (Commercial services & supplies)	48,400	1,158
	Suzuki Motor Corporation (Automobiles)	65,400	3,792
			57,454

	Emerging Asia—14.7%
	China—10.1%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	55,219	9,521
	China Merchants Bank Co., Ltd. Class “H” (Banks)	1,668,000	6,640
	NetEase, Inc.—ADR (Internet software & services)	15,754	5,436
	Tencent Holdings, Ltd. (Internet software & services)	199,700	10,378
	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	154,030	6,164
			38,139
	India—2.5%
	Hero MotoCorp, Ltd. (Automobiles)	77,791	4,640
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	180,073	4,826
			9,466
	Taiwan—2.1%
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,047,000	8,074

	United Kingdom—12.6%
	BHP Billiton plc (Metals & mining)	383,041	7,874
	Compass Group plc (Hotels, restaurants & leisure)	329,606	7,120
	Experian plc (Professional services)	285,219	6,300
	Ferguson plc (Trading companies & distributors)	63,127	4,543
	London Stock Exchange Group plc (Capital markets)	68,157	3,490
	Micro Focus International plc (Software)	93,108	3,172
	RELX plc (Professional services)	253,605	5,955
	St James’s Place plc (Capital markets)	243,654	4,033
	Unilever N.V. (Personal products)	95,157	5,361
			47,848

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	39

International Leaders Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Canada—9.1%
Brookfield Asset Management, Inc. Class “A” (Capital markets)†	169,938	$7,399
Canadian National Railway Co. (Road & rail)	103,579	8,541
Constellation Software, Inc. (Software)	10,336	6,266
Suncor Energy, Inc. (Oil, gas & consumable fuels)	159,192	5,845
The Toronto-Dominion Bank (Banks)	111,849	6,553
		34,604

Asia—7.7%
Australia—3.6%
CSL, Ltd. (Biotechnology)	67,362	7,427
Macquarie Group, Ltd. (Capital markets)	77,525	6,026
		13,453
Hong Kong—4.1%
AIA Group, Ltd. (Insurance)	1,240,600	10,584
Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	597,000	4,791
		15,375

Emerging Europe, Mid-East, Africa—0.9%
South Africa—0.9%
Bid Corporation, Ltd. (Food & staples retailing)	141,722	3,448
Total Common Stocks—98.7% (cost $288,039)		373,792

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $4,660, collateralized by U.S. Treasury Note, 2.000%, due 8/15/25	$4,660	$4,660
Total Repurchase Agreement—1.2% (cost $4,660)		4,660
Total Investments—99.9% (cost $292,699)		378,452
Cash and other assets, less liabilities—0.1%		376
Net assets—100.0%		$378,828

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	23.2%
Industrials	20.4%
Information Technology	20.3%
Consumer Discretionary	14.5%
Health Care	8.0%
Energy	5.7%
Materials	3.6%
Consumer Staples	2.4%
Real Estate	1.0%
Utilities	0.9%
Total	100.0%

At December 31, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	27.7%
Japanese Yen	15.4%
British Pound Sterling	11.4%
Hong Kong Dollar	8.7%
U.S. Dollar	7.6%
Canadian Dollar	7.3%
Swiss Franc	6.3%
Australian Dollar	3.6%
Swedish Krona	3.3%
Danish Krone	3.2%
Indian Rupee	2.5%
New Taiwan Dollar	2.1%
All Other Currencies	0.9%
Total	100.0%

See accompanying Notes to Financial Statements.

40	Annual Report	December 31, 2017

International Developed Plus Fund (formerly known as International Equity Fund)

The International Developed Plus Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair International Developed Plus Fund (Class N shares) posted a 23.43% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), increased 24.21%.

Calendar year 2017 underperformance versus the Index was primarily driven by negative stock selection in the Consumer Discretionary and Industrials sectors, as well as the underweight allocation in the Developed Asia ex-Japan region. Within the Consumer Discretionary sector, UK media company ITV lagged amid concerns about a structurally weaker television advertising spending environment and previously announced spending cuts by leading consumer products companies. Within Industrials, UK-based distribution and outsourcing holding Bunzl lagged amid concerns about increasing competition from Amazon. The more cyclically-led environment was also a general headwind for Bunzl’s shares given the more defensive nature of the business. Swiss bathroom fixtures company Geberit also detracted from performance, as the share price weakened following disappointing 3Q financial results due to weaker organic growth and a larger than expected operating margin decline. Higher raw materials prices and a tighter market for installers were the primary culprits for the profit shortfall. Mitigating these negative effects were positive stock selection across most sectors. Utilities exposure was particularly beneficial to the Fund’s performance, propelled by Veolia Environnement SA. Headquartered in France, Veolia is a water and waste management company. Its shares benefited from increased waste volumes and accelerating momentum in the commercial business during the year. Diageo PLC and Straumann Holding AG in the Consumer Staples and Health Care sectors were additional sources of outperformance. Diageo is the UK-based beverage company, which benefited from solid organic growth in its key markets of Europe, Asia Pacific and Africa during 2017. Management’s increased operating margin guidance and £1.5 billion share buyback plan also buoyed investor sentiment. Swiss dental implant maker Straumann’s shares were driven by better than expected earnings and acquisitions which were favorably received by investors.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32.

December 31, 2017	William Blair Funds	41

International Developed Plus Fund (formerly known as International Equity Fund)

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Class N	23.43%	7.72%	7.67%	1.12%
Class I	23.72	7.99	7.94	1.37
MSCI World Ex-U.S. Index (net)	24.21	7.36	7.46	1.87

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

42	Annual Report	December 31, 2017

International Developed Plus Fund (formerly known as International Equity Fund)

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—38.2%
	Belgium—1.5%
	UCB S.A. (Pharmaceuticals)	23,132	$1,837
	Denmark—3.5%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	46,196	2,491
	Novozymes A/S Class “B” (Chemicals)	29,640	1,693
			4,184
	Finland—1.5%
	Kone Oyj Class ’‘B’’ (Machinery)	33,633	1,807
	France—7.9%
	BNP Paribas S.A. (Banks)	26,524	1,981
	Capgemini SE (IT services)	20,607	2,445
	Valeo S.A. (Auto components)	36,979	2,763
	Veolia Environnement S.A. (Multi-utilities)	91,521	2,336
			9,525
	Germany—5.6%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	67,291	1,844
	MTU Aero Engines AG (Aerospace & defense)	18,992	3,404
	SAP SE (Software)	13,376	1,500
			6,748
	Ireland—2.0%
	Kerry Group plc Class “A” (Food products)	21,610	2,424
	Israel—1.1%
*	Check Point Software Technologies, Ltd. (Software)†	12,919	1,339
	Netherlands—2.8%
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	103,586	3,453
	Sweden—5.7%
	Atlas Copco AB Class “A” (Machinery)	64,261	2,775
	Boliden AB (Metals & mining)	45,355	1,551
	Swedbank AB Class “A” (Banks)	105,434	2,544
			6,870
	Switzerland—6.6%
	Geberit AG (Building products)	5,497	2,421
	Novartis AG (Pharmaceuticals)	26,706	2,258
	Partners Group Holding AG (Capital markets)	2,713	1,860
	Straumann Holding AG (Health care equipment & supplies)	2,025	1,431
			7,970

	Japan—18.8%
	Asahi Group Holdings, Ltd. (Beverages)	40,600	2,014
	Daikin Industries, Ltd. (Building products)	21,618	2,558
	FANUC Corporation (Machinery)	8,400	2,017

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Harmonic Drive Systems, Inc. (Machinery)	11,200	$655
	Keyence Corporation (Electronic equipment, instruments & components)	3,300	1,849
	Komatsu, Ltd. (Machinery)	19,600	709
*	M&A Capital Partners Co., Ltd. (Capital markets)	15,336	1,003
	Nihon M&A Center, Inc. (Professional services)	24,440	1,165
	Nitori Holdings Co., Ltd. (Specialty retail)	12,300	1,754
	Omron Corporation (Electronic equipment, instruments & components)	30,200	1,801
	ORIX Corporation (Diversified financial services)	118,829	2,009
	SCSK Corporation (IT services)	28,363	1,309
	Seria Co., Ltd. (Multiline retail)	30,300	1,829
	Suruga Bank, Ltd. (Banks)	92,900	1,993
			22,665

	United Kingdom—18.2%
	Compass Group plc (Hotels, restaurants & leisure)	180,309	3,895
	Diageo plc (Beverages)	100,674	3,704
	Halma plc (Electronic equipment, instruments & components)	111,361	1,895
*	Metro Bank plc (Banks)	26,950	1,304
	Prudential plc (Insurance)	115,555	2,973
	RELX plc (Professional services)	100,804	2,367
	Rio Tinto plc (Metals & mining)	23,061	1,227
	Schroders plc (Capital markets)	42,663	2,025
	Unilever N.V. (Personal products)	45,252	2,549
			21,939

	Canada—11.6%
	Canadian National Railway Co. (Road & rail)†	34,673	2,861
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	75,560	2,700
	Enerplus Corporation (Oil, gas & consumable fuels)	156,990	1,537
	Lundin Mining Corporation (Metals & mining)	309,980	2,062
	Magna International, Inc. (Auto components)	32,860	1,862
	The Toronto-Dominion Bank (Banks)†	49,996	2,929
			13,951

	Emerging Asia—4.6%
	China—0.7%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	4,585	791
	India—1.6%
	HDFC Bank, Ltd.—ADR (Banks)	19,066	1,938

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	43

International Developed Plus Fund (formerly known as International Equity Fund)

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Taiwan—2.3%
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	9,000	$1,216
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	40,999	1,625
		2,841

Asia—4.3%
Australia—1.3%
CSL, Ltd. (Biotechnology)	13,734	1,514
Hong Kong—3.0%
AIA Group, Ltd. (Insurance)	428,986	3,660

Emerging Latin America—1.0%
Peru—1.0%
Credicorp, Ltd. (Banks)†	5,996	1,244
Total Common Stocks—96.7% (cost $93,058)		116,700

Repurchase Agreement
Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $3,858, collateralized by U.S. Treasury Note, 2.000%, due 8/15/25	$3,858	3,858
Total Repurchase Agreement—3.2% (cost $3,858)		3,858
Total Investments—99.9% (cost $96,916)		120,558
Cash and other assets, less liabilities—0.1%		181
Net assets—100.0%		$120,739

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	23.5%
Industrials	19.4%
Information Technology	15.1%
Consumer Discretionary	10.4%
Consumer Staples	9.2%
Health Care	8.2%
Energy	6.6%
Materials	5.6%
Utilities	2.0%
Total	100.0%

At December 31, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.3%
Japanese Yen	19.4%
British Pound Sterling	16.6%
U.S. Dollar	10.9%
Canadian Dollar	7.0%
Swiss Franc	6.8%
Swedish Krona	5.9%
Danish Krone	3.6%
Hong Kong Dollar	3.1%
Australian Dollar	1.3%
New Taiwan Dollar	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

44	Annual Report	December 31, 2017

Institutional International Developed Plus Fund (formerly known as Institutional International Equity Fund)

The Institutional International Developed Plus Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair Institutional International Developed Plus Fund posted a 24.28% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), increased 24.21%.

The Fund’s calendar year 2017 strong performance was primarily driven by positive stock selection across most sectors. The Fund’s Utilities exposure was particularly beneficial to performance, propelled by Veolia Environnement SA. Headquartered in France, Veolia is a water and waste management company. Its shares benefited from increased waste volumes and accelerating momentum in the commercial business during the year. Diageo PLC and Straumann Holding AG in the Consumer Staples and Health Care sectors, respectively, were additional sources of outperformance. Diageo is a UK-based beverage company which benefited from solid organic growth in its key markets of Europe, Asia Pacific and Africa during 2017. Management’s increased operating margin guidance and £1.5 billion share buyback plan also buoyed investor sentiment. Swiss dental implant maker Straumann’s shares were driven by better than expected earnings and acquisitions, which were favorably received by investors. Partially offsetting these positive effects was negative stock selection in the Consumer Discretionary and Industrials sectors, as well as the Fund’s underweight allocation in the Developed Asia ex-Japan region relative to the Index. Within the Consumer Discretionary sector, UK media company ITV lagged amid concerns about a structurally weaker television advertising spending environment and previously announced spending cuts by leading consumer products companies. Within Industrials, UK-based distribution and outsourcing company Bunzl lagged amid concerns about increasing competition from Amazon. The more cyclically led environment was also a general headwind for Bunzl’s shares given the more defensive nature of the business. Swiss bathroom fixtures company Geberit also detracted from the Fund’s relative performance, as the share price weakened following disappointing 3Q financial results due to weaker organic growth and a larger than expected operating margin decline. Higher raw materials prices and a tighter market for installers were the primary culprits for the profit shortfall.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32.

December 31, 2017	William Blair Funds	45

Institutional International Developed Plus Fund (formerly known as Institutional International Equity Fund)

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Institutional International Developed Plus Fund	24.28%	8.10%	7.86%	1.26%
MSCI World Ex-U.S. Index (net)	24.21	7.36	7.46	1.87

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

46	Annual Report	December 31, 2017

Institutional International Developed Plus Fund (formerly known as Institutional International Equity Fund)

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—38.8%
	Belgium—1.6%
	UCB S.A. (Pharmaceuticals)	3,713	$295
	Denmark—3.5%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	7,414	399
	Novozymes A/S Class “B” (Chemicals)	4,757	272
			671
	Finland—1.5%
	Kone Oyj Class “B’’ (Machinery)	5,398	290
	France—8.0%
	BNP Paribas S.A. (Banks)	4,257	318
	Capgemini SE (IT services)	3,307	392
	Valeo S.A. (Auto components)	5,935	444
	Veolia Environnement S.A. (Multi-utilities)	14,688	375
			1,529
	Germany—5.7%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	10,800	296
	MTU Aero Engines AG (Aerospace & defense)	3,048	546
	SAP SE (Software)	2,147	241
			1,083
	Ireland—2.0%
	Kerry Group plc Class “A” (Food products)	3,468	389
	Israel—1.1%
*	Check Point Software Technologies, Ltd. (Software)†	2,073	215
	Netherlands—2.9%
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	16,625	554
	Sweden—5.8%
	Atlas Copco AB Class “A” (Machinery)	10,313	445
	Boliden AB (Metals & mining)	7,279	249
	Swedbank AB Class “A” (Banks)	16,921	408
			1,102
	Switzerland—6.7%
	Geberit AG (Building products)	882	388
	Novartis AG (Pharmaceuticals)	4,286	363
	Partners Group Holding AG (Capital markets)	435	298
	Straumann Holding AG (Health care equipment & supplies)	325	230
			1,279

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—18.9%
	Asahi Group Holdings, Ltd. (Beverages)	6,500	$322
	Daikin Industries, Ltd. (Building products)	3,506	415
	FANUC Corporation (Machinery)	1,300	312
	Harmonic Drive Systems, Inc. (Machinery)	1,800	105
	Keyence Corporation (Electronic equipment, instruments & components)	500	280
	Komatsu, Ltd. (Machinery)	3,100	112
*	M&A Capital Partners Co., Ltd. (Capital markets)	2,469	162
	Nihon M&A Center, Inc. (Professional services)	3,900	186
	Nitori Holdings Co., Ltd. (Specialty retail)	2,000	285
	Omron Corporation (Electronic equipment, instruments & components)	4,800	286
	ORIX Corporation (Diversified financial services)	19,112	323
	SCSK Corporation (IT services)	4,583	212
	Seria Co., Ltd. (Multiline retail)	4,900	296
	Suruga Bank, Ltd. (Banks)	14,900	320
			3,616

	United Kingdom—18.4%
	Compass Group plc (Hotels, restaurants & leisure)	28,938	625
	Diageo plc (Beverages)	16,157	595
	Halma plc (Electronic equipment, instruments & components)	17,873	304
*	Metro Bank plc (Banks)	4,325	209
	Prudential plc (Insurance)	18,546	477
	RELX plc (Professional services)	16,178	380
	Rio Tinto plc (Metals & mining)	3,701	197
	Schroders plc (Capital markets)	6,847	325
	Unilever N.V. (Personal products)	7,263	409
			3,521

	Canada—11.7%
	Canadian National Railway Co. (Road & rail)†	5,565	459
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	12,127	433
	Enerplus Corporation (Oil, gas & consumable fuels)	25,196	247
	Lundin Mining Corporation (Metals & mining)	49,601	330
	Magna International, Inc. (Auto components)	5,274	299
	The Toronto-Dominion Bank (Banks)†	8,024	470
			2,238

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	47

Institutional International Developed Plus Fund (formerly known as Institutional International Equity Fund)

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Asia—4.4%
	China—0.7%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	736	$127
	India—1.6%
	HDFC Bank, Ltd.—ADR (Banks)	3,060	311
	Taiwan—2.1%
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	1,000	135
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	6,560	260
			395

	Asia—4.4%
	Australia—1.3%
	CSL, Ltd. (Biotechnology)	2,204	243
	Hong Kong—3.1%
	AIA Group, Ltd. (Insurance)	68,871	588

	Emerging Latin America—1.1%
	Peru—1.1%
	Credicorp, Ltd. (Banks)†	962	200
	Total Common Stocks—97.7% (cost $14,397)		18,646

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $454, collateralized by U.S. Treasury Inflation Index Bond, 0.625%, due 1/15/26	$454	454
	Total Repurchase Agreement—2.4% (cost $454)		454
	Total Investments—100.1% (cost $14,851)		19,100
	Liabilities, plus cash and other assets—(0.1)%		(10)
	Net assets—100.0%		$19,090

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	23.8%
Industrials	19.5%
Information Technology	14.7%
Consumer Discretionary	10.4%
Consumer Staples	9.2%
Health Care	8.2%
Energy	6.6%
Materials	5.6%
Utilities	2.0%
Total	100.0%

At December 31, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.4%
Japanese Yen	19.4%
British Pound Sterling	16.7%
U.S. Dollar	10.9%
Canadian Dollar	7.0%
Swiss Franc	6.9%
Swedish Krona	5.9%
Danish Krone	3.6%
Hong Kong Dollar	3.2%
Australian Dollar	1.3%
All Other Currencies	0.7%
Total	100.0%

See accompanying Notes to Financial Statements.

48	Annual Report	December 31, 2017

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Jeffrey A. Urbina

The William Blair International Growth Fund (Class N shares) posted a 29.11% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 27.81%.

The Fund’s calendar year 2017 outperformance versus the Index was primarily driven by positive stock selection across most sectors. Stock selection in the Health Care and Consumer Staples sectors was particularly beneficial to the Fund’s performance. Within Health Care, Swiss biopharma holdings Lonza Group and Actelion bolstered the Fund’s relative returns. Lonza’s share price was driven by revenue growth and profit margin expansion in its commercial manufacturing and clinical development divisions, while Actelion rallied on the news that it had agreed to be taken over by Johnson & Johnson. Asahi Group Holdings within the Consumer Staples sector was an additional source of the Fund’s outperformance. The Japanese beverage company benefited from favorable operating trends in its European soft drinks business, offsetting weakness in the domestic beer business. These positive effects were partially offset by the Fund’s underweightings to the Emerging Asia and Developed Asia ex-Japan regions relative to the Index, and stock selection in the Materials and Energy sectors. Within Materials, Mexico-based Cemex was the largest detractor from the Fund’s performance. Cemex’s share price was hampered by the hurricanes on the U.S. Atlantic and Gulf Coasts, higher production costs, and pressure from lower demand in the Philippines. Within Energy, the shares of Brazilian oil and gas company Petroleo Brasileiro (Petrobras) were adversely impacted by concerns about the sustainability of the company’s turnaround in the wake of a corruption investigation involving Brazil’s President Temer, including a potential rollback of fuel price liberalization, which could adversely impact the company’s refining margins.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32.

December 31, 2017	William Blair Funds	49

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Class N	29.11%	7.74%	7.50%	2.14%
Class I	29.49	8.05	7.83	2.45
MSCI ACW Ex-U.S. IMI (net)	27.81	8.38	7.22	2.20

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

50	Annual Report	December 31, 2017

International Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—37.7%
	Belgium—1.2%
	KBC Groep N.V. (Banks)	442,293	$37,737
	Denmark—3.6%
	DSV A/S (Road & rail)	442,368	34,835
*	Genmab A/S (Biotechnology)	23,325	3,868
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	1,061,281	57,214
	Orsted A/S (Electric utilities)	311,050	16,980
			112,897
	Finland—0.3%
	Huhtamaki Oyj (Containers & packaging)	96,084	4,035
	Nokian Renkaat Oyj (Auto components)	98,499	4,467
			8,502
	France—11.0%
	Arkema S.A. (Chemicals)	250,277	30,495
	BNP Paribas S.A. (Banks)	674,725	50,396
	Cie Generale des Etablissements Michelin (Auto components)	172,232	24,705
	Hermes International (Textiles, apparel & luxury goods)	30,462	16,310
	Ipsen S.A. (Pharmaceuticals)	31,786	3,798
	Kering (Textiles, apparel & luxury goods)	81,204	38,291
*	Nexity S.A. (Real estate management & development)	68,322	4,068
	Orpea (Health care providers & services)	74,521	8,789
	Rubis SCA (Gas utilities)	96,899	6,857
	SEB S.A. (Household durables)	25,467	4,720
	Thales S.A. (Aerospace & defense)	229,893	24,792
	Total S.A. (Oil, gas & consumable fuels)	833,150	46,029
	Valeo S.A. (Auto components)	367,253	27,439
	Veolia Environnement S.A. (Multi-utilities)	812,698	20,746
	Vinci S.A. (Construction & engineering)	381,818	39,009
			346,444
	Germany—6.1%
	Adidas AG (Textiles, apparel & luxury goods)	117,625	23,590
	Bechtle AG (IT services)	66,456	5,543
	Carl Zeiss Meditec AG (Health care equipment & supplies)	81,707	5,074
	Covestro AG (Chemicals)	188,627	19,471
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	1,108,732	30,378
	KION Group AG (Machinery)	85,920	7,421
	MTU Aero Engines AG (Aerospace & defense)	150,108	26,908
	SAP SE (Software)	221,858	24,876
	Vonovia SE (Real estate management & development)	681,715	33,855
	Washtec AG (Machinery)	25,951	2,451
	Wirecard AG (IT services)	100,305	11,201
			190,768

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Ireland—1.6%
*	ICON plc (Life sciences tools & services)†	66,773	$7,489
	Kerry Group plc Class “A” (Food products)	242,671	27,224
	Kingspan Group plc (Building products)	124,798	5,451
	Smurfit Kappa Group plc (Containers & packaging)	333,571	11,283
			51,447
	Israel—1.1%
*	Check Point Software Technologies, Ltd. (Software)†	238,543	24,718
	Frutarom Industries, Ltd. (Chemicals)	54,438	5,108
*	Wix.com, Ltd. (Internet software & services)†	56,892	3,274
			33,100
	Italy—2.9%
	Anima Holding SpA (Capital markets)	606,529	4,337
	Banca Generali SpA (Capital markets)	380,732	12,672
	Brembo SpA (Auto components)	305,571	4,645
	Enel SpA (Electric utilities)	5,057,574	31,131
	Ferrari N.V. (Automobiles)	132,367	13,889
	FinecoBank Banca Fineco SpA (Banks)	910,297	9,322
	Interpump Group SpA (Machinery)	163,248	5,136
	Recordati SpA (Pharmaceuticals)	198,643	8,833
			89,965
	Luxembourg—0.5%
	Eurofins Scientific SE (Life sciences tools & services)	24,260	14,775
	Netherlands—0.8%
	Wolters Kluwer N.V. (Professional services) .	504,999	26,346
	Spain—1.5%
	Amadeus IT Group S.A. (IT services)	424,432	30,611
	Bankinter S.A. (Banks)	1,299,654	12,326
	Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	525,563	4,130
			47,067
	Sweden—2.2%
	Atlas Copco AB Class “A” (Machinery)	717,156	30,966
	Boliden AB (Metals & mining)	492,165	16,835
	Fabege AB (Real estate management & development)	215,328	4,583
	Hexpol AB (Chemicals)	388,318	3,936
	Hufvudstaden AB Class “A” (Real estate management & development)	224,788	3,601
	Husqvarna AB Class “B” (Household durables)	442,345	4,211
	Intrum Justitia AB (Commercial services & supplies)	166,539	6,158
			70,290

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	51

International Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—4.9%
	Belimo Holding AG (Building products)	509	$2,228
*	Cembra Money Bank AG (Consumer finance)	50,449	4,704
*	dormakaba Holding AG (Building products)	5,001	4,657
*	Dufry AG (Specialty retail)	47,232	7,023
*	Glencore plc (Metals & mining)	9,402,332	49,509
	Logitech International S.A. (Technology hardware, storage & peripherals)	233,055	7,869
*	Lonza Group AG (Life sciences tools & services)	144,180	38,958
	Partners Group Holding AG (Capital markets)	42,431	29,087
	Straumann Holding AG (Health care equipment & supplies)	13,471	9,518
			153,553

	Japan—17.6%
	Asahi Group Holdings, Ltd. (Beverages)	673,300	33,404
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	235,000	8,092
	Asahi Kasei Corporation (Chemicals)	2,022,200	26,086
	Bandai Namco Holdings, Inc. (Leisure products)	356,700	11,666
	Daikin Industries, Ltd. (Building products)	339,000	40,120
	FANUC Corporation (Machinery)	149,600	35,928
	Hitachi Chemical Co., Ltd. (Chemicals)	215,800	5,543
	Hoshizaki Corporation (Machinery)	47,300	4,194
	Izumi Co., Ltd. (Multiline retail)	73,300	4,567
	Japan Aviation Electronics Industry, Ltd. (Electronic equipment, instruments & components)	263,000	4,451
	Keyence Corporation (Electronic equipment, instruments & components)	44,900	25,153
	Koito Manufacturing Co., Ltd. (Auto components)	193,700	13,615
	Komatsu, Ltd. (Machinery)	654,900	23,703
	Kose Corporation (Personal products)	63,500	9,913
	MinebeaMitsumi, Inc. (Machinery)	288,100	6,042
	MISUMI Group, Inc. (Trading companies & distributors)	244,600	7,120
	Mitsubishi UFJ Financial Group, Inc. (Banks)	7,815,900	57,325
	Mitsui Mining & Smelting Co., Ltd. (Metals & mining)	131,464	7,689
	Nabtesco Corporation (Machinery)	143,900	5,517
	Nichias Corporation (Building products)	367,000	4,889
	Nihon M&A Center, Inc. (Professional services)	174,500	8,317
	Nintendo Co., Ltd. (Software)	94,400	34,509
	Nitori Holdings Co., Ltd. (Specialty retail) .	104,800	14,942
	Nomura Research Institute, Ltd. (IT services)	181,100	8,422
	Omron Corporation (Electronic equipment, instruments & components)	207,100	12,352

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Oracle Corporation Japan (Software)	36,900	$3,059
	Otsuka Corporation (IT services)	93,000	7,131
	Persol Holdings Co., Ltd. (Professional services)	203,300	5,095
	Pola Orbis Holdings, Inc. (Personal products)	297,100	10,429
*	Renesas Electronics Corporation (Semiconductors & semiconductor equipment)	635,800	7,409
	Sankyu, Inc. (Road & rail)	110,220	4,759
	SCSK Corporation (IT services)	131,900	6,087
	Shimadzu Corporation (Electronic equipment, instruments & components)	101,500	2,308
	Sony Corporation (Household durables)	535,900	24,176
	Start Today Co., Ltd. (Internet & direct marketing retail)	192,300	5,845
	Suruga Bank, Ltd. (Banks)	234,200	5,024
	Taisei Corporation (Construction & engineering)	154,800	7,707
	TechnoPro Holdings, Inc. (Professional services)	160,900	8,739
	TIS, Inc. (IT services)	160,000	5,588
	Topcon Corporation (Electronic equipment, instruments & components)	218,900	4,735
	Toray Industries, Inc. (Chemicals)	1,325,300	12,497
	Tsuruha Holdings, Inc. (Food & staples retailing)	41,600	5,656
	Ulvac, Inc. (Semiconductors & semiconductor equipment)	92,200	5,810
	Zenkoku Hosho Co., Ltd. (Diversified financial services)	141,400	6,080
			551,693

	Emerging Asia—17.5%
	China—7.7%
*	3SBio, Inc. (Biotechnology)	2,523,500	4,955
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	208,800	36,003
	Anhui Conch Cement Co., Ltd. Class “H” (Construction materials)	2,545,500	11,973
	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	33,179	4,792
*	China Mengniu Dairy Co., Ltd. (Food products)	3,378,500	10,054
	China Overseas Land & Investment, Ltd. (Real estate management & development)	5,274,000	16,977
	CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	4,974,000	10,046
	Industrial and Commercial Bank of China, Ltd. Class “H” (Banks)	50,326,000	40,517
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	5,432,000	56,560
*	SINA Corporation (Internet software & services)†	67,408	6,762

See accompanying Notes to Financial Statements.

52	Annual Report	December 31, 2017

International Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Tencent Holdings, Ltd. (Internet software & services)	835,200	$43,402
			242,041
	India—4.2%
	Adani Ports & Special Economic Zone, Ltd. (Transportation infrastructure)	717,725	4,573
	Bharat Electronics, Ltd. (Aerospace & defense)	1,674,003	4,777
	Bharti Infratel, Ltd. (Diversified telecommunication services)	677,116	4,022
	Britannia Industries, Ltd. (Food products) .	148,051	10,937
	Eicher Motors, Ltd. (Machinery)	16,143	7,676
	HDFC Bank, Ltd. (Banks)	661,654	19,400
	Hindustan Zinc, Ltd. (Metals & mining)	934,587	4,520
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	281,461	5,261
	IndusInd Bank, Ltd. (Banks)	375,632	9,695
*	MakeMyTrip, Ltd. (Internet & direct marketing retail)†	125,107	3,735
	Maruti Suzuki India, Ltd. (Automobiles)	162,561	24,795
	Motherson Sumi Systems, Ltd. (Auto components)	1,127,449	6,704
	UPL, Ltd. (Chemicals)	424,530	5,068
	Voltas, Ltd. (Construction & engineering)	859,418	8,819
	Yes Bank, Ltd. (Banks)	2,422,256	11,958
			131,940
	Indonesia—1.1%
	PT Bank Central Asia Tbk (Banks)	20,170,400	32,558
	South Korea—2.6%
*	Hugel, Inc. (Biotechnology)	7,909	4,134
	LG Innotek Co., Ltd. (Electronic equipment, instruments & components)	35,436	4,766
*	Netmarble Games Corp. (Software)	49,062	8,639
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	20,655	49,161
*	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	56,944	10,878
	Yuhan Corporation (Pharmaceuticals)	21,343	4,366
			81,944
	Taiwan—1.7%
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,598,000	15,787
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	946,373	37,524
			53,311
	Thailand—0.2%
	PTT Global Chemical PCL (Chemicals)	2,573,200	6,711

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—12.0%
	3i Group plc (Capital markets)	1,516,697	$18,706
	Ashtead Group plc (Trading companies & distributors)	572,177	15,389
	Bellway plc (Household durables)	258,396	12,430
	Burberry Group plc (Textiles, apparel & luxury goods)	645,042	15,607
	Carnival plc (Hotels, restaurants & leisure)	298,165	19,694
	Close Brothers Group plc (Capital markets)	201,184	3,933
	Compass Group plc (Hotels, restaurants & leisure)	1,760,766	38,037
	Dechra Pharmaceuticals plc (Pharmaceuticals)	181,566	5,138
	Diageo plc (Beverages)	880,073	32,379
	easyJet plc (Airlines)	234,724	4,640
	Fevertree Drinks plc (Beverages)	196,810	6,051
	Greggs plc (Hotels, restaurants & leisure)	287,597	5,432
	Halma plc (Electronic equipment, instruments & components)	308,249	5,244
	Hiscox, Ltd. (Insurance)	620,848	12,272
	Intermediate Capital Group plc (Capital markets)	577,199	8,931
	Intertek Group plc (Professional services)	199,105	13,952
	Jupiter Fund Management plc (Capital markets)	875,157	7,426
*	Metro Bank plc (Banks)	95,241	4,609
	Micro Focus International plc (Software)	277,634	9,457
	Playtech plc (Software)	428,150	4,974
	Renishaw plc (Electronic equipment, instruments & components)	87,439	6,168
	Rentokil Initial plc (Commercial services & supplies)	2,526,960	10,849
	Segro plc (Equity REIT)	1,422,129	11,271
	Spirax-Sarco Engineering plc (Machinery)	120,084	9,112
	Synthomer plc (Chemicals)	628,861	4,172
	Unilever plc (Personal products)	649,017	36,151
	Victrex plc (Chemicals)	275,771	9,822
	Vodafone Group plc (Wireless telecommunication services)	9,955,016	31,586
	WH Smith plc (Specialty retail)	445,713	14,124
			377,556

	Canada—5.8%
	Canadian National Railway Co. (Road & rail)	513,266	42,323
	Constellation Software, Inc. (Software)	20,055	12,158
	Dollarama, Inc. (Multiline retail)	114,205	14,269
	Finning International, Inc. (Trading companies & distributors)	174,716	4,409
	Hudbay Minerals, Inc. (Metals & mining)	449,507	3,980
	Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	452,500	23,057
*	Shopify, Inc. Class “A” (Internet software & services)†	78,824	7,961

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	53

International Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Canada—(continued)
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	1,186,929	$43,577
	The Toronto-Dominion Bank (Banks)	539,477	31,609
			183,343

	Emerging Latin America—2.9%
	Argentina—0.2%
	Grupo Financiero Galicia S.A.—ADR (Banks)	83,346	5,488
	Brazil—0.9%
	CCR S.A (Transportation infrastructure)	1,069,400	5,207
	Engie Brasil Energia S.A. (Independent power & renewable electricity producers)	296,800	3,177
	Kroton Educacional S.A. (Diversified consumer services)	2,337,900	12,968
	M Dias Branco S.A. (Food products)	163,000	2,560
	Via Varejo S.A. (Specialty retail)	674,400	4,975
			28,887
	Mexico—0.9%
	Arca Continental S.A.B. de C.V. (Beverages)	1,209,863	8,378
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	2,826,800	15,517
	Infraestructura Energetica Nova S.A.B. de C.V. (Gas utilities)	797,200	3,900
			27,795
	Peru—0.9%
	Credicorp, Ltd. (Banks)†	140,077	29,056

	Asia—2.5%
	Australia—0.3%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	605,059	11,189
	Hong Kong—2.2%
	AIA Group, Ltd. (Insurance)	3,821,800	32,603
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	—
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	4,380,000	35,150
			67,753

	Emerging Europe, Mid-East, Africa—1.3%
	Georgia—0.2%
	BGEO Group plc (Banks)	100,308	4,817
	Hungary—0.3%
	MOL Hungarian Oil & Gas plc (Oil, gas & consumable fuels)	843,425	9,787
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	Russia—0.3%
	Globaltrans Investment plc—GDR (Road & rail)	303,563	$2,850
*	X5 Retail Group N.V.—GDR (Food & staples retailing)	179,679	6,787
			9,637
	South Africa—0.5%
	Bid Corporation, Ltd. (Food & staples retailing)	231,797	5,639
	Bidvest Group, Ltd. (Industrial conglomerates)	231,797	4,086
	RMB Holdings, Ltd. (Diversified financial services)	1,070,300	6,849
			16,574
	Total Common Stocks—97.3% (cost $2,380,700)		3,054,971

	Preferred Stocks
	Brazil—1.2%
	Itau Unibanco Holding S.A. (Banks)	3,003,540	38,555
	Germany—0.2%
	Fuchs Petrolub SE (Chemicals)	108,693	5,771
	Total Preferred Stocks—1.4% (cost $40,903)		44,326

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $34,165, collateralized by U.S. Treasury Note, 2.000%, due 8/15/25	$34,165	34,165
	Total Repurchase Agreement—1.1% (cost $34,165)		34,165
	Total Investments—99.8% (cost $2,455,768)		3,133,462
	Cash and other assets, less liabilities—0.2%		5,604
	Net assets—100.0%		$3,139,066

ADR = American Depository Receipt

GDR = Global Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. Fair Value was determined using significant unobservable inputs. This holding represents 0.00% of the Fund’s net assets at December 31, 2017.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2017.

See accompanying Notes to Financial Statements.

54	Annual Report	December 31, 2017

International Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	20.2%
Information Technology	16.9%
Industrials	16.8%
Consumer Discretionary	15.1%
Materials	7.9%
Consumer Staples	6.6%
Health Care	6.3%
Energy	3.2%
Utilities	2.7%
Real Estate	2.4%
Telecommunication Services	1.9%
Total	100.0%

At December 31, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	26.2%
Japanese Yen	17.8%
British Pound Sterling	13.9%
Hong Kong Dollar	8.5%
U.S. Dollar	5.7%
Canadian Dollar	5.7%
Indian Rupee	4.1%
Danish Krone	3.6%
Swiss Franc	3.4%
South Korean Won	2.6%
Swedish Krona	2.3%
Brazilian Real	2.2%
Indonesian Rupiah	1.0%
All Other Currencies	3.0%
Total	100.0%

During the year ended December 31, 2017, the Fund sold its investment in William Blair China A-Share Fund, LLC, an affiliated fund.

	Share Activity					Year Ended December 31, 2017
Security Name	Balance 12/31/2016	Purchases	Sales	Balance 12/31/2017	Value 12/31/2017	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)

William Blair China A-Share Fund, LLC	10,158	—	10,158	—	$—	$—	$58	$(62)

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	55

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Jeffrey A. Urbina

The William Blair Institutional International Growth Fund posted a 29.53% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 27.81%.

The Fund’s calendar year 2017 outperformance versus the Index was primarily driven by positive stock selection across most sectors. Stock selection in the Health Care and Consumer Staples sectors was particularly beneficial to the Fund’s performance. Within Health Care, Swiss biopharma holdings Lonza Group and Actelion bolstered the Fund’s relative returns. Lonza’s share price was driven by revenue growth and profit margin expansion in its commercial manufacturing and clinical development divisions, while Actelion rallied on the news that it had agreed to be taken over by Johnson & Johnson. Asahi Group Holdings within the Consumer Staples sector was an additional source of the Fund’s outperformance. The Japanese beverage company benefited from favorable operating trends in its European soft drinks business, offsetting weakness in the domestic beer business. These positive effects were partially offset by the Fund’s underweightings to the Emerging Asia and Developed Asia ex-Japan regions relative to the Index, and stock selection in the Materials and Energy sectors. Within Materials, Mexico-based Cemex was the largest detractor from the Fund’s performance. Cemex’s share price was hampered by the hurricanes on the U.S. Atlantic and Gulf Coasts, higher production costs, and pressure from lower demand in the Philippines. Within Energy, the shares of Brazilian oil and gas company Petroleo Brasileiro (Petrobras) were adversely impacted by concerns about the sustainability of the company’s turnaround in the wake of a corruption investigation involving Brazil’s President Temer, including a potential rollback of fuel price liberalization, which could adversely impact the company’s refining margins.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32.

56	Annual Report	December 31, 2017

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Institutional International Growth Fund	29.53%	8.16%	7.93%	2.60%
MSCI ACW Ex-U.S. IMI (net)	27.81	8.38	7.22	2.20

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2017	William Blair Funds	57

Institutional International Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—37.9%
	Belgium—1.2%
	KBC Groep N.V. (Banks)	329,691	$28,130
	Denmark—3.6%
	DSV A/S (Road & rail)	330,674	26,040
*	Genmab A/S (Biotechnology)	17,435	2,891
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	793,278	42,766
	Orsted A/S (Electric utilities)	232,501	12,692
			84,389
	Finland—0.3%
	Huhtamaki Oyj (Containers & packaging)	71,820	3,016
	Nokian Renkaat Oyj (Auto components)	73,626	3,339
			6,355
	France—11.1%
	Arkema S.A. (Chemicals)	187,075	22,794
	BNP Paribas S.A. (Banks)	504,337	37,669
	Cie Generale des Etablissements Michelin (Auto components)	128,384	18,416
	Hermes International (Textiles, apparel & luxury goods)	22,770	12,192
	Ipsen S.A. (Pharmaceuticals)	23,759	2,839
	Kering (Textiles, apparel & luxury goods)	60,530	28,542
*	Nexity S.A. (Real estate management & development)	51,068	3,040
	Orpea (Health care providers & services)	55,703	6,570
	Rubis SCA (Gas utilities)	72,430	5,126
	SEB S.A. (Household durables)	19,036	3,528
	Thales S.A. (Aerospace & defense)	171,838	18,531
	Total S.A. (Oil, gas & consumable fuels)	622,755	34,405
	Valeo S.A. (Auto components)	274,511	20,510
	Veolia Environnement S.A. (Multi-utilities)	607,468	15,507
	Vinci S.A. (Construction & engineering)	285,397	29,158
			258,827
	Germany—6.1%
	Adidas AG (Textiles, apparel & luxury goods)	87,922	17,633
	Bechtle AG (IT services)	49,674	4,143
	Carl Zeiss Meditec AG (Health care equipment & supplies)	61,074	3,793
	Covestro AG (Chemicals)	139,861	14,437
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	828,745	22,706
	KION Group AG (Machinery)	64,223	5,547
	MTU Aero Engines AG (Aerospace & defense)	112,201	20,113
	SAP SE (Software)	165,376	18,543
	Vonovia SE (Real estate management & development)	509,563	25,306
	Washtec AG (Machinery)	19,398	1,832
	Wirecard AG (IT services)	74,975	8,372
			142,425

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Ireland—1.6%
*	ICON plc (Life sciences tools & services)†	49,911	$5,598
	Kerry Group plc Class “A” (Food products)	182,218	20,442
	Kingspan Group plc (Building products)	93,283	4,075
	Smurfit Kappa Group plc (Containers & packaging)	249,335	8,433
			38,548
	Israel—1.1%
*	Check Point Software Technologies, Ltd. (Software)†	177,813	18,425
	Frutarom Industries, Ltd. (Chemicals)	40,690	3,818
*	Wix.com, Ltd. (Internet software & services)†	42,526	2,447
			24,690
	Italy—2.9%
	Anima Holding SpA (Capital markets)	453,364	3,242
	Banca Generali SpA (Capital markets)	284,586	9,472
	Brembo SpA (Auto components)	228,405	3,472
	Enel SpA (Electric utilities)	3,780,394	23,269
	Ferrari N.V. (Automobiles)	98,941	10,382
	FinecoBank Banca Fineco SpA (Banks)	680,421	6,968
	Interpump Group SpA (Machinery)	122,023	3,839
	Recordati SpA (Pharmaceuticals)	148,480	6,602
			67,246
	Luxembourg—0.5%
	Eurofins Scientific SE (Life sciences tools & services)	18,133	11,044
	Netherlands—0.8%
	Wolters Kluwer N.V. (Professional services)	377,472	19,693
	Spain—1.5%
	Amadeus IT Group S.A. (IT services)	317,252	22,881
	Bankinter S.A. (Banks)	971,455	9,213
	Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	392,842	3,088
			35,182
	Sweden—2.3%
	Atlas Copco AB Class “A” (Machinery)	536,054	23,146
	Boliden AB (Metals & mining)	367,879	12,584
	Fabege AB (Real estate management & development)	160,952	3,426
	Hexpol AB (Chemicals)	290,256	2,942
	Hufvudstaden AB Class “A” (Real estate management & development)	168,023	2,691
	Husqvarna AB Class “B” (Household durables)	330,641	3,148
	Intrum Justitia AB (Commercial services & supplies)	124,483	4,603
			52,540

See accompanying Notes to Financial Statements.

58	Annual Report	December 31, 2017

Institutional International Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—4.9%
	Belimo Holding AG (Building products)	380	$1,664
*	Cembra Money Bank AG (Consumer finance)	37,709	3,516
*	dormakaba Holding AG (Building products) .	3,738	3,481
*	Dufry AG (Specialty retail)	35,305	5,250
*	Glencore plc (Metals & mining)	7,027,977	37,006
	Logitech International S.A. (Technology hardware, storage & peripherals)	174,202	5,881
*	Lonza Group AG (Life sciences tools & services)	107,771	29,120
	Partners Group Holding AG (Capital markets)	31,715	21,741
	Straumann Holding AG (Health care equipment & supplies)	10,068	7,114
			114,773

	Japan—17.7%
	Asahi Group Holdings, Ltd. (Beverages)	503,300	24,970
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	174,000	5,992
	Asahi Kasei Corporation (Chemicals)	1,511,600	19,499
	Bandai Namco Holdings, Inc. (Leisure products)	266,700	8,722
	Daikin Industries, Ltd. (Building products)	253,400	29,990
	FANUC Corporation (Machinery)	111,900	26,874
	Hitachi Chemical Co., Ltd. (Chemicals)	161,300	4,143
	Hoshizaki Corporation (Machinery)	35,400	3,139
	Izumi Co., Ltd. (Multiline retail)	54,800	3,414
	Japan Aviation Electronics Industry, Ltd. (Electronic equipment, instruments & components)	196,000	3,317
	Keyence Corporation (Electronic equipment, instruments & components)	33,500	18,767
	Koito Manufacturing Co., Ltd. (Auto components)	144,700	10,171
	Komatsu, Ltd. (Machinery)	484,800	17,546
	Kose Corporation (Personal products)	47,400	7,400
	MinebeaMitsumi, Inc. (Machinery)	215,300	4,515
	MISUMI Group, Inc. (Trading companies & distributors)	182,700	5,318
	Mitsubishi UFJ Financial Group, Inc. (Banks)	5,842,300	42,850
	Mitsui Mining & Smelting Co., Ltd. (Metals & mining)	97,225	5,686
	Nabtesco Corporation (Machinery)	107,500	4,122
	Nichias Corporation (Building products)	273,000	3,637
	Nihon M&A Center, Inc. (Professional services)	130,500	6,219
	Nintendo Co., Ltd. (Software)	70,600	25,809
	Nitori Holdings Co., Ltd. (Specialty retail)	78,300	11,164
	Nomura Research Institute, Ltd. (IT services)	135,400	6,297
	Omron Corporation (Electronic equipment, instruments & components)	154,800	9,232

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Oracle Corporation Japan (Software)	27,200	$2,255
	Otsuka Corporation (IT services)	69,600	5,337
	Persol Holdings Co., Ltd. (Professional services)	152,000	3,810
	Pola Orbis Holdings, Inc. (Personal products)	222,000	7,792
*	Renesas Electronics Corporation (Semiconductors & semiconductor equipment)	475,200	5,537
	Sankyu, Inc. (Road & rail)	82,360	3,556
	SCSK Corporation (IT services)	98,600	4,550
	Shimadzu Corporation (Electronic equipment, instruments & components)	75,100	1,708
	Sony Corporation (Household durables)	400,500	18,067
	Start Today Co., Ltd. (Internet & direct marketing retail)	143,700	4,368
	Suruga Bank, Ltd. (Banks)	175,100	3,756
	Taisei Corporation (Construction & engineering)	115,700	5,761
	TechnoPro Holdings, Inc. (Professional services)	120,200	6,529
	TIS, Inc. (IT services)	119,600	4,177
	Topcon Corporation (Electronic equipment, instruments & components)	163,500	3,536
	Toray Industries, Inc. (Chemicals)	982,500	9,265
	Tsuruha Holdings, Inc. (Food & staples retailing)	31,200	4,242
	Ulvac, Inc. (Semiconductors & semiconductor equipment)	69,000	4,348
	Zenkoku Hosho Co., Ltd. (Diversified financial services)	105,600	4,541
			411,928

	Emerging Asia—17.6%
	China—7.8%
*	3SBio, Inc. (Biotechnology)	1,886,000	3,703
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	156,073	26,912
	Anhui Conch Cement Co., Ltd. Class “H” (Construction materials)	1,902,500	8,949
	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	24,523	3,542
*	China Mengniu Dairy Co., Ltd. (Food products)	2,499,000	7,437
	China Overseas Land & Investment, Ltd. (Real estate management & development)	3,942,000	12,689
	CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	3,716,000	7,505
	Industrial and Commercial Bank of China, Ltd. Class “H” (Banks)	37,618,000	30,286
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	4,059,500	42,269
*	SINA Corporation (Internet software & services)†	50,386	5,054

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	59

Institutional International Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Tencent Holdings, Ltd. (Internet software & services)	624,300	$32,442
			180,788
	India—4.2%
	Adani Ports & Special Economic Zone, Ltd. (Transportation infrastructure)	536,479	3,418
	Bharat Electronics, Ltd. (Aerospace & defense)	1,251,271	3,571
	Bharti Infratel, Ltd. (Diversified telecommunication services)	506,124	3,007
	Britannia Industries, Ltd. (Food products)	110,665	8,175
	Eicher Motors, Ltd. (Machinery)	12,066	5,738
	HDFC Bank, Ltd. (Banks)	494,566	14,501
	Hindustan Zinc, Ltd. (Metals & mining)	698,577	3,379
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	210,383	3,932
	IndusInd Bank, Ltd. (Banks)	280,775	7,247
*	MakeMyTrip, Ltd. (Internet & direct marketing retail)†	93,513	2,791
	Maruti Suzuki India, Ltd. (Automobiles)	121,511	18,533
	Motherson Sumi Systems, Ltd. (Auto components)	842,736	5,011
	UPL, Ltd. (Chemicals)	317,325	3,788
	Voltas, Ltd. (Construction & engineering)	642,390	6,592
	Yes Bank, Ltd. (Banks)	1,810,568	8,938
			98,621
	Indonesia—1.1%
	PT Bank Central Asia Tbk (Banks)	15,076,900	24,336
	South Korea—2.6%
*	Hugel, Inc. (Biotechnology)	5,911	3,090
	LG Innotek Co., Ltd. (Electronic equipment, instruments & components)	26,487	3,563
*	Netmarble Games Corp. (Software)	36,673	6,457
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	15,440	36,748
*	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	42,564	8,131
	Yuhan Corporation (Pharmaceuticals)	15,946	3,262
			61,251
	Taiwan—1.7%
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,195,000	11,806
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	707,386	28,048
			39,854
	Thailand—0.2%
	PTT Global Chemical PCL (Chemicals)	1,923,400	5,017

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—12.1%
	3i Group plc (Capital markets)	1,133,688	$13,982
	Ashtead Group plc (Trading companies & distributors)	423,298	11,385
	Bellway plc (Household durables)	193,145	9,291
	Burberry Group plc (Textiles, apparel & luxury goods)	482,150	11,665
	Carnival plc (Hotels, restaurants & leisure)	222,870	14,720
	Close Brothers Group plc (Capital markets)	150,380	2,940
	Compass Group plc (Hotels, restaurants & leisure)	1,316,123	28,431
	Dechra Pharmaceuticals plc (Pharmaceuticals)	135,716	3,841
	Diageo plc (Beverages)	658,564	24,230
	easyJet plc (Airlines)	175,449	3,468
	Fevertree Drinks plc (Beverages)	147,109	4,523
	Greggs plc (Hotels, restaurants & leisure)	214,971	4,060
	Halma plc (Electronic equipment, instruments & components)	230,407	3,920
	Hiscox, Ltd. (Insurance)	464,066	9,173
	Intermediate Capital Group plc (Capital markets)	431,440	6,675
	Intertek Group plc (Professional services)	148,826	10,429
	Jupiter Fund Management plc (Capital markets)	654,155	5,551
*	Metro Bank plc (Banks)	71,191	3,445
	Micro Focus International plc (Software)	207,524	7,069
	Playtech plc (Software)	320,030	3,718
	Renishaw plc (Electronic equipment, instruments & components)	65,358	4,611
	Rentokil Initial plc (Commercial services & supplies)	1,888,830	8,110
	Segro plc (Equity REIT)	1,063,001	8,425
	Spirax-Sarco Engineering plc (Machinery)	89,759	6,811
	Synthomer plc (Chemicals)	470,056	3,119
	Unilever plc (Personal products)	485,121	27,021
	Victrex plc (Chemicals)	206,131	7,342
	Vodafone Group plc (Wireless telecommunication services)	7,441,094	23,609
	WH Smith plc (Specialty retail)	333,159	10,557
			282,121

	Canada—5.9%
	Canadian National Railway Co. (Road & rail)	383,652	31,635
	Constellation Software, Inc. (Software)	14,990	9,087
	Dollarama, Inc. (Multiline retail)	85,366	10,666
	Finning International, Inc. (Trading companies & distributors)	130,595	3,295
	Hudbay Minerals, Inc. (Metals & mining)	335,994	2,975
	Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	338,200	17,233

See accompanying Notes to Financial Statements.

60	Annual Report	December 31, 2017

Institutional International Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Canada—(continued)
*	Shopify, Inc. Class “A” (Internet software & services)†	58,919	$5,951
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	887,196	32,573
	The Toronto-Dominion Bank (Banks)	403,243	23,627
			137,042

	Emerging Latin America—2.9%
	Argentina—0.2%
	Grupo Financiero Galicia S.A.—ADR (Banks)	62,298	4,102
	Brazil—0.9%
	CCR S.A (Transportation infrastructure)	799,400	3,892
	Engie Brasil Energia S.A. (Independent power & renewable electricity producers)	221,800	2,374
	Kroton Educacional S.A. (Diversified consumer services)	1,747,500	9,694
	M Dias Branco S.A. (Food products)	121,800	1,913
	Via Varejo S.A. (Specialty retail)	504,100	3,719
			21,592
	Mexico—0.9%
	Arca Continental S.A.B. de C.V. (Beverages)	904,338	6,262
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	2,093,900	11,494
	Infraestructura Energetica Nova S.A.B. de C.V. (Gas utilities)	595,800	2,915
			20,671
	Peru—0.9%
	Credicorp, Ltd. (Banks)†	104,703	21,718

	Asia—2.6%
	Australia—0.4%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	447,528	8,276
	Hong Kong—2.2%
	AIA Group, Ltd. (Insurance)	2,856,863	24,371
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	—
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	3,274,000	26,275
			50,646

	Emerging Europe, Mid-East, Africa—1.3%
	Georgia—0.2%
	BGEO Group plc (Banks)	74,977	3,601
	Hungary—0.3%
	MOL Hungarian Oil & Gas plc (Oil, gas & consumable fuels)	630,436	7,316
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	Russia—0.3%
	Globaltrans Investment plc—GDR (Road & rail)	226,904	$2,130
*	X5 Retail Group N.V.—GDR (Food & staples retailing)	134,305	5,073
			7,203
	South Africa—0.5%
	Bid Corporation, Ltd. (Food & staples retailing)	173,261	4,215
	Bidvest Group, Ltd. (Industrial conglomerates)	173,261	3,054
	RMB Holdings, Ltd. (Diversified financial services)	800,019	5,119
			12,388
	Total Common Stocks—98.0% (cost $1,787,010)		2,282,313

	Preferred Stocks
	Brazil—1.2%
	Itau Unibanco Holding S.A. (Banks)	2,245,000	28,818
	Germany—0.2%
	Fuchs Petrolub SE (Chemicals)	81,245	4,314
	Total Preferred Stocks—1.4% (cost $30,588)		33,132

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $28,655, collateralized by U.S. Treasury Inflation Index Bond, 0.625%, due 1/15/26	$28,654	28,654
	Total Repurchase Agreement—1.2% (cost $28,654)		28,654
	Total Investments—100.6% (cost $1,846,252)		2,344,099
	Liabilities, plus cash and other assets—(0.6)%		(13,800)
	Net assets—100.0%		$2,330,299

ADR = American Depository Receipt

GDR = Global Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. Fair value was determined using significant unobservable inputs. This holding represents 0.00% of the Fund’s net assets at December 31, 2017.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2017.

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	61

Institutional International Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	20.1%
Industrials	17.5%
Information Technology	16.9%
Consumer Discretionary	14.5%
Materials	7.9%
Consumer Staples	6.6%
Health Care	6.3%
Energy	3.2%
Utilities	2.7%
Real Estate	2.4%
Telecommunication Services	1.9%
Total	100.0%

At December 31, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	26.2%
Japanese Yen	17.8%
British Pound Sterling	13.9%
Hong Kong Dollar	8.5%
U.S. Dollar	5.7%
Canadian Dollar	5.7%
Indian Rupee	4.1%
Danish Krone	3.6%
Swiss Franc	3.4%
South Korean Won	2.6%
Swedish Krona	2.3%
Brazilian Real	2.2%
Indonesian Rupiah	1.0%
All Other Currencies	3.0%
Total	100.0%

During the year ended December 31, 2017, the Fund sold its investment in William Blair China A-Share Fund, LLC, an affiliated fund.

	Share Activity					Year Ended December 31, 2017
Security Name	Balance 12/31/2016	Purchases	Sales	Balance 12/31/2017	Value 12/31/2017	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)

William Blair China A-Share Fund, LLC	6,312	—	6,312	—	$—	$—	$36	$(39)

See accompanying Notes to Financial Statements.

62	Annual Report	December 31, 2017

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Andrew G. Flynn

The William Blair International Small Cap Growth Fund (Class N shares) posted a 32.17% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 31.65%.

The Fund’s calendar year 2017 outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Fund’s Consumer Discretionary exposure was particularly beneficial, helped by China Lodging Group and SSP Group. China Lodging’s share price was bolstered by stronger pricing and occupancy improvement in its economy hotels segment, which drove solid earnings results throughout the year. Japanese holdings Relo Group and Kose Corporation contributed to the Fund’s outperformance in the Real Estate and Consumer Staples sectors, respectively. Relo is a provider of outsourced management of corporate rental accommodations and fringe benefit services. Relo’s share price performance was underpinned by growing demand for outsourcing services. Cosmetics company Kose benefited from successful execution of the company’s multi-brand strategy and international expansion. Partially offsetting these positive effects was negative stock selection in the Information Technology and Materials sectors along with the Fund’s underweight allocation in the Emerging Asia region relative to the Index. Within the Information Technology sector, Wix.com hindered relative returns. Despite posting better than expected financial results, the market was disappointed in Wix.com management’s higher R&D spending outlook for 2018—which it expected to weigh on near-term profit margins. Within Materials, Japan-based Hitachi Chemicals detracted from the Fund’s relative performance due in part to one-off costs, but its core business was otherwise positive due to rising demand for semiconductor consumables and electronic vehicle battery materials.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32.

December 31, 2017	William Blair Funds	63

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Class N	32.17%	11.41%	9.76%	4.87%
Class I	32.70	11.74	10.09	5.22
Institutional Class	32.70	11.80	10.23	5.38
MSCI ACW Ex-U.S. Small Cap Index (net)	31.65	11.96	10.03	4.69

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

64	Annual Report	December 31, 2017

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—27.8%
	Belgium—0.5%
	Melexis N.V. (Semiconductors & semiconductor equipment)	29,794	$3,016
	Denmark—1.2%
	Royal Unibrew A/S (Beverages)	123,848	7,421
	France—2.7%
*	Nexity S.A. (Real estate management & development)	56,821	3,383
	Rubis SCA (Gas utilities)	113,890	8,059
*	Worldline S.A. (IT services)	91,864	4,483
			15,925
	Germany—3.8%
	AURELIUS Equity Opportunities SE & Co KGaA (Capital markets)	79,996	5,467
	CTS Eventim AG & Co KGaA (Media)	119,970	5,589
	GRENKE AG (Diversified financial services)	46,381	4,405
	KION Group AG (Machinery)	29,333	2,534
	Norma Group SE (Machinery)	69,911	4,695
			22,690
	Ireland—2.0%
*	ICON plc (Life sciences tools & services)†	33,232	3,727
	Kingspan Group plc (Building products)	116,750	5,100
	UDG Healthcare plc (Health care providers & services)	258,502	2,949
			11,776
	Israel—4.3%
	Elbit Systems, Ltd. (Aerospace & defense)	50,552	6,756
	Frutarom Industries, Ltd. (Chemicals)	46,500	4,363
	Mizrahi Tefahot Bank, Ltd. (Banks)	277,951	5,124
*	Orbotech, Ltd. (Electronic equipment, instruments & components)†	111,147	5,584
*	Wix.com, Ltd. (Internet software & services)†	73,356	4,222
			26,049
	Italy—4.7%
	Autogrill SpA (Hotels, restaurants & leisure)	256,397	3,538
	Banca IFIS SpA (Diversified financial services)	135,685	6,637
	Cerved Information Solutions SpA (Diversified financial services)	400,962	5,100
	DiaSorin SpA (Health care equipment & supplies)	44,259	3,930
*	Gima TT SpA (Machinery)	174,969	3,487
	Industria Macchine Automatiche SpA (Machinery)	28,067	2,283
	Recordati SpA (Pharmaceuticals)	79,202	3,522
			28,497

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Jersey—0.7%
	Sanne Group plc (Capital markets)	398,667	$4,365
	Luxembourg—0.8%
	Stabilus S.A. (Machinery)	54,078	4,863
	Netherlands—0.8%
	Euronext N.V. (Capital markets)	80,125	4,981
	Sweden—4.3%
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	60,116	4,254
	Indutrade AB (Trading companies & distributors)	200,474	5,464
	Intrum Justitia AB (Commercial services & supplies)	174,922	6,468
	Loomis AB Class “B” (Commercial services & supplies)	128,946	5,417
	Thule Group AB (Leisure products)	185,878	4,190
			25,793
	Switzerland—2.0%
*	Cembra Money Bank AG (Consumer finance)	51,467	4,798
*	dormakaba Holding AG (Building products)	4,422	4,118
*	Kardex AG (Machinery)	22,983	2,821
			11,737
	Japan—23.3%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	102,400	3,526
	en-japan, Inc. (Professional services)	67,500	3,181
	Hitachi Chemical Co., Ltd. (Chemicals)	244,200	6,272
	Kose Corporation (Personal products)	41,900	6,541
	Maeda Corporation (Construction & engineering)	353,300	4,873
	Matsumotokiyoshi Holdings Co., Ltd. (Food & staples retailing)	71,400	2,940
	Meitec Corporation (Professional services)	95,800	5,033
	Nabtesco Corporation (Machinery)	168,700	6,468
	Nichias Corporation (Building products)	450,000	5,995
	Nihon M&A Center, Inc. (Professional services)	127,600	6,081
	Nissan Chemical Industries, Ltd. (Chemicals)	213,800	8,529
	Okamoto Industries, Inc. (Chemicals)	250,000	2,538
	Oracle Corporation Japan (Software)	23,900	1,981
	PALTAC Corporation (Distributors)	66,900	3,052
	Persol Holdings Co., Ltd. (Professional services)	120,400	3,018
	Pola Orbis Holdings, Inc. (Personal products)	151,700	5,325
	Relo Group, Inc. (Real estate management & development)	109,300	2,978
	Sankyu, Inc. (Road & rail)	69,220	2,989
	Seria Co., Ltd. (Multiline retail)	51,400	3,102

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	65

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Stanley Electric Co., Ltd. (Auto components)	166,000	$6,740
Start Today Co., Ltd. (Internet & direct marketing retail)	167,400	5,089
Suruga Bank, Ltd. (Banks)	164,000	3,518
TIS, Inc. (IT services)	166,600	5,818
Tokyo Century Corporation (Diversified financial services)	132,600	6,437
Topcon Corporation (Electronic equipment, instruments & components)	213,600	4,620
Toridoll Holdings Corporation (Hotels, restaurants & leisure)	140,300	5,230
Tsuruha Holdings, Inc. (Food & staples retailing)	47,300	6,431
Ulvac, Inc. (Semiconductors & semiconductor equipment)	91,200	5,747
Zenkoku Hosho Co., Ltd. (Diversified financial services)	137,000	5,891
		139,943

United Kingdom—15.0%
Abcam plc (Biotechnology)	303,544	4,324
Arrow Global Group plc (Consumer finance)	761,109	4,077
Beazley plc (Insurance)	867,949	6,264
Big Yellow Group plc (Equity REIT)	389,786	4,576
Burford Capital, Ltd. (Capital markets)	345,514	5,374
Diploma plc (Trading companies & distributors)	185,531	3,124
Elementis plc (Chemicals)	1,071,000	4,166
Fevertree Drinks plc (Beverages)	122,947	3,780
Halma plc (Electronic equipment, instruments & components)	346,599	5,896
Hays plc (Professional services)	2,253,422	5,565
Hill & Smith Holdings plc (Metals & mining)	203,559	3,680
Intermediate Capital Group plc (Capital markets)	378,766	5,860
Jupiter Fund Management plc (Capital markets)	576,751	4,894
Playtech plc (Software)	362,050	4,206
Rentokil Initial plc (Commercial services & supplies)	749,765	3,219
Spirax-Sarco Engineering plc (Machinery)	48,955	3,715
SSP Group plc (Hotels, restaurants & leisure)	831,983	7,672
Ted Baker plc (Textiles, apparel & luxury goods)	72,704	2,661
Ultra Electronics Holdings plc (Aerospace & defense)	108,663	1,976
Workspace Group plc (Equity REIT)	386,761	5,232
		90,261

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—13.6%
China—3.2%
China Medical System Holdings, Ltd. (Pharmaceuticals)	1,669,000	$3,892
Fuyao Glass Industry Group Co., Ltd. Class “H” (Auto components)	887,600	3,743
Kingsoft Corporation, Ltd. (Software)	1,530,000	5,092
Minth Group, Ltd. (Auto components)	586,000	3,536
Travelsky Technology, Ltd. Class “H” (IT services)	1,062,000	3,188
		19,451
India—5.3%
Bharat Electronics, Ltd. (Aerospace & defense)	1,055,917	3,014
Crompton Greaves Consumer Electricals, Ltd. (Household durables)	1,005,964	4,320
Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	294,319	5,501
Motherson Sumi Systems, Ltd. (Auto components)	922,349	5,484
Petronet LNG, Ltd. (Oil, gas & consumable fuels)	1,226,345	4,884
RBL Bank Ltd. (Banks)	708,925	5,670
UPL, Ltd. (Chemicals)	256,323	3,060
		31,933
Indonesia—0.9%
PT Bank Negara Indonesia Persero Tbk (Banks)	7,518,500	5,486
South Korea—0.1%
Loen Entertainment, Inc. (Media)	7,983	839
Taiwan—2.7%
Accton Technology Corporation (Communications equipment)	818,000	2,914
Chailease Holding Co., Ltd. (Diversified financial services)	1,213,000	3,530
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,550,000	4,584
Silicon Motion Technology Corporation— ADR (Semiconductors & semiconductor equipment)	89,020	4,714
Tripod Technology Corporation (Electronic equipment, instruments & components)	51,000	159
		15,901
Thailand—1.4%
Minor International PCL (Hotels, restaurants & leisure)	2,700,600	3,626
Tisco Financial Group PCL (Banks)	1,766,900	4,798
		8,424

See accompanying Notes to Financial Statements.

66	Annual Report	December 31, 2017

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—5.1%
	Australia—2.7%
	Challenger, Ltd. (Diversified financial services)	449,239	$4,918
	DuluxGroup, Ltd. (Chemicals)	735,906	4,398
	Orora, Ltd. (Containers & packaging)	1,675,583	4,432
	The Star Entertainment Group, Ltd. (Hotels, restaurants & leisure)	530,869	2,518
			16,266
	Hong Kong—1.7%
	Man Wah Holdings, Ltd. (Household durables)	4,217,200	4,011
	MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	2,151,600	6,513
			10,524
	New Zealand—0.7%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	391,939	3,986

	Emerging Latin America—5.0%
	Argentina—1.0%
	Grupo Supervielle S.A.—ADR (Banks)	103,050	3,021
*	Loma Negra Cia Industrial Argentina S.A.— ADR (Construction materials)	50,373	1,161
*	Pampa Energia S.A.—ADR (Electric utilities)	26,221	1,764
			5,946
	Brazil—2.7%
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	372,500	5,446
	EDP - Energias do Brasil S.A. (Electric utilities)	875,200	3,694
	Localiza Rent a Car S.A. (Road & rail)	1,047,585	6,967
			16,107
	Mexico—1.3%
	Gentera S.A.B. de C.V. (Consumer finance)	3,013,900	2,505
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	22,624	4,129
	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Transportation infrastructure)	157,900	1,560
			8,194
	Canada—4.9%
	Canadian Western Bank (Banks)	175,319	5,474
	CES Energy Solutions Corporation (Energy equipment & services)	681,932	3,543
	Enerflex, Ltd. (Energy equipment & services)	186,679	2,278
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Canada—(continued)
	Finning International, Inc. (Trading companies & distributors)	233,355	$5,889
	Intertape Polymer Group, Inc. (Containers & packaging)	168,094	2,874
*	Raging River Exploration, Inc. (Oil, gas & consumable fuels)	581,001	3,698
	ShawCor, Ltd. (Energy equipment & services)	81,891	1,786
	Whitecap Resources, Inc. (Oil, gas & consumable fuels)	589,737	4,199
			29,741

	Emerging Europe, Mid-East, Africa—2.8%
	Czech Republic—1.0%
	Moneta Money Bank A.S. (Banks)	1,575,809	6,098
	South Africa—1.8%
	AVI, Ltd. (Food products)	586,478	5,241
	Bidvest Group, Ltd. (Industrial conglomerates)	300,589	5,298
			10,539
	Total Common Stocks—97.5% (cost $458,651)		586,752

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $15,884, collateralized by U.S. Treasury Note, 2.000%, due 8/15/25	$15,884	15,884
	Total Repurchase Agreement—2.6% (cost $15,884)		15,884
	Total Investments—100.1% (cost $474,535)		602,636
	Liabilities, plus cash and other assets—(0.1)%		(883)
	Net assets—100.0%		$601,753

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	67

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

At December 31, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	23.1%
Financials	22.2%
Consumer Discretionary	15.5%
Information Technology	11.3%
Materials	7.8%
Consumer Staples	6.4%
Health Care	5.1%
Energy	3.5%
Real Estate	2.8%
Utilities	2.3%
Total	100.0%

At December 31, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Japanese Yen	23.9%
British Pound Sterling	16.6%
Euro	14.5%
Indian Rupee	5.4%
Hong Kong Dollar	5.1%
Canadian Dollar	5.1%
U.S. Dollar	4.8%
Swedish Krona	4.4%
Australian Dollar	2.8%
Israeli Shekel	2.8%
Brazilian Real	2.7%
Swiss Franc	2.0%
New Taiwan Dollar	1.9%
South African Rand	1.8%
Thai Baht	1.4%
Danish Krone	1.3%
Crech Koruna	1.0%
All Other Currencies	2.5%
Total	100.0%

See accompanying Notes to Financial Statements.

68	Annual Report	December 31, 2017

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone John C. Murphy Jeffrey A. Urbina

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 41.68% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”), increased 37.28%.

The Fund’s calendar year 2017 outperformance versus the Index was driven by a combination of stock selection and sector allocation effects. Overweightings to the Information Technology and Consumer Discretionary sectors, and underweightings to the Telecommunication Services and Real Estate sectors were beneficial. Stock selection in Financials was particularly beneficial to the Fund’s performance, bolstered by China-based Ping An Insurance. Strong premium growth in the life and property & casualty insurance segments drove the company’s share price. Ping An’s management was also optimistic on the outlook for the key Value of New Business metric—guiding for 20-30% growth in 2018. Sociedad Quimica y Minera de Chile (SQM) and Maruti Suzuki India in the Materials and Consumer Discretionary sectors were additional sources of the Fund’s outperformance. Chilé-based lithium and agricultural chemicals producer SQM’s share price was supported by rising demand and prices for lithium, which is used in rechargeable vehicle and smartphone batteries. Maruti Suzuki’s share price benefited from solid financial results amid healthy demand for the company’s passenger cars in India. Maruti’s competitive advantages include deep-reaching distribution and a premiumization strategy that has driven market share gains. Maruti’s premiumization strategy includes launching premium crossover and hatchback models at higher prices, supporting the outlook for profit margins. Partially offsetting these positive effects were negative stock selection in the Real Estate and Telecommunication Services sectors, as well as the Fund’s overweight allocation in Brazil. Within the Real Estate sector, Emaar Properties detracted from the Fund’s performance. The UAE-based property developer and hospital manager’s share price was adversely impacted by its special dividend announced in December, which fell short of investor expectations. Management cited the need to preserve liquidity in light of ongoing development of large scale projects.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32.

December 31, 2017	William Blair Funds	69

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
				Since
	1 Year	3 Year	5 Year	Inception
Class N(a)	41.68%	7.08%	4.48%	4.75%
MSCI Emerging Markets Index (net)(a)	37.28	9.10	4.35	4.33
Class I(b)	41.89	7.35	4.76	2.71
Institutional Class(b)	42.15	7.44	4.86	2.83
MSCI Emerging Markets Index (net)(b)	37.28	9.10	4.35	2.92

(a)	Since inception is for the period from May 3, 2010 (Commencement of Operations) to December 31, 2017.
(b)	Since inception is for the period from March 26, 2008 (Commencement of Operations) to December 31, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

70	Annual Report	December 31, 2017

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—65.2%
	China—24.3%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	126,547	$21,820
	Brilliance China Automotive Holdings, Ltd. (Automobiles)	2,146,000	5,741
	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	24,366	3,519
	CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	3,262,000	6,588
*	Ctrip.com International, Ltd.—ADR (Internet & direct marketing retail)	148,840	6,564
	NetEase, Inc.—ADR (Internet software & services)	20,146	6,952
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,615,500	16,821
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	604,000	5,752
	TAL Education Group—ADR (Diversified consumer services)	195,107	5,796
	Tencent Holdings, Ltd. (Internet software & services)	516,700	26,851
	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	241,622	9,670
			116,074
	India—15.2%
	Asian Paints, Ltd. (Chemicals)	312,951	5,688
	Bajaj Finance, Ltd. (Consumer finance)	208,724	5,755
	Bharti Infratel, Ltd. (Diversified telecommunication services)	1,106,114	6,571
	Eicher Motors, Ltd. (Machinery)	11,275	5,361
	HDFC Bank, Ltd. (Banks)	196,870	5,772
	HDFC Bank, Ltd.—ADR (Banks)	49,089	4,991
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	465,576	12,477
	IndusInd Bank, Ltd. (Banks)	241,989	6,246
	Maruti Suzuki India, Ltd. (Automobiles)	75,748	11,554
	MRF, Ltd. (Auto components)	7,281	8,250
			72,665
	Indonesia—4.9%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	29,285,200	7,857
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	30,506,700	9,983
	PT Unilever Indonesia Tbk (Household products)	1,346,000	5,546
			23,386
	South Korea—10.2%
	Coway Co., Ltd. (Household durables)	52,532	4,794
	Hankook Tire Co., Ltd. (Auto components)	107,297	5,472
*	LG Chem, Ltd. (Chemicals)	14,504	5,487
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	11,717	27,888
*	Shinhan Financial Group Co., Ltd. (Banks)	105,783	4,881
			48,522

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—6.4%
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	40,000	$5,403
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	637,830	25,290
			30,693
	Thailand—4.2%
	Airports of Thailand PCL (Transportation infrastructure)	4,853,400	10,127
	CP ALL PCL (Food & staples retailing)	4,221,100	9,973
			20,100

	Emerging Europe, Mid-East, Africa—15.2%
	Hungary—1.5%
	OTP Bank plc (Banks)	174,690	7,232
	Russia—1.6%
*	Yandex N.V. Class “A” (Internet software & services)†	240,225	7,867
	South Africa—9.8%
	Bid Corporation, Ltd. (Food & staples retailing)	297,071	7,227
	Bidvest Group, Ltd. (Industrial conglomerates)	563,089	9,925
	Capitec Bank Holdings, Ltd. (Banks)	78,528	6,969
	FirstRand, Ltd. (Diversified financial services)	1,288,007	7,001
	Naspers, Ltd. (Media)	56,997	15,898
			47,020
	Turkey—1.4%
	KOC Holding A.S. (Industrial conglomerates)	1,321,764	6,444
	United Arab Emirates—0.9%
	Emaar Properties PJSC (Real estate management & development)	2,154,858	4,072

	Emerging Latin America—13.4%
	Brazil—7.5%
	AMBEV S.A.—ADR (Beverages)	1,304,457	8,427
*	Atacadao Distribuicao Comercio e Industria Ltda (Food & staples retailing)	886,600	4,076
	B3 SA - Brasil Bolsa Balcao (Capital markets)	809,400	5,559
	Banco do Brasil S.A. (Banks)	122,300	1,173
	Lojas Renner S.A. (Multiline retail)	416,300	4,454
	Raia Drogasil S.A. (Food & staples retailing)	310,500	8,593
	Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	164,900	3,728
			36,010

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	71

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Chile—1.0%
	Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	82,725	$4,911
	Mexico—2.2%
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	182,474	1,875
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	1,549,400	8,505
			10,380
	Peru—2.7%
	Credicorp, Ltd. (Banks)†	37,556	7,790
	Southern Copper Corporation (Metals & mining)	108,210	5,135
			12,925
	Total Common Stocks—93.8% (cost $336,357)		448,301

	Preferred Stocks
	Brazil—4.2%
	Itau Unibanco Holding S.A. (Banks)	642,850	8,252
*	Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	2,378,200	11,543
			19,795
	Total Preferred Stocks—4.2% (cost $17,198)		19,795

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $9,212, collateralized by U.S. Treasury Inflation Index Bond, 0.625%, due 1/15/26	$9,211	9,211
	Total Repurchase Agreement—1.9% (cost $9,211)		9,211
	Total Investments—99.9% (cost $362,766)		477,307
	Cash and other assets, less liabilities—0.1%		605
	Net assets—100.0%		$477,912

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	26.0%
Financials	25.1%
Consumer Discretionary	18.7%
Consumer Staples	9.4%
Industrials	7.2%
Materials	4.5%
Telecommunication Services	3.5%
Energy	3.3%
Health Care	1.4%
Real Estate	0.9%
Total	100.0%

At December 31, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	25.4%
Indian Rupee	14.5%
Hong Kong Dollar	13.2%
South Korean Won	10.4%
Brazilian Real	10.1%
South African Rand	10.0%
Indonesian Rupiah	5.0%
Thai Baht	4.3%
Mexican Peso	2.2%
Hungarian Forint	1.5%
Turkish Lira	1.4%
New Taiwan Dollar	1.1%
All Other Currencies	0.9%
Total	100.0%

See accompanying Notes to Financial Statements.

72	Annual Report	December 31, 2017

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss Jeffrey A. Urbina

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 48.53% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI Index (net) (the “Index”), increased 36.83%.

The Fund’s calendar year 2017 outperformance versus the Index was primarily driven by positive stock selection across most sectors. Within the Financials sector, China-based Ping An Insurance and India’s HDFC Bank were notable contributors. Driving Ping An’s share price was strong premium growth in the life and property & casualty segments. Ping An’s management was also optimistic about the outlook for the key Value of New Business metric—estimating 20-30% growth in 2018. Additionally, China-based Geely Automobile (Consumer Discretionary) was an additional source of the Fund’s outperformance. Geely is a local auto company that has improved and expanded its products with influence from Volvo (which is owned by Geely’s parent). Geely’s sales volume increased significantly in 2017 on the back of its Boyue sport utility vehicle and three other models. Offsetting these positive effects were the Fund’s underweightings to the Materials and Utilities sectors relative to the Index. Stock selection within the Energy sector was also detrimental to the Fund’s performance. Within Energy, the shares of Brazilian oil and gas company Petroleo Brasileiro (Petrobras) were adversely impacted by concerns about the sustainability of the company’s turnaround in the wake of a corruption investigation involving Brazil’s President Temer, including a potential rollback of fuel price liberalization, which would be detrimental to the company’s refining margins. From a geographic perspective, the Fund’s underweightings to China and South Korea also hampered its relative performance.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32.

December 31, 2017	William Blair Funds	73

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Class N	48.53%	8.60%	6.00%	0.94%
Class I	48.83	8.84	6.26	1.20
Institutional Class	49.06	8.96	6.40	1.35
MSCI Emerging Markets IMI (net)	36.83	9.01	4.47	1.85

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

74	Annual Report	December 31, 2017

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—76.6%
	China—28.5%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	436,128	$75,202
*	Autohome, Inc.—ADR (Internet software & services)	67,340	4,355
*	Baozun, Inc.—ADR (Internet software & services)	99,332	3,135
	BYD Co., Ltd. Class “H” (Automobiles)	607,500	5,295
	China International Travel Service Corporation, Ltd. Class “A” (Hotels, restaurants & leisure)	667,080	4,440
	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	132,746	19,172
	China Molybdenum Co., Ltd. Class “H” (Metals & mining)	6,489,000	4,169
	CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	4,758,000	9,610
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	555,680	4,593
	Geely Automobile Holdings, Ltd. (Automobiles)	6,001,000	20,815
	Haitian International Holdings, Ltd. (Machinery)	1,014,000	3,050
	Han’s Laser Technology Industry Group Co., Ltd. Class “A” (Machinery)	365,680	2,774
	Hangzhou Hikvision Digital Technology Co., Ltd. Class “A” (Electronic equipment, instruments & components)	1,608,816	9,635
	Inner Mongolia Yili Industrial Group Co., Ltd. Class “A” (Food products)	1,007,300	4,981
	Jiangsu Hengrui Medicine Co., Ltd. Class “A” (Pharmaceuticals)	420,419	4,452
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	67,500	7,220
	Minth Group, Ltd. (Auto components)	1,102,000	6,650
*	MMG, Ltd. (Metals & mining)	8,004,000	3,975
	New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	174,269	16,381
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	3,319,000	34,559
	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class “H” (Pharmaceuticals)	755,000	4,846
	Silergy Corporation (Semiconductors & semiconductor equipment)	178,000	4,067
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	2,776,000	4,925
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	498,000	6,368
	TAL Education Group—ADR (Diversified consumer services)	233,851	6,948
	Tencent Holdings, Ltd. (Internet software & services)	1,617,160	84,037

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Travelsky Technology, Ltd. Class “H” (IT services)	1,572,000	$4,718
*	Weibo Corporation—ADR (Internet software & services)	151,570	15,681
			376,053
	India—22.5%
	Asian Paints, Ltd. (Chemicals)	356,987	6,488
	Bajaj Finance, Ltd. (Consumer finance)	567,692	15,654
	Bajaj Finserv, Ltd. (Insurance)	71,317	5,848
	Balkrishna Industries, Ltd. (Auto components)	125,130	2,340
*	Balkrishna Industries, Ltd. (Auto components)§	125,130	2,340
	Bharat Electronics, Ltd. (Aerospace & defense)	1,764,143	5,035
*	Bharat Financial Inclusion, Ltd. (Consumer finance)	356,914	5,598
	Bharat Forge, Ltd. (Auto components)	540,497	6,174
	Britannia Industries, Ltd. (Food products)	59,871	4,423
	Eicher Motors, Ltd. (Machinery)	13,979	6,647
*	Future Retail, Ltd. (Multiline retail)	331,328	2,715
	Godrej Consumer Products, Ltd. (Personal products)	361,513	5,664
	Graphite India, Ltd. (Electrical equipment)	324,320	3,611
	Havells India, Ltd. (Electrical equipment)	457,440	4,027
	HDFC Bank, Ltd. (Banks)	1,239,897	36,353
	HDFC Standard Life Insurance Co. Ltd. (Insurance)	1,450,453	8,747
	Hindustan Unilever, Ltd. (Household products)	477,606	10,194
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	1,100,047	29,480
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	555,394	10,381
	Indraprastha Gas, Ltd. (Gas utilities)	1,355,356	7,126
	IndusInd Bank, Ltd. (Banks)	858,588	22,160
	Maruti Suzuki India, Ltd. (Automobiles)	168,965	25,772
	Motherson Sumi Systems, Ltd. (Auto components)	1,275,404	7,583
	Motilal Oswal Financial Services, Ltd. (Capital markets)	205,940	4,840
	Page Industries, Ltd. (Textiles, apparel & luxury goods)	9,006	3,598
	Petronet LNG, Ltd. (Oil, gas & consumable fuels)	1,603,306	6,385
	Pidilite Industries, Ltd. (Chemicals)	329,257	4,652
*	Praxis Home Retail, Ltd. (Specialty retail)**§	17,763	5
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	559,591	7,525
	Vakrangee, Ltd. (IT services)	662,706	4,350
*	Vakrangee, Ltd. (IT services)§	662,706	4,350
	Voltas, Ltd. (Construction & engineering)	465,231	4,774
	Yes Bank, Ltd. (Banks)	4,489,840	22,165
			297,004

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	75

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—2.5%
	PT Bank Negara Indonesia Persero Tbk (Banks)	12,794,500	$9,336
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	55,081,605	14,778
	PT Unilever Indonesia Tbk (Household products)	1,037,200	4,273
	PT United Tractors Tbk (Oil, gas & consumable fuels)	1,753,700	4,576
			32,963
	Philippines—1.6%
	Ayala Land, Inc. (Real estate management & development)	7,738,200	6,914
	BDO Unibank, Inc. (Banks)	2,308,186	7,583
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	599,280	3,037
	Robinsons Retail Holdings, Inc. (Food & staples retailing)	355,890	686
	Security Bank Corporation (Banks)	617,780	3,111
			21,331
	South Korea—8.5%
	Hana Financial Group, Inc. (Banks)	363,089	16,890
*	Hugel, Inc. (Biotechnology)	6,226	3,254
*	Samsung Biologics Co., Ltd. (Life sciences tools & services)	19,615	6,798
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	27,435	65,298
	Seoul Semiconductor Co., Ltd. (Semiconductors & semiconductor equipment)	130,617	3,398
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	223,035	15,938
			111,576
	Taiwan—8.6%
	Accton Technology Corporation (Communications equipment)	999,000	3,558
	Chailease Holding Co., Ltd. (Diversified financial services)	2,211,000	6,434
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	836,000	4,551
	E.Sun Financial Holding Co., Ltd. (Banks)	5,888,255	3,740
	Global Unichip Corporation (Semiconductors & semiconductor equipment)	481,000	4,122
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	475,000	6,345
	Hiwin Technologies Corporation (Machinery)	746,780	8,080
	Nanya Technology Corporation (Semiconductors & semiconductor equipment)	1,751,000	4,484
	Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	176,000	3,484

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	883,516	$35,031
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	2,782,000	21,455
	Win Semiconductors Corporation (Semiconductors & semiconductor equipment)	590,000	5,611
	Yageo Corporation (Electronic equipment, instruments & components)	513,000	6,085
			112,980
	Thailand—3.8%
	Airports of Thailand PCL (Transportation infrastructure)	8,040,000	16,776
	Beauty Community PCL (Specialty retail)	8,338,200	5,322
	Central Pattana PCL (Real estate management & development)	2,613,900	6,837
	CP ALL PCL (Food & staples retailing)	4,279,400	10,111
	Indorama Ventures PCL (Chemicals)	2,713,800	4,434
	Minor International PCL (Hotels, restaurants & leisure)	2,444,800	3,282
	Muangthai Leasing PCL Class “F” (Consumer finance)	3,439,300	4,089
			50,851
	Vietnam—0.6%
*	Hoa Phat Group JSC (Metals & mining)	2,275,650	4,695
	Vietnam Dairy Products JSC (Food products)	325,020	2,985
			7,680

	Emerging Latin America—10.7%
	Argentina—2.4%
	Banco Macro S.A.—ADR (Banks)	70,176	8,132
*	Despegar.com Corporation (Internet & direct marketing retail)†	123,629	3,397
	Grupo Financiero Galicia S.A.—ADR (Banks)	93,529	6,159
*	Loma Negra Cia Industrial Argentina S.A.— ADR (Construction materials)	213,943	4,929
*	Pampa Energia S.A.—ADR (Electric utilities)	73,892	4,972
	Telecom Argentina S.A.—ADR (Diversified telecommunication services)	116,438	4,265
			31,854
	Brazil—4.8%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	1,994,300	13,696
	Iochpe-Maxion S.A. (Machinery)	607,500	4,212
	Localiza Rent a Car S.A. (Road & rail)	1,110,620	7,386
	Lojas Renner S.A. (Multiline retail)	1,233,450	13,197
	Magazine Luiza S.A. (Multiline retail)	182,200	4,406

See accompanying Notes to Financial Statements.

76	Annual Report	December 31, 2017

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Brazil—(continued)
	Raia Drogasil S.A. (Food & staples retailing)	344,300	$9,529
	Smiles Fidelidade S.A. (Media)	82,345	1,884
	Via Varejo S.A. (Specialty retail)	437,700	3,229
	WEG S.A. (Machinery)	718,600	5,223
			62,762
	Chile—1.6%
	Banco Santander Chile—ADR (Banks)	371,216	11,608
	Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	167,474	9,943
			21,551
	Mexico—0.5%
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	349,400	3,590
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	18,829	3,436
			7,026
	Panama—0.6%
	Copa Holdings S.A. Class “A” (Airlines)†	58,689	7,868
	Peru—0.8%
	Credicorp, Ltd. (Banks)†	47,830	9,921

	Emerging Europe, Mid-East, Africa—10.7%
	Greece—0.2%
	JUMBO S.A. (Specialty retail)	161,160	2,881
	Hungary—0.7%
	OTP Bank plc (Banks)	223,568	9,255
	Kenya—0.4%
	Safaricom, Ltd. (Wireless telecommunication services)	17,033,054	4,458
	Russia—1.2%
*	Mail.Ru Group, Ltd.—GDR (Internet software & services)	226,238	6,538
*	Yandex N.V. Class “A” (Internet software & services)†	288,531	9,450
			15,988
	South Africa—7.0%
	Capitec Bank Holdings, Ltd. (Banks)	154,446	13,706
	Clicks Group, Ltd. (Food & staples retailing)	708,542	10,373
	FirstRand, Ltd. (Diversified financial services)	1,861,697	10,119
	Mr Price Group, Ltd. (Specialty retail)	226,800	4,489
	Naspers, Ltd. (Media)	167,793	46,802
	Sanlam, Ltd. (Insurance)	993,141	6,983
			92,472
	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—(continued)
Turkey—0.7%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	233,312	$4,807
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	437,924	3,815
		8,622
United Arab Emirates—0.5%
NMC Health plc (Health care providers & services)	178,303	6,946
Total Common Stocks—98.0% (cost $885,503)		1,292,042

Preferred Stock
Brazil—0.9%
Itau Unibanco Holding S.A. (Banks)	970,660	12,460
Total Preferred Stock—0.9% (cost $11,134)		12,460

Repurchase Agreement
Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $11,978, collateralized by U.S. Treasury Inflation Index Bond, 0.625%, due 1/15/26	$11,977	11,977
Total Repurchase Agreement—0.9% (cost $11,977)		11,977
Total Investments—99.8% (cost $908,614)		1,316,479
Cash and other assets, less liabilities—0.2%		2,334
Net assets—100.0%		$1,318,813

ADR = American Depository Receipt GDR = Global Depository Receipt * = Non-income producing security
§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.51% of the Fund’s net assets at December 31, 2017.
** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2017.
† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	77

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

At December 31, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	31.5%
Financials	27.9%
Consumer Discretionary	17.9%
Industrials	6.6%
Consumer Staples	6.1%
Materials	3.9%
Health Care	3.1%
Real Estate	1.1%
Energy	0.8%
Telecommunication Services	0.7%
Utilities	0.4%
Total	100.0%

At December 31, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	22.8%
U.S. Dollar	20.4%
Hong Kong Dollar	14.8%
South Korean Won	8.6%
South African Rand	7.1%
New Taiwan Dollar	6.3%
Brazilian Real	5.8%
Thai Baht	3.9%
Yuan Renminbi	2.9%
Indonesian Rupiah	2.5%
Philippine Peso	1.6%
All Other Currencies	3.3%
Total	100.0%

During the year ended December 31, 2017, the Fund sold its investment in William Blair China A-Share Fund, LLC, an affiliated fund.

	Share Activity					Year Ended December 31, 2017
Security Name	Balance 12/31/2016	Purchases	Sales	Balance 12/31/2017	Value 12/31/2017	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)

William Blair China A-Share Fund, LLC	12,462	—	12,462	—	$—	$—	$71	$(76)

See accompanying Notes to Financial Statements.

78	Annual Report	December 31, 2017

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 40.09% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net), increased 33.84%.

The Fund’s calendar year 2017 outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Fund’s Industrials exposure was particularly beneficial to relative performance, supported by Graphite India Ltd. and Taiwan-based Airtac International Group, a manufacturer of pneumatic components used in factory automation. Graphite India is a leading global manufacturer of graphite electrodes. Graphite India’s share price benefited from solid financial results and an improving outlook for sales volumes backed by a cyclical uptrend in the steel industry. India’s Bajaj Finance and China Lodging Group in the Financials and Consumer Discretionary sectors, respectively, were additional sources of the Fund’s outperformance. Bajaj Finance is a non-bank finance company predominantly focused on consumer lending. Its share price was driven by accelerating loan growth and profitability amid expanding net interest margins. China Lodging Group is a leading hotel operator in China. Partially offsetting these positive effects were the Fund’s underweight allocations in South Korea and in China relative to the Index, as well as negative stock selection in the Health Care and Real Estate sectors. Within the Health Care sector, the Fund did not hold South Korean biotech company SillaJen, which saw its share price advance 606% in USD terms during the year, bolstering the Index’s performance. Within the Real Estate sector, the Fund’s position in China property developer CIFI Holdings was detrimental as the company’s share price was negatively impacted by government policy measures to prevent real estate speculation in tier-2 cities where CIFI has exposure. The policy action, which was rolled out in September, came as a surprise given the recent muted housing price growth and weak economic data, and underscored the government’s commitment to reining in property market speculation.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 32.

December 31, 2017	William Blair Funds	79

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	Since Inception
Class N(a)	40.09%	7.47%	10.58%	13.25%
Class I(a)	40.53	7.81	10.91	13.57
MSCI Emerging Markets Small Cap Index (net)(a)	33.84	8.44	5.41	6.65
Institutional Class(b)	40.62	7.88	10.99	11.27
MSCI Emerging Markets Small Cap Index (net)(b)	33.84	8.44	5.41	5.67

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to December 31, 2017.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to December 31, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

80	Annual Report	December 31, 2017

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—74.2%
	China—12.6%
*	3SBio, Inc. (Biotechnology)	1,412,000	$2,772
*	51job, Inc.—ADR (Professional services)	21,677	1,319
	China Medical System Holdings, Ltd. (Pharmaceuticals)	2,128,000	4,963
	China Suntien Green Energy Corporation, Ltd. Class “H” (Oil, gas & consumable fuels)	9,392,000	2,488
	China ZhengTong Auto Services Holdings, Ltd. (Specialty retail)	1,798,500	1,821
	Dali Foods Group Co., Ltd. (Food products)	5,387,500	4,896
	Fuyao Glass Industry Group Co. Ltd. Class “H” (Auto components)	1,562,000	6,588
	Haitian International Holdings, Ltd. (Machinery)	886,000	2,665
	Hua Hong Semiconductor Ltd. (Semiconductors & semiconductor equipment)	381,200	809
	Kingboard Laminates Holdings, Ltd. (Electronic equipment, instruments & components)	987,500	1,539
	Kingsoft Corporation, Ltd. (Software)	912,000	3,035
	Minth Group, Ltd. (Auto components)	1,094,000	6,602
*	Nexteer Automotive Group, Ltd. (Auto components)	1,822,000	4,342
*	Noah Holdings, Ltd.—ADR (Capital markets)	63,369	2,933
	Silergy Corporation (Semiconductors & semiconductor equipment)	123,000	2,811
*	SINA Corporation (Internet software & services)†	11,043	1,108
*	Sogou, Inc.—ADR (Internet software & services)	142,273	1,646
	Travelsky Technology, Ltd. Class “H” (IT services)	1,018,000	3,055
	Xiabuxiabu Catering Management China Holdings Co. Ltd. (Hotels, restaurants & leisure)	1,481,500	2,977
			58,369
	India—29.9%
	Aarti Industries (Chemicals)	123,184	2,193
	Astral Polytechnik, Ltd. (Building products)	247,397	3,256
	Bajaj Finance, Ltd. (Consumer finance)	151,720	4,184
	Balkrishna Industries, Ltd. (Auto components)	124,611	2,330
*	Balkrishna Industries, Ltd. (Auto components)§	124,611	2,330
	Bharat Electronics, Ltd. (Aerospace & defense)	1,472,534	4,202
	Bharat Forge, Ltd. (Auto components)	303,566	3,468
	Britannia Industries, Ltd. (Food products)	44,020	3,252
	Can Fin Homes, Ltd. (Thrifts & mortgage finance)	186,831	1,380

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Century Plyboards India, Ltd. (Paper & forest products)	354,973	$1,880
	Century Textiles & Industries, Ltd. (Construction materials)	115,254	2,593
	City Union Bank, Ltd. (Banks)	900,414	2,538
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	677,612	2,910
	Dalmia Bharat, Ltd. (Construction materials)	71,530	3,587
	Delta Corporation, Ltd. (Hotels, restaurants & leisure)	738,220	3,556
	Dilip Buildcon Ltd. (Construction & engineering)	355,970	5,532
	Edelweiss Financial Services, Ltd. (Capital markets)	1,020,220	4,743
	Endurance Technologies Ltd. (Auto components)	34,408	733
	Finolex Industries, Ltd. (Chemicals)	143,146	1,478
*	Future Retail, Ltd. (Multiline retail)	241,704	1,980
	Graphite India, Ltd. (Electrical equipment)	256,787	2,859
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	657,073	5,158
	Gujarat State Petronet, Ltd. (Gas utilities)	683,072	2,445
	IIFL Holdings Ltd. (Capital markets)	330,349	3,478
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	119,920	2,241
	Indraprastha Gas, Ltd. (Gas utilities)	1,268,920	6,672
	Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	125,768	3,466
	Kansai Nerolac Paints, Ltd. (Chemicals)	234,309	2,149
	KEC International, Ltd. (Construction & engineering)	633,012	3,808
	KEI Industries, Ltd. (Electrical equipment)	453,248	2,672
	L&T Finance Holdings, Ltd. (Diversified financial services)	523,158	1,426
	Minda Industries, Ltd. (Auto components)	82,086	1,653
	Motherson Sumi Systems, Ltd. (Auto components)	891,824	5,302
	Oberoi Realty, Ltd. (Real estate management & development)	267,888	2,010
	Page Industries, Ltd. (Textiles, apparel & luxury goods)	6,362	2,542
	PC Jeweller, Ltd. (Specialty retail)	261,176	1,874
	Petronet LNG, Ltd. (Oil, gas & consumable fuels)	751,051	2,991
	Pidilite Industries, Ltd. (Chemicals)	123,785	1,749
*	Praxis Home Retail, Ltd. (Specialty retail)**§	6,048	2
	Radico Khaitan, Ltd. (Beverages)	441,504	2,030
	RBL Bank Ltd. (Banks)	250,590	2,004
*	Reliance Nippon Life Asset Management Ltd. (Capital markets)	81,276	382
	Shankara Building Products, Ltd. (Specialty retail)	47,056	1,313

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	81

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
*	SKS Microfinance, Ltd. (Consumer finance)	246,230	$3,862
	Sundram Fasteners, Ltd. (Auto components)	145,528	1,331
	Supreme Industries, Ltd. (Chemicals)	62,441	1,276
	The Phoenix Mills, Ltd. (Real estate management & development)	283,632	2,786
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	235,545	3,168
	Vakrangee, Ltd. (IT services)	344,098	2,259
*	Vakrangee, Ltd. (IT services)§	449,179	2,949
	Voltas, Ltd. (Construction & engineering)	305,942	3,140
			139,122
	Indonesia—2.1%
	PT Ace Hardware Indonesia Tbk (Specialty retail)	29,555,900	2,516
	PT Bank Tabungan Negara Persero Tbk (Banks)	27,436,200	7,219
			9,735
	Malaysia—1.4%
	Inari Amertron Bhd (Electronic equipment, instruments & components)	6,230,900	5,235
	Press Metal Aluminium Holdings Bhd (Metals & mining)	967,900	1,289
			6,524
	Philippines—1.5%
*	Bloomberry Resorts Corporation (Hotels, restaurants & leisure)	13,072,900	2,855
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	392,390	1,989
	Security Bank Corporation (Banks)	435,940	2,195
			7,039
	South Korea—6.1%
	E-MART, Inc. (Food & staples retailing)	6,277	1,589
*	Hugel, Inc. (Biotechnology)	1,710	894
	ING Life Insurance Korea, Ltd. (Insurance)	127,488	6,359
	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	64,143	4,943
	Modetour Network, Inc. (Hotels, restaurants & leisure)	108,533	3,092
	NongShim Co., Ltd. (Food products)	5,286	1,748
	Seoul Semiconductor Co., Ltd. (Semiconductors & semiconductor equipment)	156,819	4,080
	Silicon Works Co., Ltd. (Semiconductors & semiconductor equipment)	35,255	1,742
*	SKCKOLONPI, Inc. (Chemicals)	58,789	2,595
*	WONIK IPS Co., Ltd. (Semiconductors & semiconductor equipment)	37,086	1,157
			28,199

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Taiwan—14.3%
Accton Technology Corporation (Communications equipment)	1,464,000	$5,215
Airtac International Group (Machinery)	385,260	6,926
Chailease Holding Co., Ltd. (Diversified financial services)	1,350,000	3,929
Chicony Power Technology Co., Ltd. (Electrical equipment)	691,275	1,440
Chroma ATE, Inc. (Electronic equipment, instruments & components)	729,000	3,969
Global Unichip Corporation (Semiconductors & semiconductor equipment)	359,443	3,080
Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	361,000	4,822
Gourmet Master Co., Ltd. (Hotels, restaurants & leisure)	413,600	6,046
Hiwin Technologies Corporation (Machinery)	536,520	5,805
Land Mark Optoelectronics Corporation (Semiconductors & semiconductor equipment)	135,000	1,742
Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	300,500	5,948
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,323,000	3,912
Sunny Friend Environmental Technology Co., Ltd. (Commercial services & supplies)	235,000	2,014
Taiwan Paiho, Ltd. (Textiles, apparel & luxury goods)	347,000	1,411
TCI Co., Ltd. (Personal products)	199,000	1,919
Voltronic Power Technology Corporation (Electrical equipment)	72,000	1,246
Win Semiconductors Corporation (Semiconductors & semiconductor equipment)	384,000	3,652
Yageo Corporation (Electronic equipment, instruments & components)	290,000	3,440
		66,516
Thailand—5.4%
Beauty Community PCL (Specialty retail)	8,028,300	5,124
Central Plaza Hotel PCL (Hotels, restaurants & leisure)	1,261,300	2,254
Energy Absolute PCL (Oil, gas & consumable fuels)	1,913,500	3,082
Indorama Ventures PCL (Chemicals)	2,476,610	4,047
Minor International PCL (Hotels, restaurants & leisure)	1,803,100	2,421
Muangthai Leasing PCL Class “F” (Consumer finance)	2,444,900	2,907
Tisco Financial Group PCL (Banks)	1,337,300	3,631
Workpoint Entertainment PCL (Media)	593,300	1,534
		25,000

See accompanying Notes to Financial Statements.

82	Annual Report	December 31, 2017

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Vietnam—0.9%
*	Hoa Phat Group JSC (Metals & mining)	2,146,670	$4,429

	Emerging Europe, Mid-East, Africa—13.0%
	Greece—1.0%
	Motor Oil Hellas Corinth Refineries S.A. (Oil, gas & consumable fuels)	39,277	885
	OPAP S.A. (Hotels, restaurants & leisure)	301,837	3,803
			4,688
	Kenya—1.0%
	Safaricom, Ltd. (Wireless telecommunication services)	17,803,500	4,660
	Poland—1.7%
*	Dino Polska S.A. (Food & staples retailing)	174,823	3,958
*	ING Bank Slaski S.A. (Banks)	42,824	2,529
	LPP S.A. (Textiles, apparel & luxury goods)	492	1,259
			7,746
	Romania—0.1%
	Banca Transilvania S.A. (Banks)	1,243,080	681
	Russia—1.2%
	TCS Group Holding plc—GDR (Banks)	284,067	5,355
	South Africa—6.5%
	AVI, Ltd. (Food products)	347,785	3,108
	Capitec Bank Holdings, Ltd. (Banks)	40,136	3,562
	Clicks Group, Ltd. (Food & staples retailing)	265,943	3,893
	Dis-Chem Pharmacies, Ltd. (Food & staples retailing)	1,232,221	3,635
	Mr Price Group, Ltd. (Specialty retail)	124,801	2,470
	PSG Group, Ltd. (Diversified financial services)	439,199	9,584
	The Bidvest Group, Ltd. (Industrial conglomerates)	228,654	4,031
			30,283
	Turkey—0.7%
	Ford Otomotiv Sanayi A.S. (Automobiles)	109,214	1,736
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	184,347	1,606
			3,342
	United Arab Emirates—0.8%
	NMC Health plc (Health care providers & services)	93,360	3,636

	Emerging Latin America—11.7%
	Argentina—4.5%
	Banco Macro S.A.—ADR (Banks)	20,825	2,413
*	Despegar.com Corporation (Internet & direct marketing retail)†	35,003	962
	Grupo Supervielle S.A.—ADR (Banks)	264,359	7,751

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Argentina—(continued)
	IRSA Inversiones y Representaciones S.A.—ADR (Real estate management & development)	20,789	$615
*	Loma Negra Cia Industrial Argentina S.A.—ADR (Construction materials)	130,612	3,009
	Telecom Argentina S.A.—ADR (Diversified telecommunication services)	51,755	1,896
*	Transportadora de Gas del Sur S.A. Class “B” —ADR (Oil, gas & consumable fuels)	184,908	4,111
			20,757
	Brazil—6.2%
	Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	91,700	1,512
*	BK Brasil Operacao e Assessoria a Restaurantes S.A. (Hotels, restaurants & leisure)	586,200	3,093
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	485,800	7,103
	EcoRodovias Infraestrutura e Logistica S.A. (Transportation infrastructure)	1,018,100	3,775
	GAEC Educacao S.A. (Diversified consumer services)	135,000	1,152
	Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	97,800	1,161
	Localiza Rent a Car S.A. (Road & rail)	883,795	5,878
	Multiplan Empreendimentos Imobiliarios S.A. (Real estate management & development)	51,200	1,094
	Ser Educacional S.A. (Diversified consumer services)	174,601	1,648
	Smiles Fidelidade S.A. (Media)	32,457	743
	Tegma Gestao Logistica S.A. (Road & rail)	291,600	1,741
			28,900
	Chile—0.6%
	Sociedad Matriz del Banco de Chile S.A. Class “B” (Banks)	5,558,698	2,800
	Uruguay—0.4%
*	Arcos Dorados Holdings, Inc. Class “A” (Hotels, restaurants & leisure)†	162,150	1,678
	Total Common Stocks—98.9% (cost $363,586)		459,459

	Preferred Stock
	Brazil—0.6%
	Randon Participacoes S.A. (Machinery)	1,215,500	2,627
	Total Preferred Stock—0.6% (cost $2,834)		2,627

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	83

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $6,769, collateralized by U.S. Treasury Note, 2.250%, due 11/15/25	$6,769	$6,769
Total Repurchase Agreement—1.4% (cost $6,769)		6,769
Total Investments—100.9% (cost $373,189)		468,855
Liabilities, plus cash and other assets—(0.9)%		(4,226)
Net assets—100.0%		$464,629

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 1.14% of the Fund’s net assets at December 31, 2017.

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2017.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2017, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	25.6%
Financials	20.6%
Information Technology	15.6%
Industrials	14.1%
Materials	8.4%
Consumer Staples	6.5%
Energy	2.9%
Health Care	2.7%
Real Estate	1.7%
Telecommunication Services	1.4%
Utilities	0.5%
Total	100.0%

At December 31, 2017, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	30.1%
New Taiwan Dollar	15.0%
Hong Kong Dollar	10.5%
U.S. Dollar	7.6%
Brazilian Real	6.8%
South African Rand	6.6%
South Korean Won	6.1%
Thai Baht	5.4%
Indonesian Rupiah	2.1%
Philippine Peso	1.5%
Malaysian Ringgit	1.4%
Polish Zloty	1.4%
Euro	1.3%
Kenyan Shilling	1.0%
All Other Currencies	3.2%
Total	100.0%

See accompanying Notes to Financial Statements.

84	Annual Report	December 31, 2017

Fixed Income Market Review and Outlook

The Bloomberg Barclays U.S. Aggregate Index gained 3.54% during 2017, as short- and intermediate-term rates rose, long-term rates declined, and risk spreads narrowed over the course of the year. All major segments of the investment-grade bond market experienced positive total returns over the course of the year.

The Federal Open Market Committee (FOMC) increased the target range of the federal funds rate three times during 2017, by 0.25% each time. The FOMC has now hiked rates five times since 2015 when the lower bound of the federal funds target rate was near zero. At the end of the year, the federal funds futures market carried an implied probability that the FOMC will raise the target range of the federal funds rate twice during 2018, with the first rate hike occurring on the March 21, 2018 announcement.

The FOMC also began to execute its plan to gradually shrink its balance sheet during the fourth quarter of 2017. The FOMC released a schedule of the maximum amount the balance sheet would be allowed to reduce in a given month. The schedule permitted the FOMC to allow the balance sheet to reduce by $10 billion per month from October 2017 – December 2017 (60% of that amount is the maximum for U.S. Treasury securities and 40% of that amount is the maximum for agency securities (i.e., agency debt plus agency mortgage-backed securities)). This monthly cap will increase to $20 billion per month during January 2018 – March 2018, $30 billion per month during April 2018 – June 2018, $40 billion per month during July 2018 – September 2018, and $50 billion per month after September 2018, with the cap for U.S. Treasury securities and agency securities at 60% and 40%, respectively, of the total cap amount for each time period.

Despite the FOMC’s plans to reduce the balance sheet, curb its purchases of longer-term instruments, and continue hiking the federal funds rate, interest rate volatility has been low and subdued. One important reason volatility has remained low is that the FOMC communicated its plans well, with adequate advance notice, and its plans do not involve selling securities into the market.

Agency mortgage-backed securities (MBS) generated positive total returns during 2017. The best-performing segments of the market were lower-coupon 30-year pools that the FOMC has targeted in “FedTrade” to suppress mortgage rates, such as 30-year 3.0%, 3.5%, and 4.0% pools, as the market took comfort in the fact that the FOMC’s plans for balance sheet reduction continue to involve purchases of agency MBS, at least for the time being, and no selling of securities.

Corporate bonds of all tenors, credit qualities, and sectors generated strong returns during the year. Risk spreads narrowed and approached levels that have not been experienced since prior to the global financial crisis of 2008. The new issue market has been robust and open for companies to access capital in the bond markets.

We believe that the FOMC will continue to raise the federal funds rate at a measured pace over the next 12 months. The U.S. economy is growing, with forecasters predicting a real GDP growth rate of approximately 2.5%–3.0% during 2018. In addition, the U.S. labor market is adding jobs and the unemployment rate is at 4.1%. However, recent indicators of inflation have revealed slower-than-desired inflation. Estimates of wage inflation are between 3.0%–3.5% while estimates of core personal consumption expenditures (PCE) have been at 1.5%–2.0%. Macroeconomic theory predicts that a robust labor market creates wage inflation, which in turn spurs broader inflation. We believe that the FOMC will raise rates so long as inflationary pressures do not deteriorate.

We believe that the FOMC’s plans to reduce the size of the Fed’s balance sheet will be executed with little disruption to the markets. We believe this is attributable, in part, to strong communication efforts, adequate advance notice, and the absence of security sales to reduce the balance sheet. In addition, remarks by FOMC members indicate that the FOMC will err on the side of conservatism, with the permissible reduction being relatively small in scale and subject to a monthly cap. However, we believe the lower-coupon agency MBS that were purchased by the Fed will underperform higher-coupon alternatives when the FOMC ends its campaign of purchasing agency MBS.

U.S. Treasury Inflation-Protected Securities (TIPS) have market-implied breakeven inflation rates that are at levels near the lower bound of the FOMC’s stated target inflation range of 2.0%–2.5%. We believe TIPS are an attractive alternative to fixed-rate U.S. Treasury Securities to mitigate the effects of rising rates driven by accelerating inflationary pressures.

We believe that spread sectors remain attractive relative to U.S. Treasury Securities over the intermediate-to-long term. Corporate risk premiums are at levels slightly below their longer-term averages, but we believe opportunities remain. Risk premiums of higher-coupon segments of the agency MBS market remain attractive. In addition, we believe U.S. Treasury Securities are likely to struggle as the FOMC continues to tighten the federal funds rate.

We believe that higher-coupon segments (coupon rates of 5.0% and above for 30-year) of the agency MBS market offer compelling value. These segments of the agency MBS market offer attractive spreads and a defensive duration profile. The key risk of these securities is that the underlying borrowers are in-the-money to refinance their loan. We believe this risk can be mitigated by focusing on pools comprised of borrowers that do not have the economic incentive to refinance their loans, such as low-loan balance pools.

We believe that opportunities remain in the corporate bond market despite risk spreads being slightly below their longer-term averages. We remain concerned about company-specific risks, including shareholder-friendly activities such as leveraged finance mergers and acquisitions, large share repurchases, and special dividends. Importantly, we do not believe the market will enter a period of excessive leveraged buyout activity.

December 31, 2017	William Blair Funds	85

Bond Fund

The Bond Fund seeks to outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Bond Fund (Class N shares) returned 3.83%, net of fees, for the year ended December 31, 2017. By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index (the “Index”), returned 3.54%.

Multiple factors contributed to the Fund’s outperformance relative to the Index during the year. The Fund’s sector allocation impacted results favorably, as the Fund was underweight to fixed-rate Treasuries and overweight to corporate bonds. The Fund experienced positive selection effects from its holdings of investment-grade corporate bonds. The Fund held positions in investment-grade bonds issued by ConocoPhillips, HSBC, Microsoft, and Citigroup that were additive to its performance. Finally, the Fund’s holdings of high-yield corporate bonds were additive to its performance during the year. The Fund held positions in high-yield bonds issued by YUM! Brands, Triumph Group, and UBS that contributed to results.

There were a couple of factors that detracted from relative performance during the year. The Fund’s positioning in agency mortgage-backed securities (MBS) detracted from results. The Fund emphasized higher-coupon segments of the agency MBS market that the Federal Open Market Committee (FOMC) did not purchase in its large-scale asset purchase programs, and these securities underperformed comparable duration securities in the Index over the course of the year. In addition, the Fund held positions in bonds issued by Verizon and AT&T that underperformed comparable duration Treasuries and hindered results during the year.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 85 for additional information.

86	Annual Report	December 31, 2017

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Class N	3.83%	2.64%	2.31%	4.74%
Class I	4.16	2.86	2.51	4.92
Institutional Class	4.24	2.93	2.62	5.06
Bloomberg Barclays US Aggregate Index	3.54	2.24	2.10	4.01

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays U.S. Aggregate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2017	William Blair Funds	87

Bond Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—53.2%
U.S. Treasury Inflation Indexed Notes/Bonds—5.6%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$22,890	$31,231
U.S. Treasury—0.1%
U.S. Treasury Floating Rate Note, 3M Treasury money market yield + 0.070%, 1.520%, due 4/30/19(a)	500	500
Federal Home Loan Mortgage Corp. (FHLMC)—16.4%
#E96940, 4.500%, due 6/1/18	2	2
#B13747, 5.000%, due 4/1/19	62	64
#G30254, 6.500%, due 5/1/19	1	1
#G11697, 5.500%, due 4/1/20	108	110
#G12113, 5.500%, due 5/1/21	158	163
#J02986, 6.500%, due 7/1/21	9	10
#G30255, 7.000%, due 7/1/21	1	1
#G30243, 6.000%, due 12/1/21	2	2
#G12720, 5.500%, due 6/1/22	22	23
#D95621, 6.500%, due 7/1/22	474	503
#G16026, 4.000%, due 11/1/25	5,516	5,772
#G14150, 4.500%, due 4/1/26	1,380	1,453
#J16051, 4.500%, due 7/1/26	584	614
#G02210, 7.000%, due 12/1/28	58	65
#G02183, 6.500%, due 3/1/30	15	17
#G01728, 7.500%, due 7/1/32	93	111
#C01385, 6.500%, due 8/1/32	74	84
#G01551, 6.000%, due 4/1/33	1,663	1,906
#C01623, 5.500%, due 9/1/33	90	100
#A15039, 5.500%, due 10/1/33	2	2
#A17603, 5.500%, due 1/1/34	2,000	2,264
#G01705, 5.500%, due 6/1/34	3,101	3,514
#G01843, 6.000%, due 6/1/35	17	19
#G02141, 6.000%, due 3/1/36	492	565
#G02883, 6.000%, due 4/1/37	1,549	1,762
#A62179, 6.000%, due 6/1/37	196	225
#G03711, 6.000%, due 6/1/37	646	737
#G04126, 6.000%, due 6/1/37	1,735	1,981
#A63539, 6.000%, due 7/1/37	281	322
#A62858, 6.500%, due 7/1/37	102	118
#G03170, 6.500%, due 8/1/37	199	224
#A66843, 6.500%, due 10/1/37	747	864
#G07837, 6.500%, due 2/1/38	2,387	2,743
#G04053, 5.500%, due 3/1/38	580	640
#A78138, 5.500%, due 6/1/38	293	331
#G04641, 6.000%, due 6/1/38	1,275	1,461
#G04466, 5.500%, due 7/1/38	13,613	15,411
#G04544, 6.000%, due 8/1/38	770	871
#A81799, 6.500%, due 9/1/38	357	396
#G06964, 5.500%, due 11/1/38	2,021	2,289
#G05723, 6.500%, due 11/1/38	1,262	1,459
#G05124, 6.000%, due 12/1/38	1,173	1,346
#A86143, 5.000%, due 5/1/39	38	42
#G07480, 6.000%, due 5/1/39	1,228	1,391
#G60366, 6.000%, due 10/1/39	14,848	16,958
#G05810, 5.000%, due 2/1/40	11,677	12,813
#G05875, 5.500%, due 2/1/40	546	612
#G07300, 6.000%, due 4/1/40	5,115	5,890
#G06017, 5.500%, due 6/1/40	1,052	1,175

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal Home Loan Mortgage Corp. (FHLMC) — (continued)
#C03665, 9.000%, due 4/1/41	$527	$614
#G06583, 5.000%, due 6/1/41	1,575	1,734
Total FHLMC Mortgage Obligations		91,774
Federal National Mortgage Association (FNMA)—31.1%
#689612, 5.000%, due 5/1/18	3	3
#695910, 5.000%, due 5/1/18	8	8
#697593, 5.000%, due 5/1/18	7	7
#704049, 5.500%, due 5/1/18	13	13
#735357, 5.500%, due 5/1/18	15	15
#735003, 5.500%, due 7/1/18	8	8
#770395, 5.000%, due 4/1/19	1	1
#788424, 5.500%, due 9/1/19	4	5
#835563, 7.000%, due 10/1/20	8	8
#900725, 6.000%, due 8/1/21	22	22
#893325, 7.000%, due 9/1/21	6	6
#949589, 5.500%, due 8/1/22	1,692	1,773
#949592, 6.000%, due 8/1/22	2,576	2,729
#AC5410, 4.500%, due 10/1/24	191	202
#AL8529, 6.000%, due 11/1/24	4,086	4,340
#AC9560, 5.000%, due 1/1/25	1,233	1,304
#255956, 5.500%, due 10/1/25	13	14
#AL2853, 4.500%, due 6/1/26	5,906	6,234
#AL9730, 4.500%, due 2/1/27	1,908	2,013
#AL2134, 4.000%, due 7/1/27	277	293
#AL9857, 4.000%, due 2/1/29	12,137	12,721
#252925, 7.500%, due 12/1/29	1	1
#AD0729, 7.500%, due 12/1/30	9,024	10,595
#535977, 6.500%, due 4/1/31	7	7
#253907, 7.000%, due 7/1/31	1	1
#545339, 6.500%, due 11/1/31	38	43
#587849, 6.500%, due 11/1/31	9	9
#618547, 6.500%, due 11/1/31	4,409	4,970
#545437, 7.000%, due 2/1/32	44	51
#545759, 6.500%, due 7/1/32	387	439
#545869, 6.500%, due 7/1/32	1,175	1,334
#670385, 6.500%, due 9/1/32	589	668
#723260, 6.000%, due 11/1/32	524	600
#254548, 5.500%, due 12/1/32	38	42
#677290, 6.000%, due 1/1/33	1,706	1,951
#684601, 6.000%, due 3/1/33	438	500
#703391, 5.000%, due 5/1/33	143	157
#708993, 5.000%, due 6/1/33	25	28
#730131, 5.000%, due 8/1/33	53	58
#741850, 5.500%, due 9/1/33	415	462
#739243, 6.000%, due 9/1/33	588	675
#739331, 6.000%, due 9/1/33	291	334
#555800, 5.500%, due 10/1/33	42	46
#756153, 5.500%, due 11/1/33	465	519
#AL3455, 5.500%, due 11/1/33	5,705	6,459
#763798, 5.500%, due 3/1/34	76	85
#725611, 5.500%, due 6/1/34	95	105
#787816, 6.000%, due 7/1/34	282	324
#745563, 5.500%, due 8/1/34	537	600
#794474, 6.000%, due 10/1/34	41	47
#745092, 6.500%, due 7/1/35	299	340

See accompanying Notes to Financial Statements.

88	Annual Report	December 31, 2017

Bond Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA) — (continued)
#357944, 6.000%, due 9/1/35	$13	$15
#843487, 6.000%, due 10/1/35	88	101
#AD0979, 7.500%, due 10/1/35	69	80
#745349, 6.500%, due 2/1/36	251	291
#888305, 7.000%, due 3/1/36	9	11
#895637, 6.500%, due 5/1/36	68	78
#831540, 6.000%, due 6/1/36	22	25
#745802, 6.000%, due 7/1/36	299	346
#886220, 6.000%, due 7/1/36	250	288
#AL3449, 6.000%, due 7/1/36	1,356	1,568
#893318, 6.500%, due 8/1/36	22	25
#310037, 6.500%, due 10/1/36	162	184
#831926, 6.000%, due 12/1/36	559	636
#902974, 6.000%, due 12/1/36	177	199
#995757, 6.000%, due 2/1/37	2,032	2,338
#AB0265, 6.000%, due 2/1/37	12,262	14,086
#938440, 6.000%, due 7/1/37	77	87
#928561, 6.000%, due 8/1/37	187	214
#948689, 6.000%, due 8/1/37	166	187
#888703, 6.500%, due 8/1/37	3,668	4,300
#888967, 6.000%, due 12/1/37	612	705
#AL5819, 6.000%, due 12/1/37	1,180	1,358
#AL0904, 5.500%, due 1/1/38	46	51
#889371, 6.000%, due 1/1/38	2,755	3,168
#962058, 6.500%, due 3/1/38	1,191	1,378
#934006, 6.500%, due 9/1/38	303	351
#986856, 6.500%, due 9/1/38	133	154
#991911, 7.000%, due 11/1/38	174	193
#AL3775, 5.000%, due 1/1/39	1,624	1,788
#AD0752, 7.000%, due 1/1/39	611	732
#AA7611, 5.000%, due 5/1/39	705	774
#AA8443, 5.000%, due 6/1/39	178	196
#931492, 6.000%, due 7/1/39	156	179
#AA6898, 6.000%, due 7/1/39	453	516
#931801, 5.000%, due 8/1/39	646	707
#AC1619, 5.500%, due 8/1/39	402	449
#AD0315, 6.500%, due 8/1/39	1,950	2,164
#932279, 5.000%, due 12/1/39	73	80
#AC9569, 5.000%, due 2/1/40	1,378	1,517
#AD0761, 5.000%, due 2/1/40	224	247
#AD1594, 5.000%, due 2/1/40	232	256
#932638, 5.000%, due 3/1/40	147	160
#932751, 5.000%, due 4/1/40	3,347	3,687
#AE0082, 5.000%, due 5/1/40	376	411
AB1146, 5.000%, due 6/1/40	80	88
#AD7137, 5.500%, due 7/1/40	4,011	4,544
#BM1689, 5.500%, due 8/1/40	3,466	3,889
#AH0955, 5.000%, due 12/1/40	4,168	4,576
#AH5585, 5.000%, due 2/1/41	152	167
#AL0028, 5.000%, due 2/1/41	1,895	2,073
#AI1201, 5.500%, due 4/1/41	5,296	5,905
#AL5815, 5.500%, due 4/1/41	3,135	3,552
#BM1550, 6.000%, due 4/1/41	4,181	4,794
#AI6071, 5.000%, due 6/1/41	1,477	1,628
#AI4222, 5.000%, due 7/1/41	115	127
#AL0672, 5.000%, due 7/1/41	2,528	2,785
#AL0913, 6.000%, due 7/1/41	1,588	1,789
#AL9226, 5.500%, due 12/1/41	16,141	18,291
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA) — (continued)
#AL9225, 6.000%, due 1/1/42		$7,733	$8,932
#AK2733, 5.000%, due 2/1/42		1,624	1,778
Total FNMA Mortgage Obligations			174,367

Asset-Backed Securities—1.1%
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 1M LIBOR + 1.150%, 2.702%, 1/23/20, VRN	AAA	1,000	1,001
American Express Credit Account Master Trust, 2008-2, Tranche A, 1M LIBOR + 1.260%, 2.737%, 9/15/20, VRN	AAA	1,000	1,002
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa1	1,884	1,878
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 3.977%, 1/15/43, VRN	AAA	2,000	2,075
Total Asset-Backed Securities			5,956

Corporate Obligations—44.6%
Baidu, Inc., 2.750%, due 6/9/19	A	4,000	4,007
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	2,530	2,687
Boston Properties L.P., 5.875%, due 10/15/19	A-	4,000	4,218
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BBB	4,000	4,433
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	4,000	4,316
UBS Group AG, 5 year USD ICE Swap + 5.497% 6.875%, due 3/22/21, VRN	BBB-	2,000	2,149
JBS USA LUX SA / JBS USA Finance, Inc.—144A, 7.250%, due 6/1/21	BB-	3,000	3,064
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	3,375	3,609
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB+	2,943	3,130
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BBB-	2,760	3,041
Ball Corporation, 5.000%, due 3/15/22	BB+	2,500	2,678
Masco Corporation, 5.950%, due 3/15/22	BBB	4,050	4,488
Discover Financial Services, 5.200%, due 4/27/22	BBB+	3,000	3,232
Triumph Group, Inc., 5.250%, due 6/1/22	B-	2,500	2,463
Embraer S.A., 5.150%, due 6/15/22	BBB	3,400	3,646

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	89

Bond Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa1	$4,218	$4,449
Jaguar Land Rover Automotive plc—144A, 5.625%, due 2/1/23	BB+	3,225	3,314
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	3,875	4,035
Itau Unibanco Holding S.A.—144A, 5.125%, due 5/13/23	Ba3	2,500	2,565
Wells Fargo & Co., 4.480%, due 1/16/24	A	5,000	5,378
Lennar Corporation, 4.500%, due 4/30/24	BB+	2,450	2,518
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	4,000	4,295
BRF S.A.—144A, 4.750%, due 5/22/24	BBB-	3,000	3,037
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	BBB+	2,500	2,528
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	2,500	2,586
Synchrony Financial, 4.250%, due 8/15/24	BBB-	5,000	5,191
SBA Communications Corporation, 4.875%, due 9/1/24	B+	3,000	3,090
HSBC Holdings plc, 5 year USD ICE Swap + 3.705%, 6.375%, due 9/17/24, VRN	BBB	5,000	5,337
JPMorgan Chase & Co., 3M USD LIBOR + 3.330%, 6.100%, due 10/1/24, VRN	BBB-	4,265	4,692
BNP Paribas S.A., 4.250%, due 10/15/24	A	4,000	4,229
Owens Corning, 4.200%, due 12/1/24	BBB	5,015	5,262
Cemex S.A.B. de C.V.—144A, 5.700%, due 1/11/25	BB	3,000	3,172
USG Corp.—144A, 5.500%, due 3/1/25	BB+	3,000	3,199
Booz Allen Hamilton, Inc.—144A, 5.125%, due 5/1/25	B+	3,000	3,015
Simon Property Group L.P., 3.300%, due 1/15/26	A	4,500	4,514
Penske Automotive Group, Inc., 5.500%, due 5/15/26	B+	2,000	2,034
Tenneco, Inc., 5.000%, due 7/15/26	BB+	3,000	3,082
Vale Overseas, Ltd., 6.250%, due 8/10/26	BBB+	3,025	3,512
Post Holdings, Inc.—144A, 5.000%, due 8/15/26	B	3,000	2,959
United Rentals North America, Inc., 5.875%, due 9/15/26	BB-	2,500	2,684
Xylem, Inc., 3.250%, due 11/1/26	BBB	1,950	1,943
Glencore Funding LLC—144A, 4.000%, due 3/27/27	BBB	5,000	5,029
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Sirius XM Radio, Inc.—144A, 5.000%, due 8/1/27	BB	$2,500	$2,519
The Kroger Co., 8.000%, due 9/15/29	Baa1	4,098	5,452
Yum! Brands, Inc., 6.875%, due 11/15/37	B+	2,200	2,426
ConocoPhillips, 6.500%, due 2/1/39	A-	4,125	5,791
Petroleos Mexicanos, 6.500%, due 6/2/41	BBB+	2,500	2,577
Express Scripts Holding Co., 6.125%, due 11/15/41	BBB+	4,200	5,168
Citigroup, Inc., 5.875%, due 1/30/42	A	4,000	5,280
Bank of America Corporation, 5.875%, due 2/7/42	A	4,000	5,308
Morgan Stanley, 6.375%, due 7/24/42	A	3,248	4,532
Cox Communications, Inc.—144A, 4.700%, due 12/15/42	BBB+	4,300	4,169
Mexichem S.A.B. de C.V.—144A, 5.875%, due 9/17/44	BBB	3,500	3,640
AbbVie, Inc., 4.700%, due 5/14/45	A-	5,000	5,629
ERP Operating L.P., 4.500%, due 6/1/45	A	4,500	4,946
The Goldman Sachs Group, Inc., 4.750%, due 10/21/45	A	3,500	4,019
Apple, Inc., 4.650%, due 2/23/46	AA+	5,000	5,870
Exxon Mobil Corporation, 4.114%, due 3/1/46	Aaa	2,275	2,553
PepsiCo, Inc., 4.450%, due 4/14/46	A+	4,500	5,126
Verizon Communications, Inc., 4.125%, due 8/15/46	A-	5,000	4,638
BAT Capital Corporation—144A, 4.540%, due 8/15/47	BBB+	4,500	4,758
Brookfield Finance, Inc., 4.700%, due 9/20/47	A-	5,250	5,524
AT&T, Inc., 5.150%, due 2/14/50	A-	5,400	5,489
Microsoft Corporation, 4.750%, due 11/3/55	AAA	4,500	5,586
Total Corporate Obligations			249,810
Total Long-Term Investments—98.9% (cost $541,921)			553,638
Total Investments—98.9% (cost $541,921)			553,638
Cash and other assets, less liabilities—1.1%			6,117
Net assets—100.0%			$559,755

See accompanying Notes to Financial Statements.

90	Annual Report	December 31, 2017

Bond Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

VRN = Variable Rate Note

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swap, aggregating a total of $143.

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Received (Paid)	Value	Unrealized Appreciation (Depreciation)
CDX.IG - 29	Buy	1.000%	3M	December 2022	CME	$25,000	$555	$(601)	$(46)

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	91

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) returned 1.46%, net of fees, for the year ended December 31, 2017. By comparison, the Fund’s benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index (the “Index”), returned 2.14%.

Multiple factors contributed to the Fund’s underperformance relative to the Index during the year. The Fund’s sector positioning detracted from performance. The Fund was underweight corporate bonds, and within the sector underweight to BBB-rated bonds. Corporate bonds of all credit qualities performed well during the year, and BBB-rated bonds outperformed higher-quality segments. The Fund experienced positive selection effects from its corporate bond holdings. Positions in bonds issued by BNP Paribas, J.P. Morgan, Fibria Cellulose, and PeMex contributed to the Fund’s performance during the year. The Fund’s positioning in agency mortgage-backed securities (MBS) detracted from results. The Fund emphasized higher-coupon segments of the agency MBS market that the FOMC did not purchase in its large-scale asset purchase programs, and these securities underperformed comparable duration securities in the Index over the course of the year.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 85 for additional information.

92	Annual Report	December 31, 2017

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	10 Year
Class N	1.46%	1.42%	1.14%	2.98%
Class I	1.68	1.69	1.37	3.20
Bloomberg Barclays Intermediate Government/Credit Bond Index	2.14	1.76	1.50	3.32

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2017	William Blair Funds	93

Income Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—58.0%
U.S. Treasury Inflation Indexed Notes/Bonds—2.7%
U.S. Treasury Inflation Indexed Note, 1.125%, due 1/15/21	$2,407	$2,480
Federal Home Loan Mortgage Corp. (FHLMC)—14.1%
#E97112, 4.000%, due 5/1/18	3	3
#J05444, 6.000%, due 8/1/22	28	29
#E02388, 6.000%, due 9/1/22	55	58
#E02490, 6.000%, due 4/1/23	63	66
#J13022, 4.000%, due 9/1/25	271	281
#G16026, 4.000%, due 11/1/25	3,044	3,185
#J16051, 4.500%, due 7/1/26	669	704
#A17603, 5.500%, due 1/1/34	579	655
#G01705, 5.500%, due 6/1/34	1,091	1,236
#A45790, 7.500%, due 5/1/35	125	139
#G02141, 6.000%, due 3/1/36	246	283
#G04126, 6.000%, due 6/1/37	264	302
#G03201, 6.500%, due 6/1/37	151	172
#A66843, 6.500%, due 10/1/37	239	276
#G04564, 6.000%, due 12/1/37	232	266
#A81799, 6.500%, due 9/1/38	200	222
#G06964, 5.500%, due 11/1/38	1,263	1,431
#G60366, 6.000%, due 10/1/39	1,107	1,265
#G05875, 5.500%, due 2/1/40	109	122
#G07300, 6.000%, due 4/1/40	406	468
#C03665, 9.000%, due 4/1/41	256	298
#G06583, 5.000%, due 6/1/41	1,240	1,365
Total FHLMC Mortgage Obligations		12,826
Federal National Mortgage Association (FNMA)—41.2%
#695910, 5.000%, due 5/1/18	8	9
#740847, 6.000%, due 10/1/18	13	13
#323501, 6.500%, due 1/1/19	4	5
#751313, 5.000%, due 3/1/19	32	33
#458147, 10.000%, due 8/15/20	4	4
#835563, 7.000%, due 10/1/20	88	91
#831430, 5.500%, due 3/1/21	120	123
#888555, 5.500%, due 9/1/21	1,035	1,066
#880991, 5.500%, due 1/1/22	71	74
#735574, 8.000%, due 3/1/22	69	72
#679253, 6.000%, due 10/1/22	262	292
FNR G93-19 SH, -6.419%* 1M LIBOR + 56.169%, 11.234%, due 4/25/23, VRN	11	13
#982885, 5.000%, due 5/1/23	275	287
#933985, 5.500%, due 8/1/23	164	172
#AL8529, 6.000%, due 11/1/24	5,233	5,559
#255956, 5.500%, due 10/1/25	39	43
#AL2853, 4.500%, due 6/1/26	646	682
#AL9730, 4.500%, due 2/1/27	1,030	1,087
#256639, 5.000%, due 2/1/27	8	9
#806458, 8.000%, due 6/1/28	85	94
#AL9857, 4.000%, due 2/1/29	8,593	9,007
#880155, 8.500%, due 7/1/29	195	219
#797846, 7.000%, due 3/1/32	60	62
#745519, 8.500%, due 5/1/32	55	63
#654674, 6.500%, due 9/1/32	57	64
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA) — (continued)
#733897, 6.500%, due 12/1/32		$202	$223
#254693, 5.500%, due 4/1/33		6	7
#711736, 5.500%, due 6/1/33		79	88
#555531, 5.500%, due 6/1/33		61	68
#555591, 5.500%, due 7/1/33		10	11
#AL3455, 5.500%, due 11/1/33		1,676	1,897
#776964, 5.000%, due 4/1/34		293	322
#725424, 5.500%, due 4/1/34		64	71
#888884, 5.500%, due 12/1/35		138	154
#AL3449, 6.000%, due 7/1/36		775	896
#886220, 6.000%, due 7/1/36		178	205
#928574, 6.000%, due 7/1/37		181	203
#888703, 6.500%, due 8/1/37		775	908
#928658, 6.500%, due 9/1/37		24	27
#AL5819, 6.000%, due 12/1/37		394	453
#AL6411, 7.000%, due 12/1/37		819	935
#962058, 6.500%, due 3/1/38		385	446
#991911, 7.000%, due 11/1/38		111	124
#AD0315, 6.500%, due 8/1/39		206	228
#AC3237, 5.000%, due 10/1/39		108	118
#AC9569, 5.000%, due 2/1/40		184	202
#BM1689, 5.500%, due 8/1/40		468	525
#AL0028, 5.000%, due 2/1/41		808	885
#AL5815, 5.500%, due 4/1/41		591	670
#AL9226, 5.500%, due 12/1/41		5,407	6,128
#AL9225, 6.000%, due 1/1/42		2,127	2,456
Total FNMA Mortgage Obligations			37,393

Asset-Backed Securities—3.3%
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 1M LIBOR + 1.150%, 2.702%, 1/23/20, VRN	AAA	500	500
American Express Credit Account Master Trust, 2008-2, Tranche A, 1M LIBOR + 1.260%, 2.737%, 9/15/20, VRN	AAA	1,000	1,002
Capital One Multi-Asset Execution Trust, 2016-A1, Tranche A1, 1M LIBOR + 0.450%, 1.927%, 2/15/22, VRN	AAA	1,000	1,005
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 3.977%, 1/15/43, VRN	AAA	500	519
Total Asset-Backed Securities			3,026

Corporate Obligations—39.0%
Morgan Stanley, 6.625%, due 4/1/18	A	1,000	1,011
Bank of America Corporation, 6.875%, due 11/15/18	A	1,000	1,041
Baidu, Inc., 2.750%, due 6/9/19	A	750	751
JPMorgan Chase & Co., 3M USD LIBOR + 3.320%, 5.000%, due 7/1/19, VRN	BBB-	750	764

See accompanying Notes to Financial Statements

94	Annual Report	December 31, 2017

Income Fund

Portfolio of Investments, December 31 2017 (all dollar amounts in thousands)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
PNC Bank NA, 1.450%, due 7/29/19	A+	$750	$741
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A	750	782
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,000	1,054
Citigroup, Inc., 2.450%, due 1/10/20	A	900	901
Branch Banking & Trust Co., 3M USD LIBOR + 0.450%, 1.809%, due 1/15/20, VRN	A1	1,200	1,205
Petroleos Mexicanos, 6.000%, due 3/5/20	BBB+	500	531
Intel Corporation, 3M USD LIBOR + 0.080%, 1.493%, due 5/11/20, VRN	A+	750	748
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	1,000	1,079
Mitsubishi UFJ Financial Group, Inc., 2.950%, due 3/1/21	A1	1,000	1,010
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	1,000	1,069
Apple, Inc., 1.550%, due 8/4/21	AA+	750	729
Verizon Communications, Inc., 3.500%, due 11/1/21	A-	1,000	1,031
Ryder System, Inc., 3.450%, due 11/15/21	A-	900	924
Lloyds Banking Group plc, 3.000%, due 1/11/22	A+	1,000	1,006
Vale Overseas, Ltd., 4.375%, due 1/11/22	BBB+	500	518
Embraer S.A., 5.150%, due 6/15/22	BBB	500	536
Comcast Corporation, 3.125%, due 7/15/22	A-	1,000	1,025
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	750	786
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa1	750	791
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	500	521
BHP Billiton Finance USA, Ltd., 3.850%, due 9/30/23	A	1,000	1,066
Wells Fargo & Co., 4.480%, due 1/16/24	A	1,000	1,076
The Goldman Sachs Group, Inc., 4.000%, due 3/3/24	A	1,000	1,050
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	550	591
BRF S.A.—144A, 4.750%, due 5/22/24	BBB-	750	759
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	$500	$517
BNP Paribas S.A., 4.250%, due 10/15/24	A	750	793
AbbVie, Inc., 3.600%, due 5/14/25	A-	1,000	1,030
ERP Operating L.P., 3.375%, due 6/1/25	A	1,000	1,021
Intercontinental Exchange, Inc., 3.750%, due 12/1/25	A	1,000	1,051
Simon Property Group L.P., 3.300%, due 1/15/26	A	1,000	1,003
ConocoPhillips Co., 4.950%, due 3/15/26	A-	900	1,023
Brookfield Finance, Inc., 4.250%, due 6/2/26	A-	750	775
Amazon.com, Inc.—144A, 3.150%, due 8/22/27	AA-	1,000	1,004
The Kroger Co., 8.000%, due 9/15/29	Baa1	775	1,031
Crown Castle Towers LLC—144A, 6.113%, due 1/15/40	A2	1,000	1,055
Total Corporate Obligations			35,399
Total Long-Term Investments—100.3% (cost $91,518)			91,124

Repurchase Agreement
Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $775, collateralized by U.S. Treasury Note, 2.000%, due 8/15/25		775	775
Total Repurchase Agreement—0.9% (cost $775)			775
Total Investments—101.2% (cost $92,293)			91,899
Liabilities, plus cash and other assets—(1.2)%			(1,121)
Net assets—100.0%			$90,778

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	95

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Low Duration Fund (Class N shares) returned 0.84%, net of fees, for the year ended December 31, 2017. By comparison, the Fund’s benchmark, the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index, returned 0.57%.

Multiple factors contributed to the Fund’s outperformance relative to the Index during the year. The Fund experienced favorable results from its holdings of floating-rate corporate and asset-backed securities, which benefitted from actual and market-anticipated increases in short-term rates by the Federal Open Market Committee (FOMC). The Fund’s interest rate positioning also contributed to results, as the Fund maintained a defensive duration posture during a period when short-term rates rose. Factors that detracted from the Fund’s performance during the year included the Fund’s positioning in agency mortgage-backed securities (MBS). The Fund emphasized higher-coupon segments of the agency MBS market that the FOMC did not purchase in its large-scale asset purchase programs, and these securities underperformed comparable duration Treasuries during the year.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 85 for additional information.

96	Annual Report	December 31, 2017

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	Since Inception(a)
Class N	0.84%	0.67%	0.52%	1.03%
Class I	0.91	0.87	0.67	1.18
Institutional Class	0.96	0.87	0.76	1.29
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.57	0.49	0.38	0.42

(a)	Since inception is for the period from December 1, 2009 (Commencement of Operations) to December 31, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2017	William Blair Funds	97

Low Duration Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—43.8%
U.S. Treasury—0.1%
U.S. Treasury Floating Rate Note, 3M treasury money market yield + 0.272%, 1.722%, due 1/31/18	$250	$250
Federal Home Loan Mortgage Corp. (FHLMC)—11.3%
#E95760, 4.500%, due 4/1/18	1	1
#E99582, 5.000%, due 9/1/18	2	2
#E99684, 5.000%, due 10/1/18	38	38
#B11362, 5.500%, due 12/1/18	4	4
#B11849, 5.500%, due 1/1/19	14	14
#B13870, 4.500%, due 5/1/19	9	9
#G11604, 5.000%, due 7/1/19	13	13
#G11596, 5.500%, due 8/1/19	13	13
#G11605, 5.500%, due 9/1/19	8	8
#B17294, 5.000%, due 11/1/19	42	43
#G11660, 5.500%, due 2/1/20	289	295
#B19222, 4.500%, due 4/1/20	40	41
#G11697, 5.500%, due 4/1/20	30	31
#J02537, 5.000%, due 9/1/20	20	21
#G11836, 5.500%, due 12/1/20	7	7
#G12113, 5.500%, due 5/1/21	56	58
#G12395, 6.000%, due 10/1/21	391	408
#E02322, 5.500%, due 5/1/22	17	17
#G12725, 6.000%, due 6/1/22	97	103
#G13124, 6.000%, due 12/1/22	220	233
#J06871, 5.500%, due 1/1/23	54	56
#J08450, 5.500%, due 7/1/23	29	30
#J08703, 5.500%, due 9/1/23	43	44
#C00351, 8.000%, due 7/1/24	40	44
#J11208, 5.000%, due 11/1/24	64	68
#J11374, 4.500%, due 12/1/24	615	647
#G00363, 8.000%, due 6/1/25	67	72
#C80329, 8.000%, due 8/1/25	13	14
#J16051, 4.500%, due 7/1/26	1,510	1,589
#G30348, 6.000%, due 7/1/27	832	930
#G04821, 8.500%, due 7/1/31	1,986	2,406
#G07290, 6.000%, due 6/1/34	1,737	1,956
#G07837, 6.500%, due 2/1/38	1,295	1,488
#G04424, 6.000%, due 6/1/38	461	516
#G04641, 6.000%, due 6/1/38	1,495	1,712
#G04778, 6.000%, due 7/1/38	72	82
#A81372, 6.000%, due 8/1/38	239	273
#G04687, 6.000%, due 9/1/38	68	78
#G04745, 6.000%, due 9/1/38	234	268
#A81799, 6.500%, due 9/1/38	188	208
#G06085, 6.500%, due 9/1/38	69	76
#G05723, 6.500%, due 11/1/38	1,147	1,327
#G05124, 6.000%, due 12/1/38	3,754	4,308
#G07480, 6.000%, due 5/1/39	2,503	2,837
#G07300, 6.000%, due 4/1/40	2,710	3,121
#4122, Tranche FP, 1M LIBOR + 0.400%, 1.877%, due 10/15/42, VRN	761	762
Total FHLMC Mortgage Obligations		26,271

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—32.4%
#695838, 5.500%, due 4/1/18	$1	$1
#697593, 5.000%, due 5/1/18	5	5
#705741, 5.000%, due 6/1/18	4	4
#656573, 5.000%, due 6/1/18	5	5
#709848, 5.000%, due 6/1/18	4	4
#728715, 5.000%, due 7/1/18	10	10
#711991, 5.000%, due 8/1/18	6	6
#257378, 5.000%, due 9/1/18	1	1
#743183, 5.000%, due 10/1/18	3	3
#749596, 5.000%, due 11/1/18	18	19
#753866, 6.000%, due 12/1/18	21	21
#761246, 5.000%, due 1/1/19	24	24
#766059, 5.500%, due 2/1/19	22	22
#751313, 5.000%, due 3/1/19	14	14
#766276, 5.000%, due 3/1/19	60	61
#779363, 5.000%, due 6/1/19	6	6
#785259, 5.000%, due 8/1/19	33	33
#761530, 5.500%, due 8/1/19	50	51
#788424, 5.500%, due 9/1/19	18	18
#761489, 5.500%, due 9/1/19	19	19
#725953, 5.000%, due 10/1/19	12	12
#735303, 5.500%, due 10/1/19	716	727
#745877, 5.000%, due 1/1/20	32	33
#357865, 5.000%, due 7/1/20	33	34
#888105, 5.000%, due 8/1/20	1	1
#357978, 5.000%, due 9/1/20	311	320
#844026, 6.000%, due 11/1/20	151	155
#745735, 5.000%, due 3/1/21	367	378
#879607, 5.500%, due 4/1/21	21	22
#831497, 6.000%, due 4/1/21	83	85
#831525, 5.500%, due 6/1/21	29	30
#888555, 5.500%, due 9/1/21	1,714	1,765
#880993, 6.000%, due 1/1/22	5	5
#888982, 6.000%, due 12/1/22	101	107
#972934, 5.500%, due 2/1/23	121	126
#889670, 5.500%, due 6/1/23	30	32
#AE0011, 5.500%, due 9/1/23	35	36
#747339, 5.500%, due 10/1/23	139	152
#995395, 6.000%, due 12/1/23	91	96
#190988, 9.000%, due 6/1/24	22	23
#AL8529, 6.000%, due 11/1/24	19,028	20,212
#AL3422, 5.000%, due 1/1/25	443	469
#AL2853, 4.500%, due 6/1/26	2,303	2,431
#AL9730, 4.500%, due 2/1/27	5,419	5,716
#AL9857, 4.000%, due 2/1/29	4,551	4,770
#555933, 7.000%, due 6/1/32	523	587
#759336, 6.000%, due 1/1/34	1,169	1,343
#AL3401, 5.500%, due 2/1/34	1,365	1,545
#AL3449, 6.000%, due 7/1/36	1,240	1,434
#886762, 7.000%, due 9/1/36	265	302
#928574, 6.000%, due 7/1/37	93	104
#888703, 6.500%, due 8/1/37	2,894	3,393
#948637, 6.500%, due 8/1/37	301	334
#AL5819, 6.000%, due 12/1/37	1,711	1,969

See accompanying Notes to Financial Statements.

98	Annual Report	December 31, 2017

Low Duration Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA) — (continued)
#AL6411, 7.000%, due 12/1/37		$3,582	$4,091
#965534, 6.000%, due 1/1/38		34	39
#889371, 6.000%, due 1/1/38		630	724
#975649, 6.000%, due 7/1/38		102	115
#995712, 6.000%, due 8/1/38		1,548	1,788
#AD0100, 7.000%, due 12/1/38		762	894
#AD0315, 6.500%, due 8/1/39		447	496
#AE0934, 6.500%, due 10/1/39		2,433	2,827
#AL5815, 5.500%, due 4/1/41		2,957	3,351
#AL9226, 5.500%, due 12/1/41		6,053	6,859
#AL9225, 6.000%, due 1/1/42		4,640	5,359
Total FNMA Mortgage Obligations			75,618

Asset-Backed Securities—19.6%
Nissan Auto Lease Trust, 2016-A, Tranche A2B, 1M USD LIBOR + 0.380%, 1.857%, 8/15/18, VRN	Aaa	13	13
Nissan Auto Lease Trust, 2016-B, Tranche A2B, 1M USD LIBOR + 0.280%, 1.757%, 12/17/18, VRN	Aaa	928	929
Nissan Auto Receivables 2016-A Owner Trust, 2016-A, Tranche A2B, 1M USD LIBOR + 0.350%, 1.827%, 2/15/19, VRN	Aaa	277	277
Nissan Auto Receivables Owner Trust, 2016-B, Tranche A2B, 1M USD LIBOR + 0.300%, 1.777%, 4/15/19, VRN	Aaa	600	600
Toyota Auto Receivables 2016-D Owner Trust, 2016-D, Tranche A2B, 1M USD LIBOR + 0.130%, 1.607%, 5/15/19, VRN	AAA	902	903
American Express Issuance Trust II, 2013-2, Tranche A, 1M LIBOR + 0.430%, 1.907%, 8/15/19, VRN	AAA	2,233	2,239
Nissan Master Owner Trust Receivables, 2015-A, Tranche A1, 1M LIBOR + 0.400%, 1.877%, 1/15/20, VRN	Aaa	1,915	1,915
GM Financial Automobile Leasing Trust, 2017-3, Tranche A2B, 1M LIBOR + 0.240%, 1.741%, 1/21/20, VRN	Aaa	500	500
Mercedes-Benz Master Owner Trust —144A, 2015-BA, Tranche A, 1M LIBOR + 0.380%, 1.857%, 4/15/20, VRN	Aaa	1,500	1,501
Ford Credit Auto Owner Trust, 2017-B, Tranche A2B, 1M USD LIBOR + 0.070%, 1.547%, 5/15/20, VRN	AAA	1,200	1,200
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—(continued)
BMW Floorplan Master Owner Trust—144A, 2015-1A, Tranche A, 1M LIBOR + 0.500%, 1.977%, 7/15/20, VRN	AAA	$3,675	$3,683
American Express Credit Account Master Trust, 2008-2, Tranche A, 1M LIBOR + 1.260%, 2.737%, 9/15/20, VRN	AAA	2,000	2,003
Discover Card Execution Note Trust, 2013-A6, Tranche A6, 1M LIBOR + 0.450%, 1.927%, 4/15/21, VRN	AAA	2,000	2,007
Chase Issuance Trust, 2016-A1, Tranche A, 1M LIBOR + 0.410%, 1.887%, 5/17/21, VRN	AAA	2,024	2,033
Bank of America Credit Card Trust, 2014-A1, Tranche A, 1M LIBOR + 0.380%, 1.857%, 6/15/21, VRN	AAA	4,000	4,012
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 1M LIBOR + 0.260%, 1.737%, 8/16/21, VRN	AAA	3,000	3,003
Capital One Multi-Asset Execution Trust, 2014-A3, Tranche A3, 1M LIBOR + 0.380%, 1.857%, 1/18/22, VRN	AAA	1,110	1,114
Chase Issuance Trust, 2017-A1, Tranche A, 1M LIBOR + 0.300%, 1.777%, 1/18/22, VRN	AAA	3,200	3,215
Capital One Multi-Asset Execution Trust, 2016-A1, Tranche A1, 1M LIBOR + 0.450%, 1.927%, 2/15/22, VRN	AAA	3,000	3,015
Verizon Owner Trust—144A, 2017-3A, Tranche A1B, 1M LIBOR + 0.270%, 1.771%, 4/20/22, VRN	AAA	3,500	3,510
Mercedes-Benz Master Owner Trust —144A, 2017-BA, Tranche A, 1M LIBOR + 0.420%, 1.897%, 5/16/22, VRN	Aaa	2,280	2,290
GMF Floorplan Owner Revolving Trust—144A, 2017-2, Tranche A2, 1M LIBOR + 0.430%, 1.907%, 7/15/22, VRN	Aaa	2,500	2,510
SLM Student Loan Trust, 2008-4, Tranche A4,3M USD LIBOR + 1.650%, 3.017%, 7/25/22, VRN	A	810	831
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 3.977%, 1/15/43, VRN	AAA	2,250	2,335
Total Asset-Backed Securities			45,638

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	99

Low Duration Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—37.4%
Exxon Mobil Corporation, 3M USD LIBOR + 0.600%, 2.068%, due 2/28/18, VRN	Aaa	$1,000	$1,001
The Bank of Tokyo-Mitsubishi UFJ, Ltd.—144A, 3M USD LIBOR + 0.550%, 2.045%, due 3/5/18, VRN	A1	1,400	1,400
Bank of Montreal, 3M USD LIBOR + 0.600%, 1.950%, due 4/9/18, VRN	AA-	2,580	2,583
NBCUniversal Enterprise, Inc.—144A, 3M USD LIBOR + 0.685%, 2.044%, due 4/15/18, VRN	A-	3,075	3,080
Morgan Stanley, 3M USD LIBOR + 1.280%, 2.647%, due 4/25/18, VRN	A	2,000	2,007
The Goldman Sachs Group, Inc., 3M USD LIBOR + 1.200%, 2.578%, due 4/30/18, VRN	A	3,084	3,093
Merck & Co., Inc., 3M USD LIBOR + 0.360%, 1.796%, due 5/18/18, VRN	AA	2,500	2,502
KeyBank NA, 3M USD LIBOR + 0.520%, 2.001%, due 6/1/18, VRN	A-	2,000	2,003
Pfizer, Inc., 3M USD LIBOR + 0.300%, 1.889%, due 6/15/18, VRN	AA	1,000	1,001
Sumitomo Mitsui Banking Corporation, 3M USD LIBOR + 0.670%, 2.027%, due 10/19/18, VRN	A1	1,000	1,004
PNC Bank NA, 3M USD LIBOR + 0.400%, 1.915%, due 12/7/18, VRN	A+	3,000	3,006
Morgan Stanley, 3M USD LIBOR + 1.375%, 2.752%, due 2/1/19, VRN	A	2,185	2,210
USAA Capital Corporation—144A, 3M USD LIBOR + 0.230%, 1.607%, due 2/1/19, VRN	Aa1	1,500	1,501
Toyota Motor Credit Corporation, 3M USD LIBOR + 0.820%, 2.256%, due 2/19/19, VRN	AA-	1,000	1,008
American Honda Finance Corporation, 3M USD LIBOR + 0.825%, 2.271%, due 2/22/19, VRN	A+	1,616	1,629
Apple, Inc., 3M USD LIBOR + 0.820%, 2.274%, due 2/22/19, VRN	AA+	2,743	2,768
PepsiCo, Inc., 3M USD LIBOR + 0.590%, 2.036%, due 2/22/19, VRN	A+	1,000	1,006
Johnson & Johnson, 3M USD LIBOR + 0.270%, 1.751%, due 3/1/19, VRN	AAA	1,785	1,790
Bank of America Corporation, 3M USD LIBOR + 0.870%, 2.565%, due 4/1/19, VRN	A	2,000	2,016
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Westpac Banking Corporation, 3M USD LIBOR + 0.710%, 2.123%, due 5/13/19, VRN	AA-	$1,000	$1,008
QUALCOMM, Inc., 3M USD LIBOR + 0.360%, 1.796%, due 5/20/19, VRN	A1	1,000	1,002
Wells Fargo Bank NA, 3M USD LIBOR + 0.600%, 2.062%, due 5/24/19, VRN	Aa2	1,500	1,511
Bank of Montreal, 3M USD LIBOR + 0.650%, 2.004%, due 7/18/19, VRN	AA-	1,000	1,007
American Express Credit Corporation, 3M USD LIBOR + 0.490%, 1.906%, due 8/15/19, VRN	A2	1,000	1,004
Shell International Finance BV, 3M USD LIBOR + 0.350%, 1.899%, due 9/12/19, VRN	Aa2	1,000	1,004
Sumitomo Mitsui Trust Bank Ltd.— 144A, 3M USD LIBOR + 0.440%, 2.053%, due 9/19/19, VRN	A1	750	750
Gilead Sciences, Inc., 3M USD LIBOR + 0.250%, 1.876%, due 9/20/19, VRN	A	1,000	1,002
Mondelez International Holdings Netherlands BV—144A, 3M USD LIBOR + 0.610%, 1.988%, due 10/28/19, VRN	A3	3,000	3,012
Daimler Finance North America LLC—144A, 3M USD LIBOR + 0.620%, 1.998%, due 10/30/19, VRN	A	1,600	1,608
United Technologies Corporation, 3M USD LIBOR + 0.350%, 1.727%, due 11/1/19, VRN	A-	1,175	1,178
Citigroup, Inc., 3M USD LIBOR + 0.790%, 2.140%, due 1/10/20, VRN	A	3,000	3,019
Branch Banking & Trust Co. 3M USD LIBOR + 0.450%, 1.809%, due 1/15/20, VRN	A1	2,000	2,009
Intel Corporation, 3M USD LIBOR + 0.080%, 1.493%, due 5/11/20, VRN	A+	2,500	2,495
Capital One Financial Corporation, 3M USD LIBOR + 0.760%, 2.173%, due 5/12/20, VRN	A-	3,000	3,015
National Australia Bank Ltd.—144A, 3M USD LIBOR + 0.510%, 1.956%, due 5/22/20, VRN	AA-	2,000	2,009
John Deere Capital Corporation, 3M USD LIBOR + 0.290%, 1.948%, due 6/22/20, VRN	A	1,000	1,001
Nissan Motor Acceptance Corp.— 144A, 3M USD LIBOR + 0.390%, 1.749%, due 7/13/20, VRN	A	1,250	1,254

See accompanying Notes to Financial Statements.

100	Annual Report	December 31, 2017

Low Duration Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Caterpillar Financial Services Corporation, 3M USD LIBOR + 0.290%, 1.777%, due 9/4/20, VRN	A	$3,000	$3,004
IBM Credit LLC, 3M USD LIBOR + 0.260%, 1.623%, due 1/20/21, VRN	A+	2,000	2,006
JPMorgan Chase & Co., 3M USD LIBOR + 1.480%, 2.961%, due 3/1/21, VRN	A+	3,000	3,095
Wells Fargo & Co., 3M USD LIBOR + 1.340%, 2.827%, due 3/4/21, VRN	A+	3,000	3,084
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 3.763%, due 3/8/21, VRN	AA-	3,000	3,161
Bank of America Corporation, 3M USD LIBOR + 1.420%, 2.777%, due 4/19/21, VRN	A	1,000	1,033
The Goldman Sachs Group, Inc., 3M USD LIBOR + 1.360%, 2.727%, due 4/23/21, VRN	A	1,000	1,025
Westpac Banking Corporation, 3M USD LIBOR + 1.000%, 2.413%, due 5/13/21, VRN	AA-	2,000	2,035
Barclays plc, 3M USD LIBOR + 2.110%, 3.520%, due 8/10/21, VRN	A	3,000	3,141
Total Corporate Obligations			87,080
Total Long-Term Investments—100.8% (cost $236,569)			234,857

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $274, collateralized by U.S. Treasury Inflation Index Bond, 0.625%, due 1/15/26	$274	$274
Total Repurchase Agreement—0.1% (cost $274)		274
Total Investments—100.9% (cost $236,843)		235,131

Securities Sold, Not Yet Purchased

U.S. Government Agency
Federal National Mortgage Association (FNMA)—(6.4)%
TBA, 2.500%, due 1/1/33	(15,000)	(14,978)
Total Securities Sold, Not Yet Purchased—(6.4)% (proceeds $14,960)		(14,978)
Cash and other assets, less liabilities—5.5%		12,924
Net assets—100.0%		$233,077

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced - TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2017. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	101

Macro Allocation Fund

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Thomas Clarke Brian D. Singer

The William Blair Macro Allocation Fund (Class N shares) posted a 5.06% increase, net of fees, for the twelve months ended December 31, 2017. By comparison, the Fund’s benchmark index, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”) increased 0.86%.

The Fund had positive performance from its market strategy (i.e., equity and fixed income) and positive performance from its currency strategy. Detractors from the Fund’s market-oriented exposures included sector positioning within U.S. equities and short exposure to Japanese equities. Long exposure to emerging market equities contributed to the Fund’s gains, specifically from allocations in China, India, and Vietnam equities. The Fund also benefitted from long exposure to European equities. Within currency, long exposures to emerging market currencies were beneficial to the Fund’s performance, with strong performance coming from exposures to the Indian rupee, Chinese yuan, and Polish zloty. This was partially offset by a negative contribution from short exposure to the euro and Czech krona.

Although there remain geopolitical risks on the horizon, we feel that the forward-looking risk environment is relatively benign. Accordingly, we increased the portfolio’s risk level from where it was at the beginning of 2017, though the current risk level remains below the strategy’s long-term expected average. We continue to look for opportunities to appropriately increase risk in the portfolio, especially in places where shorter-term macro-thematic and geopolitical risks, such as populist uprisings or elections, have receded.

The Fund’s market strategy is moderately long of equities, with exposures to Europe, U.K., and emerging markets while maintaining short positions in Canadian and Japanese equity markets. The market strategy is also slightly short of fixed income securities, largely in European government bonds. Within currencies, the Fund’s strategy remains long of emerging market currencies and short of developed market currencies, which is in line with fundamental valuation opportunities. Among the Fund’s largest long currency exposures are the Philippine peso, Chinese yuan, and Indian rupee, and the largest short exposures are in the Thai baht, New Zealand dollar, and U.S. dollar.

102	Annual Report	December 31, 2017

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2017
	1 Year	3 Year	5 Year	Since Inception
Class N(a)	5.06%	0.16%	3.13%	5.26%
Class I(a)	5.50	0.47	3.41	5.54
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(a)	0.86	0.41	0.27	0.24
Institutional Class(b)	5.51	0.56	—	1.55
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(b)	0.86	0.41	—	0.31

(a)	Since inception is for the period from November 29, 2011 (Commencement of Operations) to December 31, 2017.
(b)	Since inception is for the period from October 21, 2013 (Commencement of Operations) to December 31, 2017.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution fee (12b-1 fee). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on December 31, 2017. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of December 31, 2017.

Category	% of net assets
Equity Exchange-Traded Funds	65.8%
Fixed Income Exchange-Traded Funds	4.3
Common Stocks	1.7
Foreign Government Bond	2.3
Repurchase Agreement	10.0
U.S. Government	15.2
Purchased Options	0.1
Cash and Other Assets, Less Liabilities	0.6
Net Assets	100.0%

December 31, 2017	William Blair Funds	103

Macro Allocation Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Exchange-Traded Funds—70.1%
	Equity Exchange-Traded Funds—65.8%
	Dragon Capital - Vietnam Enterprise Investments, Ltd. Class “C”	2,275,100	$13,562
	Energy Select Sector SPDR Fund	418,600	30,248
	Financial Select Sector SPDR Fund	940,400	26,247
	Global X MSCI Argentina ETF	139,800	4,936
	Global X MSCI Greece ETF	1,983,400	20,389
	iShares Global Energy ETF	376,000	13,367
	iShares MSCI Brazil ETF	1,027,300	41,554
	iShares MSCI Frontier 100 ETF	449,845	14,899
	iShares MSCI India ETF	1,140,200	41,127
	iShares MSCI Japan ETF	338,700	20,298
	iShares MSCI Malaysia ETF	389,000	12,825
	iShares Russell 1000 Growth ETF	309,100	41,630
	iShares Russell 1000 Value ETF	1,288,700	160,237
	SPDR S&P 500 ETF Trust	1,375,500	367,066
	Utilities Select Sector SPDR Fund	466,300	24,565
	VanEck Vectors Russia ETF	1,334,700	28,309
	Total Equity Exchange-Traded Funds		861,259
	Fixed Income Exchange-Traded Funds—4.3%
	iShares iBoxx $ Investment Grade Corporate Bond ETF	324,800	39,483
	SPDR Bloomberg Barclays High Yield Bond ETF	431,600	15,848
	Total Fixed Income Exchange-Traded Funds		55,331
	Total Exchange-Traded Funds—70.1% (cost $797,656)		916,590

	Common Stocks—1.7%

	Emerging Latin America—1.6%
	Argentina—1.5%
*	Adecoagro S.A. (Food products)†	77,468	801
	Banco Macro S.A.—ADR (Banks)	12,235	1,418
	BBVA Banco Frances S.A.—ADR (Banks)	23,846	601
*	Cablevision Holding S.A.—GDR (Media)†	132,471	3,314
	Cresud SACIF y A—ADR (Real estate management & development)	23,299	515
*	Empresa Distribuidora Y Comercializadora Norte—ADR (Electric utilities)	15,414	766
	Grupo Clarin S.A. Class B,—GDR (Media)†	37,176	225
	Grupo Financiero Galicia S.A.—ADR (Banks)	54,612	3,596
	Grupo Supervielle S.A.—ADR (Banks)	33,745	989
	IRSA Inversiones y Representaciones S.A. —ADR (Real estate management & development)	14,276	423
	MercadoLibre, Inc. (Internet software & services)†	4,255	1,339
*	Pampa Energia S.A.—ADR (Electric utilities)	38,790	2,610
	Telecom Argentina S.A.—ADR (Diversified telecommunication services)	31,652	1,159
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Argentina—(continued)
	YPF S.A.—ADR (Oil, gas & consumable fuels)	130,630	$2,993
			20,749
	Uruguay—0.1%
*	Arcos Dorados Holdings, Inc. Class “A” (Hotels, restaurants & leisure)†	123,431	1,277

	Europe—0.1%
	Luxembourg—0.1%
*	Globant S.A. (Software)†	15,327	712
	Total Common Stocks—1.7% (cost $21,373)		22,738

	Foreign Government Bond—2.3%
	Malaysia
	Malaysia Government Bond, 3.580%, due 9/28/18	MYR 121,441	30,181
	Total Foreign Government Bond—2.3% (cost $27,519)		30,181

	Repurchase Agreement—10.0%
	Fixed Income Clearing Corporation, 0.200% dated 12/29/17, due 1/2/18, repurchase price $131,092, collateralized by U.S. Treasury Inflation Index Bond, 0.625%, due 1/15/26, and U.S. Treasury Notes, 2.000%-2.250%, due 8/15/25-11/15/25	$131,089	131,089
	Total Repurchase Agreement—10.0% (cost $131,089)		131,089

	U.S. Government—15.2%
	U.S. Treasury Bill, 1.161%, due 6/21/18	31,900	31,675
	U.S. Treasury Bill, 1.199%, due 7/19/18(a)	50,900	50,472
	U.S. Treasury Bill, 1.247%, due 8/16/18(a)	38,500	38,119
	U.S. Treasury Bill, 1.261%, due 9/13/18(a)	20,000	19,769
	U.S. Treasury Bill, 1.395%, due 10/11/18(a)	29,500	29,117
	U.S. Treasury Bill, 1.648%, due 11/8/18	15,000	14,783
	U.S. Treasury Bill, 1.671%, due 12/6/18(b)	15,000	14,762
	Total U.S. Government—15.2% (cost $199,066)		198,697
	Total Purchased Options—0.1% (cost $2,552)		1,576
	Total Investments in Securities—99.4% (cost $1,179,255)		1,300,871

See accompanying Notes to Financial Statements.

104	Annual Report	December 31, 2017

Macro Allocation Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Issuer	Value

Total Written Options—0.0% (premiums received $942)	$(456)
Cash and other assets, less liabilities—0.6%	8,225
Net assets—100.0%	$1,308,640

* = Non-income producing security

† = U.S. listed foreign security

ADR = American Depository Receipt

GDR = Global Depository Receipt

(a) Security, or portion of security, is segregated as collateral for centrally cleared swaps and to cover initial margin requirements on open futures contracts aggregating a total value of $67,100.

(b) Security, or portion of security, is pledged as collateral for OTC swap contracts and OTC options aggregating a total value of $1,190.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Fund had the following transactions during the year ended December 31 2017 with companies deemed affiliated during the year ended December 31, 2017. These securities were no longer deemed affiliated at December 31, 2017.

	Share Activity					Year Ended December 31, 2017
Security Name	Balance 12/31/2016	Purchases	Sales	Balance 12/31/2017	Value 12/31/2017	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
Global X MSCI Greece ETF	2,126,000	614,000	756,600	1,983,400	$20,389	$434	$(183)	$4,942
WisdomTree Emerging Markets Local Debt Fund ETF	326,500	—	326,500	—	—	402	(736)	1,573
					$20,389	$836	$(919)	$6,515

Purchased Options Contracts

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
	Credit Suisse
STXE Small 200	International	282	03/16/18	187,396	EUR	55,790	$653	$875	$(222)
iShares iBoxx High Yield Bond	Citibank N.A.	85	03/16/18	14,841		$129,503	923	1,677	(754)
Total Purchased Options Contracts							$1,576	$2,552	$(976)

Written Options Contracts

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
iShares iBoxx $ Investment Grade	Citibank N.A.	120	03/16/18	(10,768)		$(130,896)	$(456)	$(942)	$486

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	105

Macro Allocation Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	USD (Base) Purchased or Sold	Value	Net Unrealized Appreciation (Depreciation)
Purchased
3/21/18	Argentinean Peso	Citibank N.A. London	68,576	$3,651	$3,526	$(125)
3/21/18	British Pound Sterling	Citibank N.A. London	51,321	68,889	69,480	591
3/21/18	Canadian Dollar	Citibank N.A. London	6,529	5,132	5,200	68
3/21/18	Chinese Yuan Renminbi	Citibank N.A. London	747,629	112,091	114,142	2,051
3/21/18	Colombian Peso	Citibank N.A. London	264,329,861	87,075	87,960	885
3/21/18	Czech Koruna	Citibank N.A. London	118,174	5,516	5,572	56
3/21/18	Euro	Citibank N.A. London	1,929	2,303	2,327	24
3/21/18	Hong Kong Dollar	Citibank N.A. London	83,640	10,715	10,723	8
3/21/18	Indian Rupee	Citibank N.A. London	3,191,109	48,981	49,609	628
3/21/18	Indonesian Rupiah	Citibank N.A. London	4,503,239	330	332	2
3/22/18	Japanese Yen	Citibank N.A. London	9,676,103	86,571	86,244	(327)
3/21/18	Mexican Peso	Citibank N.A. London	1,377,220	70,894	69,029	(1,865)
3/21/18	New Turkish Lira	Citibank N.A. London	221,342	56,079	57,010	931
3/21/18	New Zealand Dollar	Citibank N.A. London	16,178	11,336	11,454	118
3/21/18	Philippine Peso	Citibank N.A. London	6,844,403	134,984	136,607	1,623
3/21/18	Polish Zloty	Citibank N.A. London	152,598	42,670	43,852	1,182
3/21/18	Singapore Dollar	Citibank N.A. London	116,927	86,680	87,536	856
3/22/18	South African Rand	Citibank N.A. London	636,699	46,547	50,838	4,291
3/21/18	South Korean Won	Citibank N.A. London	8,235,299	7,638	7,723	85
3/21/18	Swiss Franc	Citibank N.A. London	8,201	8,369	8,465	96
3/21/18	Taiwan Dollar	Citibank N.A. London	201,508	6,800	6,855	55
3/21/18	Thai Baht	Citibank N.A. London	271,753	8,349	8,354	5
						$11,238
Sold
3/21/18	Argentinean Peso	Citibank N.A. London	581,668	$31,570	$29,909	$1,661
3/21/18	Australian Dollar	Citibank N.A. London	37,576	28,590	29,314	(724)
3/21/18	Brazilian Real	Citibank N.A. London	58,822	17,634	17,576	58
3/21/18	British Pound Sterling	Citibank N.A. London	5,661	7,606	7,664	(58)
3/21/18	Canadian Dollar	Citibank N.A. London	54,643	42,550	43,517	(967)
3/21/18	Chinese Yuan Renminbi	Citibank N.A. London	40,800	6,167	6,230	(63)
3/21/18	Colombian Peso	Citibank N.A. London	21,541,516	7,202	7,168	34
3/21/18	Czech Koruna	Citibank N.A. London	1,381,272	63,889	65,130	(1,241)
3/21/18	Euro	Citibank N.A. London	97,240	115,091	117,249	(2,158)
3/21/18	Hong Kong Dollar	Citibank N.A. London	615,618	78,971	78,922	49
3/21/18	Hungarian Forint	Citibank N.A. London	7,530,878	28,440	29,198	(758)
3/21/18	Indonesian Rupiah	Citibank N.A. London	588,821,674	42,929	43,279	(350)
3/22/18	Japanese Yen	Citibank N.A. London	2,637,454	23,448	23,508	(60)
3/21/18	New Turkish Lira	Citibank N.A. London	1,698	431	437	(6)
3/21/18	New Zealand Dollar	Citibank N.A. London	207,245	144,804	146,726	(1,922)
3/21/18	Philippine Peso	Citibank N.A. London	481,163	9,542	9,603	(61)
3/21/18	Polish Zloty	Citibank N.A. London	10,426	2,950	2,996	(46)
3/21/18	Russian Ruble	Citibank N.A. London	1,075,766	18,029	18,452	(423)
3/21/18	Singapore Dollar	Citibank N.A. London	6,955	5,182	5,207	(25)
3/22/18	South African Rand	Citibank N.A. London	98,544	7,623	7,867	(244)
3/21/18	South Korean Won	Citibank N.A. London	71,179,189	65,386	66,755	(1,369)
3/21/18	Swiss Franc	Citibank N.A. London	112,509	114,548	116,143	(1,595)
3/21/18	Taiwan Dollar	Citibank N.A. London	2,566,484	86,003	87,315	(1,312)
3/21/18	Thai Baht	Citibank N.A. London	4,193,034	129,206	128,899	307
						$(11,273)

See accompanying Notes to Financial Statements.

106	Annual Report	December 31, 2017

Macro Allocation Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Futures Contracts

Number of Contracts	Description	Expiration Date	Local Currency	Notional Amount (Local, in Thousands)	Notional Amount (USD)	Value (USD)	Net Unrealized Appreciation (Depreciation)
Long
643	CAC 40 Index	January 2018	Euro	34,147	$41,678	$40,971	$(707)
1,068	IBEX 35 Index	January 2018	Euro	107,022	131,327	128,410	(2,917)
321	OMXS 30 Index	January 2018	Swedish Krona	50,533	6,357	6,160	(197)
52	HSCEI Future	January 2018	Hong Kong Dollar	30,498	3,874	3,904	30
1,919	MSCI Singapore
	ETS Index	January 2018	Singapore Dollar	74,476	55,465	55,685	220
9	EURO-BTP	March 2018	Euro	1,225	1,479	1,470	(9)
269	KOSPI 200 Index	March 2018	South Korean Won	21,933,588	20,218	20,488	270
3,569	EURO STOXX 600
	Banks Index	March 2018	Euro	32,549	39,586	39,054	(532)
712	FTSE 100 Index	March 2018	British Pound Sterling	54,383	70,223	73,425	3,202
399	FTSE MIB Index	March 2018	Euro	43,405	54,118	52,080	(2,038)
							$(2,678)
Short
156	Amsterdam Index	January 2018	Euro	16,988	$20,677	$20,383	$294
78	HANG SENG Index	January 2018	Hong Kong Dollar	116,797	14,832	14,949	(117)
182	MSCI Taiwan Index	January 2018	U.S. Dollar	7,153	7,041	7,153	(112)
399	NIKKEI 225 Index	March 2018	Japanese Yen	4,539,623	40,100	40,290	(190)
156	TOPIX Index	March 2018	Japanese Yen	2,834,520	24,628	25,157	(529)
1,345	FTSE/JSE Top 40 Index	March 2018	South African Rand	715,190	56,481	57,805	(1,324)
321	S&P TSX 60 Index	March 2018	Canadian Dollar	61,465	48,712	48,898	(186)
26	DAX Index	March 2018	Euro	8,392	10,289	10,069	220
747	EURO STOXX 50
	Index	March 2018	Euro	26,093	32,147	31,307	840
2,049	MEX BOLSA Index	March 2018	Mexican Peso	1,025,791	49,608	52,170	(2,562)
3,958	S&P 500 E
	Mini Index	March 2018	U.S. Dollar	529,580	522,762	529,580	(6,818)
625	XAK Technology	March 2018	U.S. Dollar	40,231	39,437	40,231	(794)
234	XAV Health Care	March 2018	U.S. Dollar	19,457	19,235	19,457	(222)
469	XAY Cons Discret	March 2018	U.S. Dollar	46,834	45,600	46,834	(1,234)
156	10YR Can Bond	March 2018	Canadian Dollar	21,026	16,967	16,727	240
87	Long Gilt	March 2018	British Pound Sterling	10,889	14,569	14,702	(133)
							$(12,627)

Centrally Cleared Interest Rate Swap

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Pay/Receive Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Received (Paid)	Value	Unrealized Appreciation (Depreciation)
3 Month STIBOR	Receive	1.350%	1YR/3M	March 2028	LCH	200,490 SEK	$(14)	$(209)	$(195)

Centrally Cleared Credit Default Swap

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Received (Paid)	Value	Unrealized Appreciation (Depreciation)
ITRAXX Europe S28	Sell	1.000%	3M	December 2022	Intercontinental Exchange	EUR 23,046	$(636)	$759	$ 123

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	107

Macro Allocation Fund

Portfolio of Investments, December 31, 2017 (all dollar amounts in thousands)

Total Return Swaps

Reference Entity	Pay/ Receive Floating Rate	Floating Rates	Maturity Dates	Counterparty	Notional Amount (in thousands)		Market Value	Unrealized Appreciation (Depreciation)
Dow Jones US Telecommunications Total Return Index	Receive	3 Month LIBOR plus 45 bp	Mar 2018	Goldman Sachs International		$26,118	$(294)	$(294)
Euro Bund Future	Receive	0 bp	Mar 2018	Credit Suisse International	EUR	53,506	181	181
Euro STOXX Bank Gross Return Index	Receive	3 Month EURIBOR plus 20 bp	Mar 2018	Goldman Sachs International	EUR	5,467	76	76
10YR T-Note Future	Receive	0 bp	Mar 2018	Credit Suisse International		77,936	407	407
5YR T-Note Future	Receive	0 bp	Mar 2018	Credit Suisse International		14,208	35	35
MSCI China Small Cap Index (Net)	Pay	3 Month LIBOR plus 50 bp	Jun 2018 to Mar 2019	Citibank N.A.		16,833	1,950	1,950
MSCI China Small Cap Index (Net)	Pay	3 Month LIBOR plus 35 bp	Mar 2019	Goldman Sachs International		11,484	575	575
MSCI Emerging Markets Small Cap (Net)	Pay	3 Month LIBOR plus 115 bp	Mar 2019	Goldman Sachs International		14,319	608	608
MSCI Emerging Markets Small Cap (Net)	Pay	3 Month LIBOR plus 81 bp	Mar 2018	Credit Suisse International		11,367	2,234	2,234
MSCI International Indonesia Gross Return Index	Receive	3 Month LIBOR plus 40 bp	Mar 2018	Citibank N.A.		14,170	(641)	(641)
MSCI Daily Total Return Greece (Net)	Pay	3 Month LIBOR plus 75 bp	Mar 2018	Credit Suisse International		6,808	45	45
Swiss Market Index (Total Return)	Receive	3 Month LIBOR plus 132 bp	Mar 2018	Goldman Sachs International	CHF	17,901	20	20
								$5,196
			Total Net Unrealized Appreciation (Depreciation) on Swaps					$5,124

See accompanying Notes to Financial Statements.

108	Annual Report	December 31, 2017

Statements of Assets and Liabilities

As of December 31, 2017 (dollar amounts in thousands)

		Large Cap	Mid Cap
	Growth	Growth	Growth
	Fund	Fund	Fund
Assets
Investments in securities, at cost	$250,932	$148,922	$62,173
Investments in securities, at value	$355,076	$203,451	$77,782
Receivable for fund shares sold	65	289	95
Receivable from Adviser	—	20	10
Dividend and interest receivable	30	32	11
Total assets	355,171	203,792	77,898
Liabilities
Payable for investment securities purchased	555	—	—
Payable for fund shares redeemed	491	31	224
Management fee payable	231	121	63
Distribution fee payable	8	5	1
Other payables and accrued expenses	152	72	75
Total liabilities	1,437	229	363
Net assets	$353,734	$203,563	$77,535
Capital
Composition of net assets
Par value of shares of beneficial interest	$31	$15	$7
Capital paid in excess of par value	241,091	146,886	60,296
Accumulated net investment income (loss)	6	157	—
Accumulated net realized gain (loss)	8,462	1,976	1,623
Net unrealized appreciation (depreciation) of investments and foreign currencies	104,144	54,529	15,609
Net assets	$353,734	$203,563	$77,535
Class N shares
Net assets	$34,886	$25,604	$6,166
Shares outstanding	3,396,621	1,917,428	564,498
Net asset value per share	$10.27	$13.35	$10.92
Class I shares
Net assets	$318,848	$177,959	$71,369
Shares outstanding	27,696,357	12,737,842	6,166,479
Net asset value per share	$11.51	$13.97	$11.57

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	109

Statements of Operations

For the Year Ended December 31, 2017 (all amounts in thousands)

		Large Cap	Mid Cap
	Growth	Growth	Growth
	Fund	Fund	Fund
Investment income
Dividends	$4,450	$1,466	$670
Interest	8	5	6
Total income	4,458	1,471	676
Expenses
Investment advisory fees	3,224	1,111	994
Distribution fees	122	44	32
Custodian fees	38	24	36
Transfer agent fees	78	24	18
Sub-transfer agent fees
Class N	62	26	19
Class I	345	150	127
Professional fees	58	37	36
Registration fees	41	31	34
Shareholder reporting fees	21	10	2
Trustee fees	49	8	11
Other expenses	48	8	13
Total expenses before expense limitation	4,086	1,473	1,322
Expenses waived or reimbursed by the Adviser	—	(159)	(191)
Net expenses	4,086	1,314	1,131
Net investment income (loss)	372	157	(455)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	93,613	3,192	20,258
Total net realized gain (loss)	93,613	3,192	20,258
Change in net unrealized appreciation (depreciation) of:
Investments in securities	4,895	40,329	499
Change in net unrealized appreciation (depreciation)	4,895	40,329	499
Net increase (decrease) in net assets resulting from operations	$98,880	$43,678	$20,302

See accompanying Notes to Financial Statements.

110	Annual Report	December 31, 2017

Statements of Changes in Net Assets

For the Years Ended December 31, 2017 and 2016 (all amounts in thousands)

			Large Cap			Mid Cap
	Growth Fund		Growth Fund		Growth Fund
	2017	2016	2017	2016	2017	2016
Operations
Net investment income (loss)	$372	$1,074	$157	$321	$(455)	$(474)
Net realized gain (loss) on investments, and other assets and liabilities	93,613	66,007	3,192	1,326	20,258	(1,862)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	4,895	(71,577)	40,329	1,381	499	1,967
Net increase (decrease) in net assets resulting from operations	98,880	(4,496)	43,678	3,028	20,302	(369)
Distributions to shareholders from
Net investment income
Class N	—	—	—	(9)	—	—
Class I	(366)	(1,133)	—	(334)	—	—
Net realized gain
Class N	(10,662)	(5,224)	(146)	(98)	(986)	(912)
Class I	(83,448)	(38,810)	(993)	(863)	(10,476)	(6,417)
Total distributions	(94,476)	(45,167)	(1,139)	(1,304)	(11,462)	(7,329)
Capital stock transactions
Net proceeds from sale of shares	28,218	75,891	62,963	75,429	10,841	20,647
Shares issued in reinvestment of income dividends and capital gain distributions	91,558	44,227	1,030	1,134	11,050	7,111
Less cost of shares redeemed	(348,252)	(339,147)	(25,304)	(25,433)	(88,854)	(84,124)
Net increase (decrease) in net assets resulting from capital share transactions	(228,476)	(219,029)	38,689	51,130	(66,963)	(56,366)
Increase (decrease) in net assets	(224,072)	(268,692)	81,228	52,854	(58,123)	(64,064)
Net assets
Beginning of period	577,806	846,498	122,335	69,481	135,658	199,722
End of period	$353,734	$577,806	$203,563	$122,335	$77,535	$135,658
Accumulated net investment income (loss) at the end of the period	$6	$—	$157	$—	$—	$—

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	111

Statements of Assets and Liabilities

As of December 31, 2017 (dollar amounts in thousands)

	Small-Mid	Small-Mid	Small Cap	Small Cap
	Cap Growth	Cap Value	Growth	Value
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$1,467,670	$2,750	$385,634	$508,448
Investments in securities, at value	$1,808,069	$3,584	$496,190	$693,124
Cash	—	92	—	—
Receivable for securities sold	35,597	—	762	—
Receivable for fund shares sold	4,260	1	905	1,227
Receivable from Adviser	213	13	13	40
Dividend and interest receivable	314	4	81	752
Total assets	1,848,453	3,694	497,951	695,143
Liabilities
Payable for investment securities purchased	—	—	7,363	2,837
Payable for fund shares redeemed	41,360	1	505	17,430
Management fee payable	1,555	3	456	656
Distribution fee payable	48	—	31	6
Other payables and accrued expenses	482	47	186	194
Total liabilities	43,445	51	8,541	21,123
Net assets	$1,805,008	$3,643	$489,410	$674,020
Capital
Composition of net assets
Par value of shares of beneficial interest	$74	$—	$17	$33
Capital paid in excess of par value	1,410,116	2,827	372,635	488,656
Accumulated net investment income (loss)	—	2	—	—
Accumulated net realized gain (loss)	54,419	(20)	6,202	655
Net unrealized appreciation (depreciation) of investments and foreign currencies	340,399	834	110,556	184,676
Net assets	$1,805,008	$3,643	$489,410	$674,020

Class N shares
Net assets	$228,828	$284	$146,291	$29,271
Shares outstanding	9,795,067	19,876	5,444,573	1,452,481
Net asset value per share	$23.36	$14.31	$26.87	$20.15
Class I shares
Net assets	$1,576,180	$3,359	$343,119	$644,749
Shares outstanding	64,374,571	235,807	11,588,310	31,145,196
Net asset value per share	$24.48	$14.24	$29.61	$20.70

See accompanying Notes to Financial Statements.

112	Annual Report	December 31, 2017

Statements of Operations

For the Year Ended December 31, 2017 (all amounts in thousands)

	Small-Mid	Small-Mid	Small Cap	Small Cap
	Cap Growth	Cap Value	Growth	Value
	Fund	Fund	Fund	Fund
Investment income
Dividends	$9 ,838	$51	$2,748	$10,583
Less foreign tax withheld	(24)	—	(9)	—
Interest	46	2	19	14
Total income	9,860	53	2,758	10,597
Expenses
Investment advisory fees	16,148	33	4,970	7,574
Distribution fees	478	1	360	78
Custodian fees	36	38	37	37
Transfer agent fees	88	1	32	55
Sub-transfer agent fees
Class N	270	—	209	48
Class I	1,746	3	313	944
Professional fees	115	32	55	68
Registration fees	60	37	27	40
Shareholder reporting fees	163	4	1	42
Trustee fees	100	—	29	48
Other expenses	113	1	33	34
Total expenses before expense limitation	19,317	150	6,066	8,968
Expenses waived or reimbursed by the Adviser	(1,079)	(114)	(67)	(282)
Net expenses	18,238	36	5,999	8,686
Net investment income (loss)	(8,378)	17	(3,241)	1,911
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	175,827	339	72,283	47,593
Redemptions in-kind	51,377	—	—	—
Total net realized gain (loss)	227,204	339	72,283	47,593
Change in net unrealized appreciation (depreciation) of:
Investments in securities	179,918	(30)	37,293	2,493
Change in net unrealized appreciation (depreciation)	179,918	(30)	37,293	2,493
Net increase (decrease) in net assets resulting from operations	$398,744	$326	$106,335	$51,997

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	113

Statements of Changes in Net Assets

For the Years Ended December 31, 2017 and 2016 (all amounts in thousands)

	Small-Mid		Small-Mid		Small Cap		Small Cap
	Cap Growth Fund		Cap Value Fund		Growth Fund		Value Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Operations
Net investment income (loss)	$(8,378)	$(3,860)	$17	$20	$(3,241)	$(2,213)	$1,911	$2,769
Net realized gain (loss) on investments, and other assets and liabilities	227,204	77,537	339	159	72,283	35,282	47,593	24,542
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	179,918	12,814	(30)	522	37,293	30,352	2,493	117,767
Net increase (decrease) in net assets resulting from operations	398,744	86,491	326	701	106,335	63,421	51,997	145,078
Distributions to shareholders from
Net investment income
Class N	—	—	—	(1)	—	—	—	(58)
Class I	—	—	(12)	(23)	—	—	(1,332)	(2,771)
Net realized gain
Class N	(11,906)	(5,332)	(28)	(10)	(23,520)	(6,573)	(2,098)	(1,334)
Class I	(81,736)	(28,097)	(320)	(129)	(49,518)	(14,099)	(46,240)	(26,512)
Total distributions	(93,642)	(33,429)	(360)	(163)	(73,038)	(20,672)	(49,670)	(30,675)
Capital stock transactions
Net proceeds from sale of shares	639,389	533,654	628	640	127,343	51,636	95,517	133,395
Shares issued in reinvestment of income dividends and capital gain distributions	92,785	33,051	360	164	72,609	20,471	47,791	28,779
Less cost of shares redeemed	(494,845)	(546,329)	(764)	(1,964)	(132,737)	(99,171)	(180,246)	(180,307)
Net increase (decrease) in net assets resulting from capital share transactions	237,329	20,376	224	(1,160)	67,215	(27,064)	(36,938)	(18,133)
Increase (decrease) in net assets	542,431	73,438	190	(622)	100,512	15,685	(34,611)	96,270
Net assets
Beginning of period	1,262,577	1,189,139	3,453	4,075	388,898	373,213	708,631	612,361
End of period	$1,805,008	$1,262,577	$3,643	$3,453	$489,410	$388,898	$674,020	$708,631
Accumulated net investment income (loss) at the end of the period	$—	$—	$2	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

114	Annual Report	December 31, 2017

Statements of Assets and Liabilities

As of December 31, 2017 (dollar amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Developed Plus Fund(a)	Institutional International Developed Plus Fund(b)
Assets
Investments in securities, at cost	$150,786	$292,699	$96,916	$14,851
Investments in securities, at value	$211,313	$378,452	$120,558	$19,100
Cash	—	—	—	2
Receivable for securities sold	—	249	225	33
Receivable for fund shares sold	163	217	—	—
Receivable from Adviser or an affiliate	27	31	29	14
Dividend and interest receivable	119	339	134	27
Total assets	211,622	379,288	120,946	19,176
Liabilities
Payable for fund shares redeemed	10	2	—	—
Management fee payable	178	299	101	15
Shareholder administration fee payable	9	9	—	—
Distribution fee payable	2	2	1	—
Foreign capital gains tax liability	—	24	—	—
Other payables and accrued expenses	74	124	105	71
Total liabilities	273	460	207	86
Net assets	$211,349	$378,828	$120,739	$19,090
Capital
Composition of net assets
Par value of shares of beneficial interest	$15	$23	$7	$1
Capital paid in excess of par value	149,899	291,730	97,561	15,178
Accumulated net investment income (loss)	17	(2,608)	(323)	(97)
Accumulated net realized gain (loss)	889	3,950	(150)	(241)
Net unrealized appreciation (depreciation) of investments and foreign currencies	60,529	85,733	23,644	4,249
Net assets	$211,349	$378,828	$120,739	$19,090

Class N shares
Net assets	$7,761	$9,651	$3,219	—
Shares outstanding	533,980	589,643	193,880	—
Net asset value per share	$14.53	$16.37	$16.60	—
Class I shares
Net assets	$60,067	$60,279	$117,520	—
Shares outstanding	4,125,613	3,667,368	7,009,812	—
Net asset value per share	$14.56	$16.44	$16.76	—
Institutional Class shares
Net assets	$143,521	$308,898	—	$19,090
Shares outstanding	9,855,307	18,797,557	—	1,311,662
Net asset value per share	$14.56	$16.43	—	$14.55

(a)	Formerly known as International Equity Fund
(b)	Formerly known as Institutional International Equity Fund

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	115

Statements of Operations

For the Year Ended December 31, 2017 (all amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Developed Plus Fund(a)	Institutional International Developed Plus Fund(b)
Investment income
Dividends	$3,637	$7,536	$2,273	$399
Less foreign tax withheld	(207)	(652)	(210)	(32)
Interest	8	8	6	4
Total income	3,438	6,892	2,069	371
Expenses
Investment advisory fees	1,975	3,077	1,044	159
Distribution fees	16	17	8	—
Shareholder administration fees	90	89	—	—
Custodian fees	48	74	50	45
Transfer agent fees	15	11	4	—
Sub-transfer agent fees
Class N	8	10	4	—
Class I	39	50	101	—
Professional fees	55	79	65	69
Registration fees	47	64	33	22
Shareholder reporting fees	8	15	5	—
Trustee fees	14	17	6	1
Other expenses	18	14	7	2
Total expenses before expense limitation	2,333	3,517	1,327	298
Expenses waived or reimbursed by the Adviser or an affiliate	(294)	(363)	(222)	(133)
Net expenses	2,039	3,154	1,105	165
Net investment income (loss)	1,399	3,738	964	206
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	10,356	7,162	3,961	681
Foreign currency transactions	(30)	(2)	13	(2)
Total net realized gain (loss)	10,326	7,160	3,974	679
Change in net unrealized appreciation (depreciation) of:
Investments in securities	40,721	72,854	16,665	2,920
Foreign currency translations	8	—	8	2
Change in net unrealized appreciation (depreciation)	40,729	72,854	16,673	2,922
Net increase (decrease) in net assets resulting from operations	$52,454	$83,752	$21,611	$3,807

(a)	Formerly known as International Equity Fund
(b)	Formerly known as Institutional International Equity Fund

See accompanying Notes to Financial Statements.

116	Annual Report	December 31, 2017

Statements of Changes in Net Assets

For the Years Ended December 31, 2017 and 2016 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Developed Plus Fund(a)		Institutional International Developed Plus Fund(b)
	2017	2016	2017	2016	2017	2016	2017	2016
Operations
Net investment income (loss)	$1,399	$1,001	$3,738	$1,719	$964	$1,031	$206	$269
Net realized gain (loss) on investments, and other assets and liabilities	10,326	(1,938)	7,160	(362)	3,974	(2,465)	679	(833)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	40,729	2,151	72,854	2,416	16,673	1,794	2,922	515
Net increase (decrease) in net assets resulting from operations	52,454	1,214	83,752	3,773	21,611	360	3,807	(49)
Distributions to shareholders from
Net investment income
Class N	(50)	—	(117)	(23)	(55)	(29)	—	—
Class I	(566)	(124)	(844)	(293)	(2,202)	(823)	—	—
Institutional Class	(1,427)	(403)	(4,501)	(2,350)	—	—	(212)	(336)
Net realized gain
Class N	(236)	(27)	(71)	—	—	—	—	—
Class I	(1,911)	(206)	(437)	—	—	—	—	—
Institutional Class	(4,506)	(559)	(2,201)	—	—	—	—	—
Total distributions	(8,696)	(1,319)	(8,171)	(2,666)	(2,257)	(852)	(212)	(336)
Capital stock transactions
Net proceeds from sale of shares	8,432	32,576	70,308	158,486	22,611	25,707	150	967
Shares issued in reinvestment of income dividends and capital gain distributions	8,355	1,244	6,325	1,783	2,153	780	212	336
Less cost of shares redeemed	(25,927)	(45,952)	(28,608)	(22,232)	(10,716)	(2,564)	(1,432)	(383)
Net increase (decrease) in net assets resulting from capital share transactions	(9,140)	(12,132)	48,025	138,037	14,048	23,923	(1,070)	920
Increase (decrease) in net assets	34,618	(12,237)	123,606	139,144	33,402	23,431	2,525	535
Net assets
Beginning of period	176,731	188,968	255,222	116,078	87,337	63,906	16,565	16,030
End of period	$211,349	$176,731	$378,828	$255,222	$120,739	$87,337	$19,090	$16,565
Accumulated net investment income (loss) at the end of the period	$17	$488	$(2,608)	$(956)	$(323)	$816	$(97)	$(112)

(a)	Formerly known as International Equity Fund
(b)	Formerly known as Institutional International Equity Fund

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	117

Statements of Assets and Liabilities

As of December 31, 2017 (dollar amounts in thousands)

	International Growth Fund	Institutional International Growth Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$2,455,768	$1,846,252	$474,535
Investments in securities, at value	$3,133,462	$2,344,099	$602,636
Foreign currency, at value (cost $1,239; $58; $21)	1,239	58	21
Receivable for securities sold	16,458	7,428	2,595
Receivable for fund shares sold	2,970	1,142	235
Receivable from Adviser or an affiliate	33	—	43
Dividend and interest receivable	6,518	4,379	673
Total assets	3,160,680	2,357,106	606,203
Liabilities
Payable for investment securities purchased	10,970	8,096	3,212
Payable for fund shares redeemed	4,860	14,913	116
Management fee payable	2,665	1,834	503
Shareholder administration fee payable	—	—	43
Distribution fee payable	161	—	1
Foreign capital gains tax liability	1,990	1,516	353
Other payables and accrued expenses	968	448	222
Total liabilities	21,614	26,807	4,450
Net asset	$3,139,066	$2,330,299	$601,753
Capital
Composition of net assets
Par value of shares of beneficial interest	$101	$129	$38
Capital paid in excess of par value	2,467,526	1,810,220	468,133
Accumulated net investment income (loss)	(1,201)	(13,283)	(10,409)
Accumulated net realized gain (loss)	(3,183)	36,828	16,224
Net unrealized appreciation (depreciation) of investments and foreign currencies	675,823	496,405	127,767
Net assets	$3,139,066	$2,330,299	$601,753

Class N shares
Net assets	$763,740	—	$6,275
Shares outstanding	25,113,090	—	405,157
Net asset value per share	$30.41	—	$15.49
Class I shares
Net assets	$2,375,326	—	$338,920
Shares outstanding	76,296,723	—	21,662,329
Net asset value per share	$31.13	—	$15.65
Institutional Class shares
Net assets	—	$2,330,299	$256,558
Shares outstanding	—	128,880,452	16,305,403
Net asset value per share	—	$18.08	$15.73

See accompanying Notes to Financial Statements.

118	Annual Report	December 31, 2017

Statements of Operations

For the Year Ended December 31, 2017 (all amounts in thousands)

	International Growth Fund	Institutional International Growth Fund	International Small Cap Growth Fund
Investment income
Dividends	$76,188	$53,684	$12,987
Less foreign tax withheld	(6,430)	(4,538)	(1,167)
Interest	45	40	16
Total income	69,803	49,186	11,836
Expenses
Investment advisory fees	31,506	20,918	5,682
Distribution fees	1,908	—	22
Shareholder administration fees	—	—	506
Custodian fees	353	276	132
Transfer agent fees	178	65	23
Sub-transfer agent fees
Class N	1,275	—	12
Class I	2,110	—	289
Professional fees	268	217	110
Registration fees	15	26	54
Shareholder reporting fees	222	1	24
Trustee fees	246	162	42
Other expenses	283	91	51
Total expenses before expense limitation	38,364	21,756	6,947
Expenses waived or reimbursed by the Adviser or an affiliate	(150)	—	(506)
Net expenses	38,214	21,756	6,441
Net investment income (loss)	31,589	27,430	5,395
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	304,921 (1)	176,835 (1)	58,815
Foreign currency transactions	(1,922)	(1,654)	(219)
Total net realized gain (loss)	302,999	175,181	58,596
Change in net unrealized appreciation (depreciation) of:
Investments in securities	475,067 (2)	370,237 (2)	95,693
Foreign currency translations	(1,405)	(1,191)	(281)
Change in net unrealized appreciation (depreciation)	473,662	369,046	95,412
Net increase (decrease) in net assets resulting from operations	$808,250	$571,657	$159,403

(1)	Includes $58 and $36 related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.
(2)	Includes $(62) and $(39) related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	119

Statements of Changes in Net Assets

For the Years Ended December 31, 2017 and 2016 (all amounts in thousands)

	International Growth Fund		Institutional International Growth Fund		International Small Cap Growth Fund
	2017	2016	2017	2016	2017	2016
Operations
Net investment income (loss)	$31,589	$35,114	$27,430	$26,072	$5,395	$5,962
Net realized gain (loss) on investments, and other assets and liabilities	302,999	(30,127)	175,181	(29,234)	58,596	2,763
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	473,662	(107,864)	369,046	(62,962)	95,412	(31,826)
Net increase (decrease) in net assets resulting from operation	808,250	(102,877)	571,657	(66,124)	159,403	(23,101)
Distributions to shareholders from
Net investment income
Class N	(9,771)	(10,938)	—	—	(118)	(5)
Class I	(36,754)	(40,501)	—	—	(8,043)	(1,063)
Institutional Class	—	—	(54,743)	(23,809)	(6,106)	(845)
Net realized gain
Class N	—	—	—	—	(428)	(2)
Class I	—	—	—	—	(23,404)	(57)
Institutional Class	—	—	(39,224)	—	(17,151)	(37)
Total distributions	(46,525)	(51,439)	(93,967)	(23,809)	(55,250)	(2,009)
Capital stock transactions
Net proceeds from sale of shares	246,035	437,982	192,850	237,672	58,793	63,344
Shares issued in reinvestment of income dividends and capital gain distributions	43,593	48,138	90,689	22,693	50,424	1,827
Less cost of shares redeemed	(893,532)	(1,029,303)	(524,901)	(412,093)	(128,250)	(98,028)
Net increase (decrease) in net assets resulting from capital share transactions	(603,904)	(543,183)	(241,362)	(151,728)	(19,033)	(32,857)
Increase (decrease) in net assets	157,821	(697,499)	236,328	(241,661)	85,120	(57,967)
Net assets
Beginning of period	2,981,245	3,678,744	2,093,971	2,335,632	516,633	574,600
End of period	$3,139,066	$2,981,245	$2,330,299	$2,093,971	$601,753	$516,633
Accumulated net investment income (loss) at the end of the period	$(1,201)	$9,881	$(13,283)	$13,670	$(10,409)	$(2,734)

See accompanying Notes to Financial Statements.

120	Annual Report	December 31, 2017

Statements of Assets and Liabilities

As of December 31, 2017 (dollar amounts in thousands)

	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$362,766	$908,614	$373,189
Investments in securities, at value	$477,307	$1,316,479	$468,855
Foreign currency, at value (cost $76; $5,033; $1,231)	77	5,036	1,231
Receivable for securities sold	1,291	3,883	1,449
Receivable for fund shares sold	331	263	1,167
Receivable from Adviser or an affiliate	6	17	83
Dividend and interest receivable	421	867	870
Total assets	479,433	1,326,545	473,655
Liabilities
Payable for investment securities purchased	869	810	3,657
Payable for fund shares redeemed	14	58	95
Management fee payable	435	1,214	420
Shareholder administration fee payable	6	17	37
Distribution fee payable	1	2	3
Foreign capital gains tax liability	—	5,149	4,443
Other payables and accrued expenses	196	482	371
Total liabilities	1,521	7,732	9,026
Net assets	$477,912	$1,318,813	$464,629
Capital
Composition of net assets
Par value of shares of beneficial interest	$43	$80	$25
Capital paid in excess of par value	365,390	947,451	378,196
Accumulated net investment income (loss)	(2,593)	(4,010)	(10,376)
Accumulated net realized gain (loss)	533	(27,426)	5,521
Net unrealized appreciation (depreciation) of investments and foreign currencies	114,539	402,718	91,263
Net assets	$477,912	$1,318,813	$464,629

Class N shares
Net assets	$2,766	$10,479	$15,082
Shares outstanding	250,138	647,003	808,355
Net asset value per share	$11.06	$16.20	$18.66
Class I shares
Net assets	$47,666	$129,481	$282,620
Shares outstanding	4,296,411	7,912,546	15,087,839
Net asset value per share	$11.09	$16.36	$18.73
Institutional Class shares
Net assets	$427,480	$1,178,853	$166,927
Shares outstanding	38,543,329	71,485,095	8,895,682
Net asset value per share	$11.09	$16.49	$18.76

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	121

Statements of Operations

For the Year Ended December 31, 2017 (all amounts in thousands)

	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$6,736	$18,428	$7,434
Less foreign tax withheld	(628)	(2,020)	(553)
Interest	10	14	8
Total income	6,118	16,422	6,889
Expenses
Investment advisory fees	4,439	13,486	4,182
Distribution fees	8	25	28
Shareholder administration fees	62	183	347
Custodian fees	132	369	313
Transfer agent fees	14	42	61
Sub-transfer agent fees
Class N	1	8	15
Class I	25	110	142
Professional fees	83	205	195
Registration fees	78	54	64
Shareholder reporting fees	13	—	42
Trustee fees	21	79	24
Other expenses	12	107	18
Total expenses before expense limitation	4,888	14,668	5,431
Expenses waived or reimbursed by the Adviser or an affiliate	(62)	(183)	(493)
Net expenses	4,826	14,485	4,938
Net investment income (loss)	1,292	1,937	1,951
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	27,002	120,520 (1)	47,218
Foreign currency transactions	(167)	(1,155)	(920)
Total net realized gain (loss)	26,835	119,365	46,298
Change in net unrealized appreciation (depreciation) of:
Investments in securities	108,553	355,697 (2)	81,627
Foreign currency translations	(2)	(5,157)	(4,270)
Change in net unrealized appreciation (depreciation)	108,551	350,540	77,357
Net increase (decrease) in net assets resulting from operations	$136,678	$471,842	$125,606

(1)	Includes $71 related to an affiliated fund (William Blair China A-Share Fund, LLC).
(2)	Includes $(76) related to an affiliated fund (William Blair China A-Share Fund, LLC).

See accompanying Notes to Financial Statements.

122	Annual Report	December 31, 2017

Statements of Changes in Net Assets

For the Years Ended December 31, 2017 and 2016 (all amounts in thousands)

	Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2017	2016	2017	2016	2017	2016
Operations
Net investment income (loss)	$1,292	$910	$1,937	$5,855	$1,951	$2,676
Net realized gain (loss) on investments, and other assets and liabilities	26,835	(15,513)	119,365	(78,116)	46,298	(26,839)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	108,551	12,087	350,540	83,304	77,357	7,365
Net increase (decrease) in net assets resulting from operations	136,678	(2,516)	471,842	11,043	125,606	(16,798)
Distributions to shareholders from
Net investment income
Class N	(12)	—	(77)	(18)	(391)	(210)
Class I	(327)	(41)	(1,188)	(416)	(8,028)	(4,177)
Institutional Class	(3,069)	(513)	(11,908)	(4,354)	(4,880)	(3,339)
Net realized gain
Class N	—	—	—	—	(35)	—
Class I	—	—	—	—	(651)	—
Institutional Class	—	—	—	—	(389)	—
Total distributions	(3,408)	(554)	(13,173)	(4,788)	(14,374)	(7,726)
Capital stock transactions
Net proceeds from sale of shares	77,729	242,042	320,170	375,603	130,660	61,779
Shares issued in reinvestment of income dividends and capital gain distributions	3,396	549	11,322	4,054	13,084	7,014
Less cost of shares redeemed	(41,986)	(61,696)	(405,091)	(331,280)	(73,209)	(58,248)
Net increase (decrease) in net assets resulting from capital share transactions	39,139	180,895	(73,599)	48,377	70,535	10,545
Increase (decrease) in net assets	172,409	177,825	385,070	54,632	181,767	(13,979)
Net assets
Beginning of period	305,503	127,678	933,743	879,111	282,862	296,841
End of period	$477,912	$305,503	$1,318,813	$933,743	$464,629	$282,862
Accumulated net investment income (loss) at the end of the period	$(2,593)	$(390)	$(4,010)	$4,148	$(10,376)	$(7,782)

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	123

Statements of Assets and Liabilities

As of December 31, 2017 (dollar amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Assets
Investments in securities, at cost	$541,921	$91,518	$236,569	$1,031,133
Investments in affiliated companies, at cost	—	—	—	17,033
Repurchase agreement, at cost	—	775	274	131,089
Investments in securities, at value	$553,638	$91,124	$234,857	$1,149,393
Investments in affiliated companies, at value	—	—	—	20,389
Repurchase agreement, at value	—	775	274	131,089
Cash	—	—	—	19
Receivable for securities sold	615	—	14,960	5,196
Receivable for fund shares sold	4,266	4	1	2,696
Receivable for variation margin on futures	—	—	—	1,043
Receivable for variation margin on centrally cleared swaps	—	—	—	47
Receivable from Adviser or an affiliate	73	3	36	106
Dividend and interest receivable	4,580	563	759	2,945
Unrealized appreciation on swap contracts	—	—	—	5,196
Total assets	563,172	92,469	250,887	1,318,119
Liabilities
Security sold, not yet purchased (proceeds $—; $—; $14,960 ; $—)	—	—	14,978	—
Options written, at value (proceeds $—; $—; $—; $942)	—	—	—	456
Payable for variation margin on centrally cleared swaps	4	—	—	—
Payable for investment securities purchased	—	—	—	3,154
Payable for fund shares redeemed	2,430	1,563	2,646	1,575
Payable to custodian	532	—	—	—
Cash received as collateral, due to broker	—	—	—	2,850
Unrealized depreciation on forward foreign currency contracts	—	—	—	35
Management fee payable	144	32	63	942
Shareholder administration fee payable	60	—	19	106
Distribution fee payable	11	5	—	9
Distributions payable to shareholders	94	2	32	—
Other payables and accrued expenses	142	89	72	352
Total liabilities	3,417	1,691	17,810	9,479
Net assets	$559,755	$90,778	$233,077	$1,308,640
Capital
Composition of net assets
Par value of shares of beneficial interest	$55	$10	$26	$110
Capital paid in excess of par value	560,802	95,237	257,645	1,411,423
Accumulated net investment income (loss)	43	11	9	867
Accumulated net realized gain (loss)	(12,817)	(4,086)	(22,873)	(215,486)
Net unrealized appreciation (depreciation) of investments and foreign currencies	11,672	(394)	(1,730)	111,726
Net assets	$559,755	$90,778	$233,077	$1,308,640
Class N shares
Net assets	$83,662	$39,625	$1,979	$41,483
Shares outstanding	8,034,830	4,544,432	221,934	3,502,867
Net asset value per share	$10.41	$8.72	$8.92	$11.84
Class I shares
Net assets	$384,464	$51,153	$131,186	$780,075
Shares outstanding	37,308,216	5,908,803	14,723,419	65,671,591
Net asset value per share	$10.31	$8.66	$8.91	$11.88
Institutional Class shares
Net assets	$91,629	—	$99,912	$487,082
Shares outstanding	8,898,536	—	11,209,949	40,955,277
Net asset value per share	$10.30	—	$8.91	$11.89

See accompanying Notes to Financial Statements.

124	Annual Report	December 31, 2017

Statements of Operations

For the Year Ended December 31, 2017 (all amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Investment income
Dividends	$—	$—	$—	$25,269 (1)
Less foreign tax withheld	—	—	—	(1)
Interest	17,827	2,742	4,831	3,844
Total income	17,827	2,742	4,831	29,112
Expenses
Investment advisory fees	1,661	397	777	12,034
Distribution fees	159	70	6	125
Shareholder administration fees	687	—	263	1,373
Custodian fees	70	51	75	143
Transfer agent fees	60	12	11	345
Sub-transfer agent fees
Class N	158	71	4	99
Class I	271	23	78	822
Professional fees	62	35	40	179
Registration fees	43	75	95	36
Shareholder reporting fees	56	13	9	43
Trustee fees	42	8	16	126
Interest expense	—	—	—	889
Other expenses	49	7	13	118
Total expenses before expense limitation	3,318	762	1,387	16,332
Expenses waived or reimbursed by the Adviser or an affiliate	(792)	(14)	(355)	(1,373)
Net expenses	2,526	748	1,032	14,959
Net investment income (loss)	15,301	1,994	3,799	14,153
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	1,989	81	(343)	66,391 (2)
Options	—	—	—	(22,935)
Futures contracts	—	—	—	(36,143)
Swaps	(625)	—	—	3,964
Forward foreign currency contracts	—	—	—	2,585
Foreign currency transactions	—	—	—	3,607
Total net realized gain (loss)	1,364	81	(343)	17,469
Change in net unrealized appreciation (depreciation) of:
Investments in securities	5,384	(391)	(914)	79,289 (3)
Options	—	—	—	1,153
Futures contracts	—	—	—	(19,873)
Swaps	119	—	—	(5,012)
Forward foreign currency contracts	—	—	—	(6,643)
Foreign currency translations	—	—	—	(238)
Change in net unrealized appreciation (depreciation)	5,503	(391)	(914)	48,676
Net increase (decrease) in net assets resulting from operations	$22,168	$1,684	$2,542	$80,298

(1)	Includes $836 from companies deemed affiliated during the year.
(2)	Includes $(919) from companies deemed affiliated during the year.
(3)	Includes $6,515 from companies deemed affiliated during the year.

See accompanying Notes to Financial Statements.

December 31, 2017	William Blair Funds	125

Statements of Changes in Net Assets

For the Years Ended December 31, 2017 and 2016 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Macro Allocation Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Operations
Net investment income (loss)	$15,301	$15,011	$1,994	$1,919	$3,799	$2,159	$14,153	$11,805
Net realized gain (loss) on investments, and other assets and liabilities	1,364	266	81	184	(343)	(10)	17,469	(78,226)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	5,503	8,526	(391)	262	(914)	(232)	48,676	104,537
Net increase (decrease) in net assets resulting from operations	22,168	23,803	1,684	2,365	2,542	1,917	80,298	38,116
Distributions to shareholders from
Net investment income
Class N	(3,978)	(5,237)	(1,426)	(1,079)	(96)	(149)	(260)	(1,182)
Class I	(14,049)	(11,452)	(1,849)	(1,868)	(4,594)	(3,331)	(8,252)	(21,809)
Institutional Class	(3,890)	(3,903)	—	—	(2,290)	(694)	(6,654)	(13,553)
Total distributions	(21,917)	(20,592)	(3,275)	(2,947)	(6,980)	(4,174)	(15,166)	(36,544)
Capital stock transactions
Net proceeds from sale of shares	159,870	197,394	19,220	37,313	141,778	220,929	305,541	600,557
Shares issued in reinvestment of income dividends and capital gain distributions	20,161	18,617	3,136	2,760	6,334	3,628	13,878	34,074
Less cost of shares redeemed	(163,783)	(156,760)	(40,857)	(24,285)	(190,670)	(73,939)	(656,829)	(787,172)
Net increase (decrease) in net assets resulting from capital share transactions	16,248	59,251	(18,501)	15,788	(42,558)	150,618	(337,410)	(152,541)
Increase (decrease) in net assets	16,499	62,462	(20,092)	15,206	(46,996)	148,361	(272,278)	(150,969)
Net assets
Beginning of period	543,256	480,794	110,870	95,664	280,073	131,712	1,580,918	1,731,887
End of period	$559,755	$543,256	$90,778	$110,870	$233,077	$280,073	$1,308,640	$1,580,918
Accumulated net investment income (loss) at the end of the period	$43	$35	$11	$10	$9	$20	$867	$(6,584)

See accompanying Notes to Financial Statements.

126	Annual Report	December 31, 2017

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following twenty-one funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds

Growth

Large Cap Growth

Mid Cap Growth

Small-Mid Cap Growth

Small-Mid Cap Value

Small Cap Growth

Small Cap Value

Global Equity Fund

Global Leaders

Multi-Asset and Alternative Fund

Macro Allocation

International Equity Funds

International Leaders

International Developed Plus (formerly known as International Equity)

Institutional International Developed Plus (formerly known as Institutional International Equity)

International Growth

Institutional International Growth

International Small Cap Growth

Emerging Markets Leaders

Emerging Markets Growth

Emerging Markets Small Cap Growth

Fixed Income Funds

Bond

Income

Low Duration

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Domestic Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds), a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee for certain Funds (0.15% for Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds). The shareholder administration fee is currently being waived. This waiver will not be removed without approval of the Board of Trustees.

Class I shares are offered to a limited group of investors, either directly through the Trust’s distributor or through a select number of financial intermediaries. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee for certain Funds (0.15% for Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds). The shareholder administration fee is currently being waived. This waiver will not be removed without approval of the Board of Trustees.

Institutional Class shares are offered to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the share class’s high minimum investment requirement. The minimum initial investment required is generally $5 million. Institutional Class shares do not carry any sales load, distribution fees or sub-transfer agents fees and generally have lower ongoing expenses than Class N and Class I shares.

December 31, 2017	William Blair Funds	127

Notes to Financial Statements

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

Domestic Equity Funds	Long-term capital appreciation.
Global Equity Funds	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Bond Fund	Outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.
Income Fund	High level of current income with relative stability of principal.
Low Duration Fund	Maximize total return. Total return includes both income and capital appreciation.
Macro Allocation Fund	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expense are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Macro Allocation Funds were the rates in effect on December 31, 2017. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2017, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a corresponding increase in net realized gain of $6,878, $1,282 and $3,170, respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

128	Annual Report	December 31 2017

Notes to Financial Statements

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Fixed Income Funds are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities in the Statement of Operations.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for the prior three years remains open and the returns are subject to examination.

December 31, 2017	William Blair Funds	129

Notes to Financial Statements

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts and partnerships, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at December 31, 2017, were as follows (in thousands):

				Net
		Gross	Gross	Unrealized
	Cost of	Unrealized	Unrealized	Appreciation/
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Growth	$251,306	$107,665	$3,895	$103,770
Large Cap Growth	149,469	54,100	118	53,982
Mid Cap Growth	62,808	15,845	871	14,974
Small-Mid Cap Growth	1,474,381	353,791	20,103	333,688
Small-Mid Cap Value	2,771	850	37	813
Small Cap Growth	387,924	121,776	13,510	108,266
Small Cap Value	511,157	187,406	5,439	181,967
Global Leaders	152,174	59,365	226	59,139
International Leaders	295,710	83,668	926	82,742
International Developed Plus	97,538	23,261	241	23,020
Institutional International Developed Plus	14,979	4,160	39	4,121
International Growth	2,481,619	665,285	13,442	651,843
Institutional International Growth	1,864,837	488,759	9,497	479,262
International Small Cap Growth	487,777	122,674	7,815	114,859
Emerging Markets Leaders	366,707	113,682	3,082	110,600
Emerging Markets Growth	928,281	391,741	3,543	388,198
Emerging Markets Small Cap Growth	385,012	86,127	2,284	83,843
Bond	542,055	17,036	5,453	11,583
Income	92,313	747	1,161	(414)
Low Duration	221,883	363	2,093	(1,730)
Macro Allocation	1,174,518	138,831	23,150	115,681

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and US GAAP. The reclassifications generally relate to the tax treatment of net operating losses, Section 988 currency gains and losses, PFIC gains and losses, expiration of capital loss carryforward, paydown gains and losses, investments in real estate investment trusts and partnerships, redemptions in-kind, distribution reclassifications, income on derivatives, capital gain taxes, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2017, the following reclassifications were recorded (in thousands):

130	Annual Report	December 31, 2017

Notes to Financial Statements

	Accumulated	Accumulated
	Undistributed	Undistributed	Capital Paid
	Net Investment	Net Realized	in Excess
Fund	Income (Loss)	Gain/(Loss)	of Par Value
Growth	$—	$(24,796)	$24,796
Large Cap Growth	—	—	—
Mid Cap Growth	455	(3,650)	3,195
Small-Mid Cap Growth	8,378	(78,018)	69,640
Small-Mid Cap Value	(3)	3	—
Small Cap Growth	3,241	(3,241)	—
Small Cap Value	(579)	579	—
Global Leaders	173	(173)	—
International Leaders	72	(72)	—
International Developed Plus	154	73,341	(73,495)
Institutional International Developed Plus	21	90,009	(90,030)
International Growth	3,854	130,343	(134,197)
Institutional International Growth	360	(360)	—
International Small Cap Growth	1,197	(1,197)	—
Emerging Markets Leaders	(87)	87	—
Emerging Markets Growth	3,078	(3,078)	—
Emerging Markets Small Cap Growth	8,754	(8,761)	7
Bond	6,624	(6,624)	—
Income	1,282	3,295	(4,577)
Low Duration	3,170	(3,170)	—
Macro Allocation	8,464	(8,053)	(411)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from US GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 was as follows (in thousands):

	Distributions Paid in 2017				Distributions Paid in 2016
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$351	$3,113	$10,311	$80,701	$—	$1,075	$5,224	$38,868
Large Cap Growth	—	—	146	993	8	313	99	884
Mid Cap Growth	—	—	986	10,476	—	—	912	6,417
Small-Mid Cap Growth	—	—	11,906	81,736	—	—	5,332	28,097
Small-Mid Cap Value	—	12	28	320	1	24	9	129
Small Cap Growth	4,158	8,754	19,362	40,764	—	—	6,573	14,099
Small Cap Value	46	2,095	2,057	45,472	105	3,363	1,287	25,920
Global Leaders	71	739	215	1,738	—	124	27	206
International Leaders	117	844	71	437	23	293	—	—
International Developed Plus	55	2,202	—	—	29	823	—	—
International Growth	9,771	36,754	—	—	10,938	40,501	—	—
International Small Cap Growth	121	8,233	425	23,214	5	1,063	2	57

December 31, 2017	William Blair Funds	131

Notes to Financial Statements

	Distributions Paid in 2017				Distributions Paid in 2016
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Emerging Markets Leaders	$12	$327	$—	$—	$—	$41	$—	$—
Emerging Markets Growth	77	1,188	—	—	18	416	—	—
Emerging Markets Small Cap Growth	391	8,028	35	651	210	4,177	—	—
Bond	3,978	14,049	—	—	5,237	11,452	—	—
Income	1,426	1,849	—	—	1,079	1,868	—	—
Low Duration	96	4,594	—	—	149	3,331	—	—
Macro Allocation	260	8,252	—	—	1,182	21,809	—	—

	Distributions Paid in 2017		Distributions Paid in 2016
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Institutional	Institutional	Institutional	Institutional
Global Leaders	$1,836	$4,097	$403	$559
International Leaders	4,501	2,201	2,350	—
Institutional International Developed Plus	212	—	336	—
Institutional International Growth	54,743	39,224	23,809	—
International Small Cap Growth	6,246	17,011	845	37
Emerging Markets Leaders	3,069	—	513	—
Emerging Markets Growth	11,908	—	4,354	—
Emerging Markets Small Cap Growth	4,880	389	3,339	—
Bond	3,890	—	3,903	—
Low Duration	2,290	—	694	—
Macro Allocation	6,654	—	13,553	—

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows (in thousands):

		Accumulated	Undistributed	Net Unrealized
	Undistributed	Capital and	Long-Term	Appreciation/
Fund	Ordinary Income	Other Losses	Capital Gain	(Depreciation)
Growth	$938	$—	$7,904	$103,770
Large Cap Growth	158	—	2,522	53,982
Mid Cap Growth	—	—	2,258	14,974
Small-Mid Cap Growth	3,042	—	58,088	333,688
Small-Mid Cap Value	—	—	3	813
Small Cap Growth	1,275	—	7,217	108,266
Small Cap Value	—	(4,103)	7,467	181,967
Global Leaders	293	—	2,002	59,140
International Leaders	33	—	4,318	82,724
International Developed Plus	151	—	—	23,020
Institutional International Developed Plus	3	(213)	—	4,121
International Growth	21,442	—	—	649,997
Institutional International Growth	3,400	—	38,723	477,827
International Small Cap Growth	5,236	—	13,824	114,522
Emerging Markets Leaders	258	—	1,625	110,596
Emerging Markets Growth	10,202	(21,970)	—	383,050
Emerging Markets Small Cap Growth	560	—	6,408	79,440
Bond	99	(12,682)	—	11,575
Income	11	(4,066)	—	(414)
Low Duration	43	(22,873)	—	(1,730)
Macro Allocation	—	(218,413)	—	115,520

132	Annual Report	December 31, 2017

Notes to Financial Statements

As of December 31, 2017, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

The following table details the Funds’ available capital loss carryforwards as of December 31, 2017, the capital loss carryforwards utilized by the Funds in 2017, and the capital loss carryforwards that expired in 2017 (in thousands):

	Available Capital Loss Carryforwards				Capital Loss	Capital Loss
	Limited by Year of Expiration	Unlimited		Total	Carryforwards	Carryforwards
Fund	2018	Short Term	Long Term	Available	Utilized in 2017	Expired in 2017
Mid Cap Growth	$ —	$—	$—	$—	$2,038	$—
Global Leaders	—	—	—	—	986	—
International Leaders	—	—	—	—	144	—
International Developed Plus	—	—	—	—	3,696	73,495
Institutional International Developed Plus	—	213	—	213	579	90,030
International Growth	—	—	—	—	294,238	134,197
Institutional International Growth	—	—	—	—	94,970	—
Emerging Markets Leaders	—	—	—	—	22,497	—
Emerging Markets Growth	—	21,970	—	21,970	94,493	—
Emerging Markets Small Cap Growth	—	—	—	—	19,850	—
Bond	—	7,985	4,697	12,682	—	—
Income	—	1,742	2,162	3,904	—	4,577
Low Duration	955	11,239	10,679	22,873	—	—
Macro Allocation	—	166,163	52,250	218,413	—	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2017. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2017.

As of December 31, 2017, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

Qualified Late Year Losses
	Ordinary	Net
Fund	Income	Capital
Small Cap Value	$ —	$ 4,103
Income	—	162

December 31, 2017	William Blair Funds	133

Notes to Financial Statements

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of December 31, 2017, each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. When a Fund sells TBAs, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security.

(g) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A Fund is also subject to the risk that it may be unable to acquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the year ended December 31, 2017, the Small-Mid Cap Growth Fund redeemed $143,344 (in thousands) of fund shares in-kind rather than with cash and recognized a net realized gain of $51,377 (in thousands) on the securities distributed to shareholders.

134	Annual Report	December 31, 2017

Notes to Financial Statements

(3) Valuation

(a) Investment Valuation

The value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of December 31, 2017, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. If there were no sales that day or if no settlement price is available, such option contracts are valued at the mean between the last reported bid and ask prices. Option contracts traded in the Over-the-Counter (“OTC”) market shall be valued by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which they are traded most extensively or if no settlement price is available, at the last sale price as of the close of the exchange. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset. All other swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

As of December 31, 2017, there were securities held in the International Growth, Institutional International Growth, Emerging Markets Growth, and Emerging Markets Small Cap Growth Funds requiring fair valuation pursuant to the Valuation Procedures approved by the Board of Trustees.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

December 31, 2017	William Blair Funds	135

Notes to Financial Statements

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency obligations, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, asset-backed securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Repurchase agreements are valued at cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable. Transfer amounts are based on end of period values.

136	Annual Report	December 31, 2017

Notes to Financial Statements

As of December 31, 2017, the hierarchical input levels of securities in each Fund, segregated by security class or other financial instruments, are shown below (in thousands). There were no transfers between Levels as of December 31, 2017.

Investments in securities			Growth	Large Cap Growth	Mid Cap Growth
Level 1—Quoted prices
Common Stocks			$352,360	$203,061	$77,222
Level 2—Other significant observable inputs
Short-Term Investments			2,716	390	560
Level 3—Significant unobservable inputs
None			—	—	—
Total investments in securities			$355,076	$203,451	$77,782

Investments in securities		Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks		$1,754,446	$3,584	$480,184	$678,614
Level 2—Other significant observable inputs
Short-Term Investments		53,623	—	16,006	14,510
Level 3—Significant unobservable inputs
None		—	—	—	—
Total investments in securities		$1,808,069	$3,584	$496,190	$693,124

Investments in securities	Global Leaders	International Leaders	International Developed Plus	Institutional International Developed Plus	International Growth
Level 1—Quoted prices
Common Stocks	$208,570	$373,792	$116,700	$18,646	$3,048,260
Preferred Stocks	—	—	—	—	44,326
Level 2—Other significant observable inputs
Common Stocks	—	—	—	—	6,711
Short-Term Investments	2,743	4,660	3,858	454	34,165
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—
Total investments in securities	$211,313	$378,452	$120,558	$19,100	$3,133,462

Investments in securities	Institutional International Growth	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks	$2,277,296	$578,328	$428,201	$1,234,496	$429,178
Preferred Stocks	33,132	—	19,795	12,460	2,627
Level 2—Other significant observable inputs
Common Stocks	5,017	8,424	20,100	57,546	30,281
Short-Term Investments	28,654	15,884	9,211	11,977	6,769
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—
Total investments in securities	$2,344,099	$602,636	$477,307	$1,316,479	$468,855

December 31, 2017	William Blair Funds	137

Notes to Financial Statements

Investments in securities	Bond	Income	Low Duration	Macro Allocation
Assets
Level 1—Quoted Prices
Common Stocks	$—	$—	$—	$22,738
Exchange-Traded Funds	—	—	—	916,590
Level 2—Other significant observable inputs
Asset-Backed Securities	5,956	3,026	45,638	—
Corporate Obligation/Notes	249,810	35,399	87,080	—
Foreign Government	—	—	—	30,181
Purchased Options	—	—	—	1,576
Short-Term Investments	—	775	274	131,089
U.S. Government and U.S. Agency	297,872	52,699	102,139	198,697
Level 3—Significant unobservable inputs
None	—	—	—	—

Liabilities
Level 1—Quoted Prices	—	—	—	—
None	—	—	—	—
Level 2—Other significant observable inputs	—	—	—	—
Written Options	—	—	—	(456)
Level 3—Significant unobservable inputs	—	—	—	—
None	—	—	—	—
Total investments in securities	$553,638	$91,899	$235,131	$1,300,415

Other financial instruments

Assets
Level 1—Quoted Prices
Futures Contracts	$—	$—	$—	$5,316
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	15,664
Swaps	—	—	—	6,254
Level 3—Significant unobservable inputs
None	—	—	—	—

Liabilities
Level 1—Quoted Prices
Futures Contracts	—	—	—	(20,621)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	(15,699)
Futures Contracts	—	—	—	—
Swaps	(46)	—	—	(1,130)
U.S. Government Agency	—	—	(14,978)	—
Level 3—Significant unobservable inputs
None	—	—	—	—

Total Other Financial Instruments	$(46)	$—	$(14,978)	$(10,216)

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth and Institutional International Growth Funds were determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures approved by the Board of Trustees. There were various factors considered in reaching these fair value determinations, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance and market trends that influence its performance. Level 3 securities represented 0.00% and 0.00% as a percentage of net assets in the International Growth and Institutional International Growth Funds, respectively. The change in net unrealized gain (loss) related to those securities held at December 31, 2017 is included in the change in net unrealized appreciation (depreciation) of investments in the Statements of Operations.

138	Annual Report	December 31, 2017

Notes to Financial Statements

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

Domestic Equity Funds
Growth	0.75%
Large Cap Growth	0.70%
Mid Cap Growth	0.95%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value	1.00%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Fund
Global Leaders	1.00%
International Equity Funds
International Leaders	0.95%
International Developed Plus:
First $250 million	1.00%
In excess of $250 million	0.90%
Institutional International Developed Plus:
First $500 million	0.90%
Next $500 million	0.85%
In excess of $1 billion	0.80%
International Growth:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Management fee also includes a charge of 5% of the gross income.

December 31, 2017	William Blair Funds	139

Notes to Financial Statements

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain expenses in excess of the agreed upon rate through April 30, 2018. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total expenses for the stated class of the Funds exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional Class
Fund	Effective May 1, 2017 through April 30, 2018	Effective May 1, 2016 through April 30, 2017	Effective May 1, 2017 through April 30, 2018	Effective May 1, 2016 through April 30, 2017	Effective May 1, 2017 through April 30, 2018	Effective May 1, 2016 through April 30, 2017
Growth	1.20%	N/A	0.95%	N/A	N/A	N/A
Large Cap Growth	1.05%	1.05%	0.80%	0.80%	N/A	N/A
Mid Cap Growth	1.30%	1.30%	1.05%	1.05%	N/A	N/A
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	N/A	N/A
Small-Mid Cap Value	1.35%	1.35%	1.10%	1.10%	N/A	N/A
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Small Cap Value	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Global Leaders	1.40%	1.40%	1.15%	1.15%	1.00%	1.00%
International Leaders	1.35%	1.35%	1.10%	1.10%	0.95%	0.95%
International Developed Plus	1.30%	1.30%	1.05%	1.05%	N/A	N/A
Institutional International Developed Plus	N/A	N/A	N/A	N/A	0.90%	1.00%
International Growth	1.45%	1.45%	1.20%	1.20%	N/A	N/A
Institutional International Growth	N/A	N/A	N/A	N/A	1.05%	N/A
International Small Cap Growth	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Emerging Markets Leaders	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Emerging Markets Growth	1.70%	1.70%	1.45%	1.45%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Bond	0.65%	0.65%	0.50%	0.50%	0.35%	0.35%
Income	0.85%	0.85%	0.70%	0.70%	N/A	N/A
Low Duration	0.65%	0.70%	0.50%	0.55%	0.35%	0.40%
Macro Allocation	1.35%	1.35%	1.10%	1.10%	0.95%	0.95%

140	Annual Report	December 31, 2017

Notes to Financial Statements

For the year ended December 31, 2017, the fee waivers and/or reimbursements received by each Fund (including the expense limitation described above and the shareholder administration fee waiver described below) were as follows (in thousands):

Fund	Fund Level Waiver	Class N Specific Waiver	Class I Specific Waiver	Total Waiver
Growth	$—	$—	$—	$—
Large Cap Growth	—	24	135	159
Mid Cap Growth	45	19	127	191
Small-Mid Cap Growth	—	158	921	1,079
Small-Mid Cap Value	111	—	3	114
Small Cap Growth	—	61	6	67
Small Cap Value	—	16	266	282
Global Leaders	204	10	80	294
International Leaders	274	11	78	363
International Developed Plus	117	4	101	222
Institutional International Developed Plus	133	—	—	133
International Growth	—	150	—	150
Institutional International Growth	—	—	—	—
International Small Cap Growth	—	13	493	506
Emerging Markets Leaders	—	5	57	62
Emerging Markets Growth	—	15	168	183
Emerging Markets Small Cap Growth	146	17	330	493
Bond	105	159	528	792
Income	—	14	—	14
Low Duration	92	6	257	355
Macro Allocation	—	75	1,298	1,373

(b) Underwriting, Distribution Services, and Shareholder Administration Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Institutional International Developed Plus Fund and Institutional International Growth Fund, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds have a Shareholder Administration Agreement with WBC to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds have agreed to pay an annual fee, payable monthly, of 0.15% of average daily net assets attributable to each class, respectively. The shareholder administration fee for each Fund is currently being waived by WBC. This waiver will not be removed without approval of the Board of Trustees.

December 31, 2017	William Blair Funds	141

Notes to Financial Statements

For the year ended December 31, 2017, the following shareholder administration fees were incurred and waived (in thousands):

Fund	Class N	Class I	Total	Total Waived	Net Total Shareholder Administration Fee
Global Leaders	$10	$80	$90	$90	$—
International Leaders	11	78	89	89	—
International Small Cap Growth	13	493	506	506	—
Emerging Markets Leaders	5	57	62	62	—
Emerging Markets Growth	15	168	183	183	—
Emerging Markets Small Cap Growth	17	330	347	347	—
Bond	159	528	687	687	—
Low Duration	6	257	263	263	—
Macro Allocation	75	1,298	1,373	1,373	—

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and securities whose maturities or expiration dates at the time of purchase were one year or less, for the year ended December 31, 2017, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$162,432	$483,265
Large Cap Growth	84,700	45,846
Mid Cap Growth	60,826	138,358
Small-Mid Cap Growth	1,138,522	1,011,697
Small-Mid Cap Value	2,300	2,417
Small Cap Growth	355,090	357,366
Small Cap Value	261,198	318,013
Global Leaders	80,159	97,967
International Leaders	172,551	128,570
International Developed Plus	91,547	81,338
Institutional International Developed Plus	12,590	13,913
International Growth	2,511,940	3,130,369
Institutional International Growth	1,851,267	2,116,372
International Small Cap Growth	352,901	429,364
Emerging Markets Leaders	267,448	231,108
Emerging Markets Growth	1,099,500	1,194,037
Emerging Markets Small Cap Growth	729,852	683,349
Bond	167,854	84,460
Income	37,533	33,171
Low Duration	311,255	294,208
Macro Allocation	411,904	574,863

Investment transactions in U.S. government securities whose maturities at the time of purchase were greater than one year for the year ended December 31, 2017, were as follows (in thousands)

Fund	Purchases	Sales
Bond	$4,275	$10,129
Income	157	4,523
Low Duration	—	—

142	Annual Report	December 31, 2017

Notes to Financial Statements

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments held as of December 31, 2017, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the period ended December 31, 2017.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker. Futures held through swaps are marked to market daily, however, a Fund does not make or receive cash payments to/from the broker. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset in the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability in the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed in the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and

December 31, 2017	William Blair Funds	143

Notes to Financial Statements

the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. A Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured

144	Annual Report	December 31, 2017

Notes to Financial Statements

variance of a reference entity. The payer agrees to exchange the fixed rate, which is the variance strike price of the reference entity, to the receiver for the floating rate, which is the realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of December 31, 2017 and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statement of Assets and Liabilities	Value	Statement of Assets and Liabilities	Value
Bond
Credit	Receivable for variation margin on centrally cleared swaps	$—	Payable for variation margin on centrally cleared swaps	$46
Macro Allocation
Credit	Receivable for variation margin on centrally cleared swaps	123	Payable for variation margin on centrally cleared swaps	—
Currency	Unrealized appreciation on forward foreign currency contracts	15,664	Unrealized depreciation on forward foreign currency contracts	15,699
Equity	Receivable for variation margin on futures	5,076	Payable for variation margin on futures	20,479
Equity	Investments in securities, at value	1,576	Options written, at value	456
Equity	Unrealized appreciation on swap contracts	5,508	Unrealized depreciation on swap contracts	935
Interest rate	Unrealized appreciation on swap contracts	623	Unrealized depreciation on swap contracts	—
Interest rate	Receivable for variation margin on futures	240	Payable for variation margin on futures	142
Interest rate	Receivable for variation margin on centrally cleared swaps	—	Payable for variation margin on centrally cleared swaps	195

The table above includes cumulative appreciation/(depreciation) of exchange-traded and centrally cleared derivative contracts as reported in the applicable Fund’s Portfolio of Investments. Only variation margin receivable/payable on exchange-traded and centrally cleared derivative contracts is reported within the Statements of Assets and Liabilities.

December 31, 2017	William Blair Funds	145

Notes to Financial Statements

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the year ended December 31, 2017 (in thousands):

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statement of Operations	Value	Statement of Operations	Value
Bond
Credit	Swaps	$(625)	Swaps	$119
Macro Allocation
Credit	Swaps	1,645	Swaps	21
Currency	Forward foreign currency contracts	2,585	Forward foreign currency contracts	(6,643)
Equity	Futures contracts	(33,208)	Futures contracts	(19,668)
Equity	Options	(22,935)	Options	1,153
Equity	Swaps	3,637	Swaps	(3,751)
Interest rate	Futures contracts	(2,935)	Futures contracts	(205)
Interest rate	Swaps	(1,318)	Swaps	(1,282)

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Macro Allocation Fund’s Statement of Assets and Liabilities at December 31, 2017 (in thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swaps	Total	Forward Foreign Currency Contracts	Written Options	Swaps	Total	Net Market Value	Collateral Pledged (Received)	Net Exposure
Citibank N.A.	$15,664	$923	$1,950	$18,537	$(15,699)	$(456)	$(641)	$(16,796)	$1,741	$(2,550)	$(809)
Credit Suisse	—	653	2,902	3,555	—	—	—	—	3,555	1,190	4,745
Goldman Sachs	—	—	1,279	1,279	—	—	(294)	(294)	985	(300)	685

The net exposure represents the amount due from/(due to) the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day. For Credit Suisse, the exposure is due to initial margin requirements of approximately $4,800 (in thousands) for total return swaps on futures.

146	Annual Report	December 31, 2017

Notes to Financial Statements

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2017 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$2,767	$10,496	$41,517	$(28,254)	220	1,026	3,364	(2,118)
Large Cap Growth	12,606	146	3,699	9,053	1,059	11	309	761
Mid Cap Growth	1,284	919	13,722	(11,519)	113	85	1,153	(955)
Small-Mid Cap Growth	87,018	11,824	76,905	21,937	3,871	514	3,528	857
Small-Mid Cap Value	19	28	27	20	2	2	2	2
Small Cap Growth	66,284	23,270	69,840	19,714	2,362	884	2,439	807
Small Cap Value	4,125	2,069	10,395	(4,201)	203	104	508	(201)
Global Leaders	1,070	279	780	569	78	19	59	38
International Leaders	6,217	188	1,194	5,211	432	12	81	363
International Developed Plus	691	55	1,088	(342)	45	3	70	(22)
International Growth	50,070	9,669	210,605	(150,866)	1,863	324	7,645	(5,458)
International Small Cap Growth	708	513	7,355	(6,134)	50	34	484	(400)
Emerging Markets Leaders	2,641	12	3,440	(787)	271	1	338	(66)
Emerging Markets Growth	682	70	2,510	(1,758)	49	4	179	(126)
Emerging Markets Small Cap Growth	5,081	423	2,964	2,540	295	24	186	133
Bond	20,164	3,940	66,445	(42,341)	1,934	378	6,372	(4,060)
Income	8,700	1,377	22,470	(12,393)	986	156	2,546	(1,404)
Low Duration	786	85	6,068	(5,197)	87	9	672	(576)
Macro Allocation	8,704	257	31,131	(22,170)	745	22	2,675	(1,908)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$25,451	$81,062	$306,735	$(200,222)	1,915	7,067	22,849	(13,867)
Large Cap Growth	50,357	884	21,605	29,636	4,124	63	1,774	2,413
Mid Cap Growth	9,557	10,131	75,132	(55,444)	795	886	6,181	(4,500)
Small-Mid Cap Growth	552,371	80,961	417,940	215,392	24,056	3,359	17,523	9,892
Small-Mid Cap Value	609	332	737	204	42	24	50	16
Small Cap Growth	61,059	49,339	62,897	47,501	2,010	1,702	2,068	1,644
Small Cap Value	91,392	45,722	169,851	(32,737)	4,386	2,237	8,131	(1,508)
Global Leaders	4,803	2,421	4,692	2,532	369	169	351	187
International Leaders	25,424	1,177	9,441	17,160	1,779	73	580	1,272
International Developed Plus	21,920	2,098	9,628	14,390	1,398	128	628	898
International Growth	195,965	33,924	682,927	(453,038)	7,092	1,111	24,114	(15,911)
International Small Cap Growth	49,384	26,655	104,367	(28,328)	3,353	1,752	7,013	(1,908)
Emerging Markets Leaders	12,824	317	8,364	4,777	1,302	30	893	439
Emerging Markets Growth	16,176	1,017	23,951	(6,758)	1,115	65	1,707	(527)
Emerging Markets Small Cap Growth	94,539	8,107	31,293	71,353	5,769	453	1,876	4,346
Bond	134,250	12,422	84,447	62,225	13,010	1,203	8,184	6,029
Income	10,520	1,759	18,387	(6,108)	1,201	201	2,103	(701)
Low Duration	84,636	4,341	174,620	(85,643)	9,393	483	19,383	(9,507)
Macro Allocation	214,907	7,674	417,802	(195,221)	18,321	651	35,612	(16,640)

December 31, 2017	William Blair Funds	147

Notes to Financial Statements

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$2,559	$5,655	$20,455	$(12,241)	198	394	1,511	(919)
International Leaders	38,667	4,960	17,973	25,654	2,552	307	1,200	1,659
Institutional International Developed Plus	150	212	1,432	(1,070)	10	15	112	(87)
Institutional International Growth	192,850	90,689	524,901	(241,362)	11,839	5,115	32,006	(15,052)
International Small Cap Growth	8,701	23,256	16,528	15,429	558	1,520	1,054	1,024
Emerging Markets Leaders	62,264	3,067	30,182	35,149	6,513	288	2,936	3,865
Emerging Markets Growth	303,312	10,235	378,630	(65,083)	22,768	645	26,296	(2,883)
Emerging Markets Small Cap Growth	31,040	4,554	38,952	(3,358)	1,822	254	2,289	(213)
Bond	5,456	3,799	12,891	(3,636)	530	368	1,251	(353)
Low Duration	56,356	1,908	9,982	48,282	6,253	213	1,112	5,354
Macro Allocation	81,930	5,947	207,896	(120,019)	6,962	504	17,587	(10,121)

				Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$28,218	$91,558	$348,252	$(228,476)	2,135	8,093	26,213	(15,985)
Large Cap Growth	62,963	1,030	25,304	38,689	5,183	74	2,083	3,174
Mid Cap Growth	10,841	11,050	88,854	(66,963)	908	971	7,334	(5,455)
Small-Mid Cap Growth	639,389	92,785	494,845	237,329	27,927	3,873	21,051	10,749
Small-Mid Cap Value	628	360	764	224	44	26	52	18
Small Cap Growth	127,343	72,609	132,737	67,215	4,372	2,586	4,507	2,451
Small Cap Value	95,517	47,791	180,246	(36,938)	4,589	2,341	8,639	(1,709)
Global Leaders	8,432	8,355	25,927	(9,140)	645	582	1,921	(694)
International Leaders	70,308	6,325	28,608	48,025	4,763	392	1,861	3,294
International Developed Plus	22,611	2,153	10,716	14,048	1,443	131	698	876
Institutional International Developed Plus	150	212	1,432	(1,070)	10	15	112	(87)
International Growth	246,035	43,593	893,532	(603,904)	8,955	1,435	31,759	(21,369)
Institutional International Growth	192,850	90,689	524,901	(241,362)	11,839	5,115	32,006	(15,052)
International Small Cap Growth	58,793	50,424	128,250	(19,033)	3,961	3,306	8,551	(1,284)
Emerging Markets Leaders	77,729	3,396	41,986	39,139	8,086	319	4,167	4,238
Emerging Markets Growth	320,170	11,322	405,091	(73,599)	23,932	714	28,182	(3,536)
Emerging Markets Small Cap Growth	130,660	13,084	73,209	70,535	7,886	731	4,351	4,266
Bond	159,870	20,161	163,783	16,248	15,474	1,949	15,807	1,616
Income	19,220	3,136	40,857	(18,501)	2,187	357	4,649	(2,105)
Low Duration	141,778	6,334	190,670	(42,558)	15,733	705	21,167	(4,729)
Macro Allocation	305,541	13,878	656,829	(337,410)	26,028	1,177	55,874	(28,669)

148	Annual Report	December 31, 2017

Notes to Financial Statements

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2016 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$9,467	$5,146	$94,833	$(80,220)	788	443	7,679	(6,448)
Large Cap Growth	4,864	106	3,803	1,167	491	10	374	127
Mid Cap Growth	4,539	895	13,379	(7,945)	406	83	1,195	(706)
Small-Mid Cap Growth	113,600	5,308	126,533	(7,625)	6,197	274	6,683	(213)
Small-Mid Cap Value	125	11	809	(673)	9	1	60	(50)
Small Cap Growth	12,086	6,495	25,495	(6,914)	508	256	1,107	(344)
Small Cap Value	7,503	1,379	14,985	(6,103)	420	68	834	(346)
Global Leaders	1,161	25	1,045	141	102	2	91	13
International Leaders	2,880	23	296	2,607	219	2	23	198
International Developed Plus	610	28	652	(14)	44	2	48	(2)
International Growth	123,169	10,806	379,107	(245,132)	5,287	456	16,222	(10,479)
International Small Cap Growth	1,426	6	1,941	(509)	111	—	147	(35)
Emerging Markets Leaders	4,956	—	4,133	823	628	—	519	109
Emerging Markets Growth	858	16	1,801	(927)	74	1	165	(91)
Emerging Markets Small Cap Growth	1,900	209	3,416	(1,307)	131	15	233	(88)
Bond	47,846	5,196	67,665	(14,623)	4,541	491	6,406	(1,373)
Income	26,745	1,042	7,630	20,157	2,982	116	853	2,244
Low Duration	10,021	138	5,546	4,613	1,094	15	607	502
Macro Allocation	17,989	1,159	108,539	(89,391)	1,604	102	9,603	(7,898)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$66,424	$39,081	$244,314	$(138,809)	5,099	3,099	18,262	(10,064)
Large Cap Growth	70,565	1,028	21,630	49,963	6,693	94	2,041	4,746
Mid Cap Growth	16,108	6,216	70,745	(48,421)	1,384	547	6,111	(4,180)
Small-Mid Cap Growth	420,054	27,743	419,796	28,001	21,989	1,375	21,830	1,535
Small-Mid Cap Value	515	153	1,155	(487)	37	11	85	(37)
Small Cap Growth	39,550	13,976	73,676	(20,150)	1,629	509	3,002	(863)
Small Cap Value	125,892	27,400	165,322	(12,030)	6,790	1,319	9,363	(1,254)
Global Leaders	5,749	326	6,299	(224)	532	28	578	(17)
International Leaders	31,408	263	13,815	17,856	2,394	21	1,064	1,352
International Developed Plus	25,097	752	1,912	23,937	1,839	55	138	1,756
International Growth	314,813	37,332	650,196	(298,051)	12,910	1,540	26,315	(11,865)
International Small Cap Growth	49,281	957	71,025	(20,787)	3,795	75	5,375	(1,505)
Emerging Markets Leaders	8,555	37	11,170	(2,578)	1,075	5	1,466	(386)
Emerging Markets Growth	21,878	337	57,207	(34,992)	1,950	30	5,441	(3,461)
Emerging Markets Small Cap Growth	43,213	3,892	47,652	(547)	2,935	284	3,380	(160)
Bond	138,784	9,626	64,741	83,669	13,339	918	6,186	8,070
Income	10,568	1,718	16,655	(4,369)	1,187	193	1,872	(491)
Low Duration	165,703	2,839	54,154	114,388	18,168	311	5,941	12,539
Macro Allocation	361,647	19,375	599,216	(218,194)	31,812	1,704	52,704	(19,188)

December 31, 2017	William Blair Funds	149

Notes to Financial Statements

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$25,666	$893	$38,608	$(12,049)	2,298	76	3,467	(1,094)
International Leaders	124,198	1,497	8,121	117,574	9,710	117	612	9,214
Institutional International Developed Plus	967	336	383	920	79	29	31	77
Institutional International Growth	237,672	22,693	412,093	(151,728)	16,189	1,572	28,755	(10,994)
International Small Cap Growth	12,637	864	25,062	(11,561)	964	67	1,860	(830)
Emerging Markets Leaders	228,531	512	46,393	182,650	28,514	65	5,946	22,633
Emerging Markets Growth	352,867	3,701	272,272	84,296	30,987	332	23,869	7,451
Emerging Markets Small Cap Growth	16,666	2,913	7,180	12,399	1,128	212	488	852
Bond	10,764	3,795	24,354	(9,795)	1,038	363	2,306	(905)
Low Duration	45,205	651	14,239	31,617	4,958	71	1,559	3,469
Macro Allocation	220,921	13,540	79,417	155,044	19,441	1,190	6,963	13,669

				Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$75,891	$44,227	$339,147	$(219,029)	5,887	3,542	25,941	(16,512)
Large Cap Growth	75,429	1,134	25,433	51,130	7,184	104	2,415	4,873
Mid Cap Growth	20,647	7,111	84,124	(56,366)	1,790	630	7,306	(4,886)
Small-Mid Cap Growth	533,654	33,051	546,329	20,376	28,186	1,649	28,513	1,322
Small-Mid Cap Value	640	164	1,964	(1,160)	46	12	145	(87)
Small Cap Growth	51,636	20,471	99,171	(27,064)	2,137	765	4,109	(1,207)
Small Cap Value	133,395	28,779	180,307	(18,133)	7,210	1,387	10,197	(1,600)
Global Leaders	32,576	1,244	45,952	(12,132)	2,932	106	4,136	(1,098)
International Leaders	158,486	1,783	22,232	138,037	12,323	140	1,699	10,764
International Developed Plus	25,707	780	2,564	23,923	1,883	54	183	1,754
Institutional International Developed Plus	967	336	383	920	79	29	31	77
International Growth	437,982	48,138	1,029,303	(543,183)	18,197	1,996	42,537	(22,344)
Institutional International Growth	237,672	22,693	412,093	(151,728)	16,189	1,572	28,755	(10,994)
International Small Cap Growth	63,344	1,827	98,028	(32,857)	4,870	142	7,382	(2,370)
Emerging Markets Leaders	242,042	549	61,696	180,895	30,217	70	7,931	22,356
Emerging Markets Growth	375,603	4,054	331,280	48,377	33,011	363	29,475	3,899
Emerging Markets Small Cap Growth	61,779	7,014	58,248	10,545	4,194	511	4,101	604
Bond	197,394	18,617	156,760	59,251	18,918	1,772	14,898	5,792
Income	37,313	2,760	24,285	15,788	4,169	309	2,725	1,753
Low Duration	220,929	3,628	73,939	150,618	24,220	397	8,107	16,510
Macro Allocation	600,557	34,074	787,172	(152,541)	52,857	2,996	69,270	(13,417)

(8) Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

150	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N
			Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.41	$12.52	$13.55	$14.79	$12.05
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.04)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	2.78	(0.08)	0.75	1.03	4.25
Total from investment operations	2.76	(0.10)	0.71	0.96	4.18
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	3.90	1.01	1.74	2.20	1.44
Total distributions	3.90	1.01	1.74	2.20	1.44
Net asset value, end of year	$10.27	$11.41	$12.52	$13.55	$14.79
Total return (%)	24.35	(0.98)	5.31	6.59	35.00
Ratios to average daily net assets (%):
Expenses	1.20	1.21	1.19	1.18	1.19
Net investment income (loss)	(0.14)	(0.15)	(0.29)	(0.50)	(0.51)
Class N net assets at the end of the year (in thousands)	$34,886	$62,936	$149,754	$272,765	$291,326
Portfolio turnover rate (%)	38	79	78	100	52

					Class I
			Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.39	$13.50	$14.43	$15.56	$12.58
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03	0.01	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	3.02	(0.10)	0.80	1.10	4.45
Total from investment operations	3.04	(0.07)	0.81	1.07	4.42
Less distributions from:
Net investment income	0.02	0.03	—	—	0.00 ^
Net realized gain	3.90	1.01	1.74	2.20	1.44
Total distributions	3.92	1.04	1.74	2.20	1.44
Net asset value, end of year	$11.51	$12.39	$13.50	$14.43	$15.56
Total return (%)	24.64	(0.69)	5.69	6.96	35.43
Ratios to average daily net assets (%):
Expenses	0.92	0.90	0.89	0.86	0.85
Net investment income (loss)	0.12	0.20	0.06	(0.20)	(0.17)
Class I net assets at the end of the year (in thousands)	$318,848	$514,870	$696,744	$688,038	$623,225
Portfolio turnover rate (%)	38	79	78	100	52

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.
December 31, 2017	William Blair Funds	151

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.26	$10.15	$10.46	$10.03	$8.14
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.02	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	3.19	0.18	0.75	1.46	2.70
Total from investment operations	3.17	0.20	0.73	1.44	2.67
Less distributions from:
Net investment income	—	0.01	—	—	—
Net realized gain	0.08	0.08	1.04	1.01	0.78
Total distributions	0.08	0.09	1.04	1.01	0.78
Net asset value, end of year	$13.35	$10.26	$10.15	$10.46	$10.03
Total return (%)	30.88	1.97	7.04	14.29	33.00
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.05	1.05	1.07	1.13	1.20
Expenses, before waivers and reimbursements	1.19	1.23	1.28	1.31	1.46
Net investment income (loss), net of waivers and reimbursements	(0.13)	0.17	(0.22)	(0.23)	(0.36)
Net investment income (loss), before waivers and reimbursements	(0.27)	(0.01)	(0.43)	(0.41)	(0.62)
Class N net assets at the end of the year (in thousands)	$25,604	$11,860	$10,443	$8,831	$6,678
Portfolio turnover rate (%)	29	44	38	50	48

	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.70	$10.58	$10.84	$10.33	$8.35
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.04	(0.00)^	0.00 ^	(0.01)
Net realized and unrealized gain (loss) on investments	3.33	0.19	0.78	1.52	2.77
Total from investment operations	3.35	0.23	0.78	1.52	2.76
Less distributions from:
Net investment income	—	0.03	—	—	—
Net realized gain	0.08	0.08	1.04	1.01	0.78
Total distributions	0.08	0.11	1.04	1.01	0.78
Net asset value, end of year	$13.97	$10.70	$10.58	$10.84	$10.33
Total return (%)	31.29	2.22	7.26	14.65	33.24
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.80	0.80	0.82	0.88	0.95
Expenses, before waivers and reimbursements	0.90	0.91	0.95	1.00	1.11
Net investment income (loss), net of waivers and reimbursements	0.13	0.41	0.03	0.02	(0.11)
Net investment income (loss), before waivers and reimbursements	0.03	0.30	(0.10)	(0.10)	(0.27)
Class I net assets at the end of the year (in thousands)	$177,959	$110,475	$59,038	$50,778	$40,513
Portfolio turnover rate (%)	29	44	38	50	48

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.69	$11.28	$14.20	$15.21	$12.65
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.06)	(0.09)	(0.12)	(0.13)
Net realized and unrealized gain (loss) on investments	2.29	0.09	0.04	1.26	3.74
Total from investment operations	2.21	0.03	(0.05)	1.14	3.61
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.98	0.62	2.87	2.15	1.05
Total distributions	1.98	0.62	2.87	2.15	1.05
Net asset value, end of year	$10.92	$10.69	$11.28	$14.20	$15.21
Total return (%)	20.88	0.23	(0.20)	7.53	28.77
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	1.30	1.32	1.35	1.35
Expenses, before waivers and reimbursements	1.49	1.45	1.43	1.35	1.42
Net investment income (loss), net of waivers and reimbursements	(0.65)	(0.53)	(0.65)	(0.80)	(0.90)
Net investment income (loss), before waivers and reimbursements	(0.84)	(0.68)	(0.76)	(0.80)	(0.97)
Class N net assets at the end of the year (in thousands)	$6,166	$16,234	$25,105	$37,413	$41,849
Portfolio turnover rate (%)	59	60	65	81	83

	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.20	$11.76	$14.65	$15.58	$12.91
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.03)	(0.06)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	2.40	0.09	0.04	1.31	3.82
Total from investment operations	2.35	0.06	(0.02)	1.22	3.72
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.98	0.62	2.87	2.15	1.05
Total distributions	1.98	0.62	2.87	2.15	1.05
Net asset value, end of year	$11.57	$11.20	$11.76	$14.65	$15.58
Total return (%)	21.18	0.48	0.00	7.87	29.04
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.05	1.05	1.07	1.10	1.10
Expenses, before waivers and reimbursements	1.23	1.18	1.14	1.10	1.15
Net investment income (loss), net of waivers and reimbursements	(0.40)	(0.26)	(0.41)	(0.55)	(0.65)
Net investment income (loss), before waivers and reimbursements	(0.58)	(0.39)	(0.48)	(0.55)	(0.70)
Class I net assets at the end of the year (in thousands)	$71,369	$119,424	$174,617	$302,373	$385,779
Portfolio turnover rate (%)	59	60	65	81	83

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	153

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$19.20	$18.53	$18.72	$18.80	$14.21
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.09)	(0.10)	(0.12)	(0.15)
Net realized and unrealized gain (loss) on investments	5.62	1.29	0.93	1.68	6.01
Total from investment operations	5.46	1.20	0.83	1.56	5.86
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.30	0.53	1.02	1.64	1.27
Total distributions	1.30	0.53	1.02	1.64	1.27
Net asset value, end of year	$23.36	$19.20	$18.53	$18.72	$18.80
Total return (%)	28.57	6.45	4.47	8.33	41.49
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.43	1.43	1.42	1.38	1.46
Net investment income (loss), net of waivers and reimbursements	(0.74)	(0.51)	(0.51)	(0.63)	(0.88)
Net investment income (loss), before waivers and reimbursements	(0.82)	(0.59)	(0.58)	(0.66)	(0.99)
Class N net assets at the end of the year (in thousands)	$228,828	$171,638	$169,595	$83,047	$73,207
Portfolio turnover rate (%)	64	66	44	49	53

	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.02	$19.25	$19.36	$19.34	$14.55
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.05)	(0.06)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	5.87	1.35	0.97	1.74	6.17
Total from investment operations	5.76	1.30	0.91	1.66	6.06
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.30	0.53	1.02	1.64	1.27
Total distributions	1.30	0.53	1.02	1.64	1.27
Net asset value, end of year	$24.48	$20.02	$19.25	$19.36	$19.34
Total return (%)	28.90	6.72	4.74	8.62	41.89
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.16	1.16	1.15	1.15	1.10
Net investment income (loss), net of waivers and reimbursements	(0.49)	(0.28)	(0.28)	(0.38)	(0.62)
Net investment income (loss), before waivers and reimbursements	(0.55)	(0.34)	(0.33)	(0.43)	(0.62)
Class I net assets at the end of the year (in thousands)	$1,576,180	$1,090,939	$1,019,544	$793,789	$617,374
Portfolio turnover rate (%)	64	66	44	49	53

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.53	$12.54	$13.63	$14.11	$11.29
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.04	0.04	0.00 ^	0.00 ^
Net realized and unrealized gain (loss) on investments	1.33	2.55	(0.47)	0.64	4.06
Total from investment operations	1.37	2.59	(0.43)	0.64	4.06
Less distributions from:
Net investment income	0.02	0.01	0.01	—	—
Net realized gain	1.57	0.59	0.65	1.12	1.24
Total distributions	1.59	0.60	0.66	1.12	1.24
Net asset value, end of year	$14.31	$14.53	$12.54	$13.63	$14.11
Total return (%)	9.59	20.69	(3.13)	4.66	36.29
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.35	1.37	1.40	1.40
Expenses, before waivers and reimbursements	4.83	4.15	3.93	4.50	4.50
Net investment income (loss), net of waivers and reimbursements	0.27	0.29	0.27	0.02	(0.04)
Net investment income (loss), before waivers and reimbursements	(3.21)	(2.51)	(2.29)	(3.08)	(3.14)
Class N net assets at the end of the year (in thousands)	$284	$267	$855	$946	$1,205
Portfolio turnover rate (%)	70	45	35	69	61

	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.47	$12.54	$13.63	$14.12	$11.29
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.08	0.07	0.05	0.03
Net realized and unrealized gain (loss) on investments	1.33	2.55	(0.47)	0.63	4.07
Total from investment operations	1.40	2.63	(0.40)	0.68	4.10
Less distributions from:
Net investment income	0.06	0.11	0.04	0.05	0.03
Net realized gain	1.57	0.59	0.65	1.12	1.24
Total distributions	1.63	0.70	0.69	1.17	1.27
Net asset value, end of year	$14.24	$14.47	$12.54	$13.63	$14.12
Total return (%)	9.84	21.00	(2.86)	4.96	36.69
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.12	1.15	1.15
Expenses, before waivers and reimbursements	4.55	3.92	3.72	4.16	4.24
Net investment income (loss), net of waivers and reimbursements	0.51	0.62	0.52	0.36	0.21
Net investment income (loss), before waivers and reimbursements	(2.94)	(2.20)	(2.08)	(2.65)	(2.88)
Class I net assets at the end of the year (in thousands)	$3,359	$3,186	$3,220	$3,407	$2,073
Portfolio turnover rate (%)	70	45	35	69	61

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	155

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$25.24	$22.47	$25.61	$30.02	$23.68
Income (loss) from investment operations:
Net investment income (loss)	(0.25)	(0.18)	(0.22)	(0.30)	(0.26)
Net realized and unrealized gain (loss) on investments	6.88	4.43	(0.93)	1.02	12.52
Total from investment operations	6.63	4.25	(1.15)	0.72	12.26
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	5.00	1.48	1.99	5.13	5.92
Total distributions	5.00	1.48	1.99	5.13	5.92
Net asset value, end of year	$26.87	$25.24	$22.47	$25.61	$30.02
Total return (%)	26.70	18.89	(4.44)	2.62	52.76
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.54	1.55	1.59	1.56	1.57
Net investment income (loss), net of waivers and reimbursements	(0.89)	(0.79)	(0.85)	(1.00)	(0.87)
Net investment income (loss), before waivers and reimbursements	(0.93)	(0.84)	(0.94)	(1.06)	(0.94)
Class N net assets at the end of the year (in thousands)	$146,291	$117,068	$111,944	$148,201	$211,562
Portfolio turnover rate (%)	81	90	91	82	91

	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$27.34	$24.17	$27.32	$31.61	$24.66
Income (loss) from investment operations:
Net investment income (loss)	(0.20)	(0.13)	(0.17)	(0.23)	(0.19)
Net realized and unrealized gain (loss) on investments	7.47	4.78	(0.99)	1.07	13.06
Total from investment operations	7.27	4.65	(1.16)	0.84	12.87
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	5.00	1.48	1.99	5.13	5.92
Total distributions	5.00	1.48	1.99	5.13	5.92
Net asset value, end of year	$29.61	$27.34	$24.17	$27.32	$31.61
Total return (%)	26.99	19.22	(4.20)	2.87	53.13
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.25	1.27	1.30	1.30	1.27
Net investment income (loss), net of waivers and reimbursements	(0.64)	(0.54)	(0.61)	(0.75)	(0.63)
Net investment income (loss), before waivers and reimbursements	(0.64)	(0.56)	(0.66)	(0.80)	(0.65)
Class I net assets at the end of the year (in thousands)	$343,119	$271,830	$261,269	$364,241	$415,797
Portfolio turnover rate (%)	81	90	91	82	91

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.18	$16.68	$17.76	$17.63	$13.65
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.04	0.02	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	1.50	4.34	(1.05)	0.81	5.32
Total from investment operations	1.51	4.38	(1.03)	0.78	5.27
Less distributions from:
Net investment income	—	0.04	—	—	—
Net realized gain	1.54	0.84	0.05	0.65	1.29
Total distributions	1.54	0.88	0.05	0.65	1.29
Net asset value, end of year	$20.15	$20.18	$16.68	$17.76	$17.63
Total return (%)	7.57	26.19	(5.77)	4.49	38.91
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.49
Expenses, before waivers and reimbursements	1.55	1.53	1.54	1.53	1.55
Net investment income (loss), net of waivers and reimbursements	0.04	0.22	0.14	(0.17)	(0.33)
Net investment income (loss), before waivers and reimbursements	(0.01)	0.19	0.10	(0.20)	(0.39)
Class N net assets at the end of the year (in thousands)	$29,271	$33,359	$33,351	$40,223	$55,464
Portfolio turnover rate (%)	38	33	30	39	51

	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.68	$17.08	$18.17	$18.00	$13.88
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.09	0.08	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	1.54	4.44	(1.08)	0.82	5.42
Total from investment operations	1.60	4.53	(1.00)	0.84	5.41
Less distributions from:
Net investment income	0.04	0.09	0.04	0.02	0.00 ^
Net realized gain	1.54	0.84	0.05	0.65	1.29
Total distributions	1.58	0.93	0.09	0.67	1.29
Net asset value, end of year	$20.70	$20.68	$17.08	$18.17	$18.00
Total return (%)	7.85	26.46	(5.47)	4.73	39.31
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.24	1.23	1.24
Expenses, before waivers and reimbursements	1.29	1.29	1.24	1.23	1.25
Net investment income (loss), net of waivers and reimbursements	0.29	0.47	0.43	0.12	(0.07)
Net investment income (loss),before waivers and reimbursements	0.25	0.43	0.43	0.12	(0.08)
Class I net assets at the end of the year (in thousands)	$644,749	$675,272	$579,010	$544,963	$352,832
Portfolio turnover rate (%)	38	33	30	39	51

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	157

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

					Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.60	$11.58	$11.84	$11.43	$9.47
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	0.02	0.02	0.02
Net realized and unrealized gain (loss) on investments	3.46	0.04	0.27	0.41	1.96
Total from investment operations	3.51	0.07	0.29	0.43	1.98
Less distributions from:
Net investment income	0.10	—	0.01	—	0.02
Net realized gain	0.48	0.05	0.54	0.02	—
Total distributions	0.58	0.05	0.55	0.02	0.02
Net asset value, end of year	$14.53	$11.60	$11.58	$11.84	$11.43
Total return (%)	30.31	0.62	2.49	3.76	20.86
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.37	1.36	1.39	1.50	1.50
Expenses, before waivers and reimbursements	1.63	1.62	1.61	1.62	1.63
Net investment income (loss), net of waivers and reimbursements	0.35	0.23	0.12	0.16	0.18
Net investment income (loss), before waivers and reimbursements	0.09	(0.03)	(0.10)	0.04	0.05
Class N net assets at the end of the year (in thousands)	$7,761	$5,760	$5,588	$5,007	$6,403
Portfolio turnover rate (%)	41	75	55	60	70

					Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.62	$11.59	$11.85	$11.42	$9.47
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.06	0.06	0.04	0.04
Net realized and unrealized gain (loss) on investments	3.47	0.05	0.26	0.43	1.95
Total from investment operations	3.56	0.11	0.32	0.47	1.99
Less distributions from:
Net investment income	0.14	0.03	0.04	0.02	0.04
Net realized gain	0.48	0.05	0.54	0.02	—
Total distributions	0.62	0.08	0.58	0.04	0.04
Net asset value, end of year	$14.56	$11.62	$11.59	$11.85	$11.42
Total return (%)	30.69	0.98	2.77	4.08	21.05
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.07	1.05	1.10	1.25	1.25
Expenses, before waivers and reimbursements	1.33	1.31	1.32	1.33	1.35
Net investment income (loss), net of waivers and reimbursements	0.65	0.54	0.45	0.38	0.40
Net investment income (loss), before waivers and reimbursements	0.39	0.28	0.23	0.30	0.30
Class I net assets at the end of the year (in thousands)	$60,067	$45,772	$45,853	$52,090	$53,562
Portfolio turnover rate (%)	41	75	55	60	70

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

		Institutional Class
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.62	$11.59	$11.85	$11.42	$9.47
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.07	0.06	0.06	0.04
Net realized and unrealized gain (loss) on investments	3.47	0.05	0.27	0.43	1.97
Total from investment operations	3.57	0.12	0.33	0.49	2.01
Less distributions from:
Net investment income	0.15	0.04	0.05	0.04	0.06
Net realized gain	0.48	0.05	0.54	0.02	—
Total distributions	0.63	0.09	0.59	0.06	0.06
Net asset value, end of year	$14.56	$11.62	$11.59	$11.85	$11.42
Total return (%)	30.78	1.03	2.85	4.24	21.23
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.00	1.00	1.03	1.10	1.10
Expenses, before waivers and reimbursements	1.10	1.11	1.11	1.13	1.14
Net investment income (loss), net of waivers and reimbursements	0.75	0.59	0.47	0.51	0.37
Net investment income (loss), before waivers and reimbursements	0.65	0.48	0.39	0.48	0.33
Institutional Class net assets at the end of the year (in thousands)	$143,521	$125,199	$137,527	$106,565	$87,118
Portfolio turnover rate (%)	41	75	55	60	70

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	159

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.88	$12.89	$12.25	$12.65	$10.81
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.03	0.07	0.13	0.03
Net realized and unrealized gain (loss) on investments	3.70	0.08	0.66	(0.47)	1.99
Total from investment operations	3.81	0.11	0.73	(0.34)	2.02
Less distributions from:
Net investment income	0.20	0.12	0.02	0.06	0.18
Net realized gain	0.12	—	0.07	—	—
Total distributions	0.32	0.12	0.09	0.06	0.18
Net asset value, end of year	$16.37	$12.88	$12.89	$12.25	$12.65
Total return (%)	29.65	0.88	6.01	(2.67)	18.75
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.30	1.24	1.45	1.45
Expenses, before waivers and reimbursements	1.59	1.56	1.56	1.59	1.73
Net investment income (loss), net of waivers and reimbursements	0.72	0.24	0.51	1.00	0.29
Net investment income (loss), before waivers and reimbursements	0.48	(0.02)	0.19	0.86	0.01
Class N net assets at the end of the year (in thousands)	$9,651	$2,922	$377	$150	$154
Portfolio turnover rate (%)	41	59	29	79	73

	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.92	$12.91	$12.25	$12.65	$10.81
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.10	0.10	0.16	0.12
Net realized and unrealized gain (loss) on investments	3.71	0.04	0.65	(0.47)	1.94
Total from investment operations	3.87	0.14	0.75	(0.31)	2.06
Less distributions from:
Net investment income	0.23	0.13	0.02	0.09	0.22
Net realized gain	0.12	—	0.07	—	—
Total distributions	0.35	0.13	0.09	0.09	0.22
Net asset value, end of year	$16.44	$12.92	$12.91	$12.25	$12.65
Total return (%)	30.05	1.10	6.18	(2.43)	19.10
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.05	1.04	1.13	1.20	1.20
Expenses, before waivers and reimbursements	1.28	1.30	1.46	1.29	1.40
Net investment income (loss), net of waivers and reimbursements	1.09	0.74	0.75	1.25	1.06
Net investment income (loss), before waivers and reimbursements	0.86	0.48	0.42	1.16	0.86
Class I net assets at the end of the year (in thousands)	$60,279	$30,944	$13,474	$9,561	$11,629
Portfolio turnover rate (%)	41	59	29	79	73

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Institutional Class
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.92	$12.90	$12.24	$12.65	$10.80
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.12	0.11	0.17	0.15
Net realized and unrealized gain (loss) on investments	3.70	0.04	0.66	(0.47)	1.94
Total from investment operations	3.88	0.16	0.77	(0.30)	2.09
Less distributions from:
Net investment income	0.25	0.14	0.04	0.11	0.24
Net realized gain	0.12	—	0.07	—	—
Total distributions	0.37	0.14	0.11	0.11	0.24
Net asset value, end of year	$16.43	$12.92	$12.90	$12.24	$12.65
Total return (%)	30.08	1.25	6.33	(2.34)	19.39
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.95	0.95	0.98	1.05	1.05
Expenses, before waivers and reimbursements	1.03	1.06	1.15	1.14	1.25
Net investment income (loss), net of waivers and reimbursements	1.18	0.92	0.88	1.33	1.31
Net investment income (loss), before waivers and reimbursements	1.10	0.81	0.71	1.24	1.11
Institutional Class net assets at the end of the year (in thousands)	$308,898	$221,356	$102,227	$78,251	$56,991
Portfolio turnover rate (%)	41	59	29	79	73

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	161

Financial Highlights — For a share outstanding throughout each period

International Developed Plus Fund (formerly known as International Equity Fund)

	Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.68	$13.85	$13.76	$14.28	$12.05
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.18	0.15	0.16	0.09
Net realized and unrealized gain (loss) on investments	3.08	(0.22)	0.06	(0.60)	2.25
Total from investment operations	3.20	(0.04)	0.21	(0.44)	2.34
Less distributions from:
Net investment income	0.28	0.13	0.12	0.08	0.11
Net realized gain	—	—	—	—	—
Total distributions	0.28	0.13	0.12	0.08	0.11
Net asset value, end of year	$16.60	$13.68	$13.85	$13.76	$14.28
Total return (%)	23.43	(0.27)	1.54	(3.09)	19.47
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	1.30	1.32	1.38	1.45
Expenses, before waivers and reimbursements	1.54	1.60	1.60	1.56	1.65
Net investment income (loss), net of waivers and reimbursements	0.78	1.30	1.01	1.11	0.73
Net investment income (loss), before waivers and reimbursements	0.54	1.00	0.73	0.93	0.53
Class N net assets at the end of the year (in thousands)	$3,219	$2,954	$3,020	$3,497	$4,307
Portfolio turnover rate (%)	80	70	54	73	88

	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.81	$13.98	$13.91	$14.43	$12.18
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.21	0.18	0.19	0.14
Net realized and unrealized gain (loss) on investments	3.12	(0.22)	0.07	(0.59)	2.26
Total from investment operations	3.27	(0.01)	0.25	(0.40)	2.40
Less distributions from:
Net investment income	0.32	0.16	0.18	0.12	0.15
Net realized gain	—	—	—	—	—
Total distributions	0.32	0.16	0.18	0.12	0.15
Net asset value, end of year	$16.76	$13.81	$13.98	$13.91	$14.43
Total return (%)	23.72	(0.02)	1.80	(2.80)	19.74
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.05	1.05	1.07	1.13	1.20
Expenses, before waivers and reimbursements	1.26	1.34	1.34	1.32	1.41
Net investment income (loss), net of waivers and reimbursements	0.93	1.52	1.26	1.35	1.07
Net investment income (loss), before waivers and reimbursements	0.72	1.23	0.99	1.16	0.86
Class I net assets at the end of the year (in thousands)	$117,520	$84,383	$60,886	$65,012	$75,271
Portfolio turnover rate (%)	80	70	54	73	88

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Institutional International Developed Plus Fund (formerly known as Institutional International Equity Fund)

	Institutional Class
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.84	$12.12	$12.01	$12.70	$10.82
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.20	0.15	0.21	0.13
Net realized and unrealized gain (loss) on investments	2.71	(0.24)	0.08	(0.65)	2.00
Total from investment operations	2.87	(0.04)	0.23	(0.44)	2.13
Less distributions from:
Net investment income	0.16	0.24	0.12	0.25	0.25
Net realized gain	—	—	—	—	—
Total distributions	0.16	0.24	0.12	0.25	0.25
Net asset value, end of year	$14.55	$11.84	$12.12	$12.01	$12.70
Total return (%)	24.28	(0.27)	1.91	(3.50)	19.78
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.93	1.00	1.00	1.03	1.10
Expenses, before waivers and reimbursements	1.68	1.77	1.76	1.63	1.12
Net investment income (loss), net of waivers and reimbursements	1.16	1.69	1.23	1.61	1.12
Net investment income (loss), before waivers and reimbursements	0.41	0.92	0.47	1.01	1.10
Institutional Class net assets at the end of the year (in thousands)	$19,090	$16,565	$16,030	$14,574	$100,805
Portfolio turnover rate (%)	73	75	54	61	84

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	163

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$23.86	$24.94	$25.24	$26.30	$22.43
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.20	0.18	0.31	0.27
Net realized and unrealized gain (loss) on investments	6.73	(0.92)	(0.25)	(1.15)	3.89
Total from investment operations	6.94	(0.72)	(0.07)	(0.84)	4.16
Less distributions from:
Net investment income	0.39	0.36	0.23	0.22	0.29
Net realized gain	—	—	—	—	—
Total distributions	0.39	0.36	0.23	0.22	0.29
Net asset value, end of year	$30.41	$23.86	$24.94	$25.24	$26.30
Total return (%)	29.11	(2.88)	(0.27)	(3.19)	18.57
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.43	1.42	1.44	1.44
Expenses, before waivers and reimbursements	1.47	1.43	1.42	1.44	1.44
Net investment income (loss), net of waivers and reimbursements	0.78	0.84	0.71	1.17	1.13
Net investment income (loss), before waivers and reimbursements	0.76	0.84	0.71	1.17	1.13
Class N net assets at the end of the year (in thousands)	$763,740	$729,544	$1,023,588	$978,433	$1,418,083
Portfolio turnover rate (%)	82	101	70	79	97
	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$24.42	$25.51	$25.82	$26.91	$22.94
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.29	0.27	0.36	0.35
Net realized and unrealized gain (loss) on investments	6.89	(0.94)	(0.28)	(1.13)	3.99
Total from investment operations	7.19	(0.65)	(0.01)	(0.77)	4.34
Less distributions from:
Net investment income	0.48	0.44	0.30	0.32	0.37
Net realized gain	—	—	—	—	—
Total distributions	0.48	0.44	0.30	0.32	0.37
Net asset value, end of year	$31.13	$24.42	$25.51	$25.82	$26.91
Total return (%)	29.49	(2.54)	(0.03)	(2.86)	18.96
Ratios to average daily net assets (%):
Expenses	1.14	1.13	1.14	1.14	1.11
Net investment income (loss)	1.08	1.16	1.02	1.36	1.43
Class I net assets at the end of the year (in thousands)	$2,375,326	$2,251,701	$2,655,156	$2,705,054	$2,877,541
Portfolio turnover rate (%)	82	101	70	79	97

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns,which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

	Institutional Class
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.55	$15.08	$15.26	$17.40	$14.89
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.18	0.19	0.26	0.25
Net realized and unrealized gain (loss) on investments	4.07	(0.54)	(0.18)	(0.71)	2.56
Total from investment operations	4.28	(0.36)	0.01	(0.45)	2.81
Less distributions from:
Net investment income	0.44	0.17	0.09	0.32	0.30
Net realized gain	0.31	—	0.10	1.37	—
Total distributions	0.75	0.17	0.19	1.69	0.30
Net asset value, end of year	$18.08	$14.55	$15.08	$15.26	$17.40
Total return (%)	29.53	(2.40)	0.09	(2.66)	18.90
Ratios to average daily net assets (%):
Expenses	0.97	0.98	0.96	0.97	0.97
Net investment income (loss)	1.22	1.25	1.18	1.50	1.58
Institutional Class net assets at the end of the year (in thousands)	$2,330,299	$2,093,971	$2,335,632	$2,339,169	$2,440,149
Portfolio turnover rate (%)	84	105	70	83	97

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	165

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

					Class N
			Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.87	$13.50	$12.56	$16.08	$13.46
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.10	0.05	0.03	0.10
Net realized and unrealized gain (loss) on investments	3.98	(0.72)	1.16	(1.38)	3.35
Total from investment operations	4.10	(0.62)	1.21	(1.35)	3.45
Less distributions from:
Net investment income	0.32	0.01	0.24	0.18	0.16
Net realized gain	1.16	0.00 ^	0.03	1.99	0.67
Total distributions	1.48	0.01	0.27	2.17	0.83
Net asset value, end of year	$15.49	$12.87	$13.50	$12.56	$16.08
Total return (%)	32.17	(4.60)	9.67	(8.43)	25.80
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.47	1.44	1.47	1.58	1.59
Expenses, before waivers and reimbursements	1.62	1.59	1.62	1.58	1.59
Net investment income (loss), net of waivers and reimbursements	0.85	0.77	0.34	0.20	0.67
Net investment income (loss), before waivers and reimbursements	0.70	0.62	0.19	0.20	0.67
Class N net assets at the end of the year (in thousands)	$6,275	$10,361	$11,350	$13,676	$18,910
Portfolio turnover rate (%)	64	73	90	127	111

	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.00	$13.65	$12.70	$16.23	$13.58
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.14	0.09	0.09	0.15
Net realized and unrealized gain (loss) on investments	4.07	(0.75)	1.18	(1.40)	3.37
Total from investment operations	4.21	(0.61)	1.27	(1.31)	3.52
Less distributions from:
Net investment income	0.40	0.04	0.29	0.23	0.20
Net realized gain	1.16	0.00 ^	0.03	1.99	0.67
Total distributions	1.56	0.04	0.32	2.22	0.87
Net asset value, end of year	$15.65	$13.00	$13.65	$12.70	$16.23
Total return (%)	32.70	(4.41)	10.00	(8.10)	26.11
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.16	1.15	1.16	1.28	1.30
Expenses, before waivers and reimbursements	1.31	1.30	1.31	1.28	1.30
Net investment income (loss), net of waivers and reimbursements	0.92	1.06	0.66	0.56	0.96
Net investment income (loss), before waivers and reimbursements	0.77	0.91	0.51	0.56	0.96
Class I net assets at the end of the year (in thousands)	$338,920	$306,526	$342,232	$364,161	$508,758
Portfolio turnover rate (%)	64	73	90	127	111

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Institutional Class
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.07	$13.72	$12.77	$16.32	$13.64
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.15	0.10	0.12	0.18
Net realized and unrealized gain (loss) on investments	4.08	(0.74)	1.18	(1.41)	3.41
Total from investment operations	4.23	(0.59)	1.28	(1.29)	3.59
Less distributions from:
Net investment income	0.41	0.06	0.30	0.27	0.24
Net realized gain	1.16	0.00 ^	0.03	1.99	0.67
Total distributions	1.57	0.06	0.33	2.26	0.91
Net asset value, end of year	$15.73	$13.07	$13.72	$12.77	$16.32
Total return (%)	32.70	(4.31)	10.03	(7.91)	26.49
Ratios to average daily net assets (%):
Expenses	1.08	1.07	1.08	1.06	1.06
Net investment income (loss)	0.99	1.13	0.76	0.74	1.20
Institutional Class net assets at the end of the year (in thousands)	$256,558	$199,746	$221,018	$245,103	$408,524
Portfolio turnover rate (%)	64	73	90	127	111

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	167

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$7.84	$7.73	$9.06	$9.10		$9.20
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02	0.02	0.05		(0.02)
Net realized and unrealized gain (loss) on investments	3.26	0.09	(1.34)	0.14		(0.05)
Total from investment operations	3.27	0.11	(1.32)	0.19		(0.07)
Less distributions from:
Net investment income	0.05	—	—	0.00	^	0.03
Net realized gain	—	—	0.01	0.23		—
Total distributions	0.05	—	0.01	0.23		0.03
Net asset value, end of year	$11.06	$7.84	$7.73	$9.06		$9.10
Total return (%)	41.68	1.42	(14.56)	2.17		(0.74)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.47	1.57	1.64	1.65		1.65
Expenses, before waivers and reimbursements	1.62	1.81	1.89	1.82		1.83
Net investment income (loss), net of waivers and reimbursements	0.14	0.29	0.18	0.51		(0.23)
Net investment income (loss), before waivers and reimbursements	(0.01)	0.05	(0.07)	0.34		(0.41)
Class N net assets at the end of the year (in thousands)	$2,766	$2,479	$1,599	$1,832		$1,959
Portfolio turnover rate (%)	59	135	110	131		131

	Class I
	Years Ended December 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$7.87	$7.74	$9.08	$9.10		$9.18
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.04	0.05	0.08		0.05
Net realized and unrealized gain (loss) on investments	3.27	0.10	(1.36)	0.15		(0.10)
Total from investment operations	3.29	0.14	(1.31)	0.23		(0.05)
Less distributions from:
Net investment income	0.07	0.01	0.02	0.02		0.03
Net realized gain	—	—	0.01	0.23		—
Total distributions	0.07	0.01	0.03	0.25		0.03
Net asset value, end of year	$11.09	$7.87	$7.74	$9.08		$9.10
Total return (%)	41.89	1.82	(14.37)	2.62		(0.60)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.30	1.29	1.40		1.40
Expenses, before waivers and reimbursements	1.40	1.54	1.54	1.60		1.58
Net investment income (loss), net of waivers and reimbursements	0.24	0.52	0.53	0.84		0.51
Net investment income (loss), before waivers and reimbursements	0.09	0.28	0.28	0.64		0.33
Class I net assets at the end of the year (in thousands)	$47,666	$30,346	$32,862	$28,475		$34,590
Portfolio turnover rate (%)	59	135	110	131		131

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Institutional Class
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$7.86	$7.74	$9.07	$9.10	$9.18
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03	0.04	0.08	0.06
Net realized and unrealized gain (loss) on investments	3.28	0.10	(1.33)	0.16	(0.10)
Total from investment operations	3.31	0.13	(1.29)	0.24	(0.04)
Less distributions from:
Net investment income	0.08	0.01	0.03	0.04	0.04
Net realized gain	—	—	0.01	0.23	—
Total distributions	0.08	0.01	0.04	0.27	0.04
Net asset value, end of year	$11.09	$7.86	$7.74	$9.07	$9.10
Total return (%)	42.15	1.74	(14.24)	2.68	(0.46)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.19	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.19	1.34	1.35	1.42	1.42
Net investment income (loss), net of waivers and reimbursements	0.33	0.39	0.49	0.83	0.68
Net investment income (loss), before waivers and reimbursements	0.33	0.30	0.39	0.66	0.51
Institutional Class net assets at the end of the year (in thousands)	$427,480	$272,678	$93,217	$75,875	$36,509
Portfolio turnover rate (%)	59	135	110	131	131

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	169

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.99	$10.85	$12.91	$13.28	$13.40
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.03	0.04	0.08	0.05
Net realized and unrealized gain (loss) on investments	5.35	0.13	(1.98)	0.37	0.09
Total from investment operations	5.33	0.16	(1.94)	0.45	0.14
Less distributions from:
Net investment income	0.12	0.02	—	0.08	0.01
Net realized gain	—	—	0.12	0.74	0.25
Total distributions	0.12	0.02	0.12	0.82	0.26
Net asset value, end of year	$16.20	$10.99	$10.85	$12.91	$13.28
Total return (%)	48.53	1.49	(15.03)	3.40	1.05
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.64	1.68
Expenses, before waivers and reimbursements	1.65	1.65	1.65	1.64	1.68
Net investment income (loss), net of waivers and reimbursements	(0.14)	0.28	0.33	0.55	0.39
Net investment income (loss), before waivers and reimbursements	(0.29)	0.13	0.18	0.55	0.39
Class N net assets at the end of the year (in thousands)	$10,479	$8,488	$9,367	$12,638	$13,723
Portfolio turnover rate (%)	91	105	121	101	118

	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.10	$10.96	$13.01	$13.38	$13.50
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.06	0.07	0.11	0.08
Net realized and unrealized gain (loss) on investments	5.40	0.13	(2.00)	0.37	0.10
Total from investment operations	5.41	0.19	(1.93)	0.48	0.18
Less distributions from:
Net investment income	0.15	0.05	—	0.11	0.05
Net realized gain	—	—	0.12	0.74	0.25
Total distributions	0.15	0.05	0.12	0.85	0.30
Net asset value, end of year	$16.36	$11.10	$10.96	$13.01	$13.38
Total return (%)	48.83	1.73	(14.83)	3.65	1.36
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.27	1.26	1.25	1.40	1.41
Expenses, before waivers and reimbursements	1.42	1.41	1.40	1.40	1.41
Net investment income (loss), net of waivers and reimbursements	0.08	0.53	0.58	0.79	0.62
Net investment income (loss), before waivers and reimbursements	(0.07)	0.38	0.43	0.79	0.62
Class I net assets at the end of the year (in thousands)	$129,481	$93,668	$130,491	$166,488	$152,588
Portfolio turnover rate (%)	91	105	121	101	118

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Institutional Class
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.18	$11.05	$13.09	$13.46	$13.59
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.07	0.08	0.14	0.12
Net realized and unrealized gain (loss) on investments	5.46	0.12	(2.00)	0.37	0.08
Total from investment operations	5.48	0.19	(1.92)	0.51	0.20
Less distributions from:
Net investment income	0.17	0.06	—	0.14	0.08
Net realized gain	—	—	0.12	0.74	0.25
Total distributions	0.17	0.06	0.12	0.88	0.33
Net asset value, end of year	$16.49	$11.18	$11.05	$13.09	$13.46
Total return (%)	49.06	1.71	(14.67)	3.85	1.49
Ratios to average daily net assets (%):
Expenses	1.17	1.19	1.17	1.18	1.19
Net investment income (loss)	0.17	0.60	0.61	1.00	0.87
Institutional Class net assets at the end of the year (in thousands)	$1,178,853	$831,587	$739,253	$806,708	$833,711
Portfolio turnover rate (%)	91	105	121	101	118

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	171

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.73	$14.84	$16.52	$15.12	$12.99
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.09	(0.01)	0.04	0.05
Net realized and unrealized gain (loss) on investments	5.46	(0.88)	(1.05)	2.13	2.08
Total from investment operations	5.47	(0.79)	(1.06)	2.17	2.13
Less distributions from:
Net investment income	0.50	0.32	—	0.03	—
Net realized gain	0.04	—	0.62	0.74	0.00	^
Total distributions	0.54	0.32	0.62	0.77	0.00	^
Net asset value, end of year	$18.66	$13.73	$14.84	$16.52	$15.12
Total return (%)	40.09	(5.33)	(6.40)	14.41	16.42
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.64	1.61	1.65	1.65	1.65
Expenses, before waivers and reimbursements	1.83	1.82	1.94	1.74	2.19
Net investment income (loss), net of waivers and reimbursements	0.08	0.62	(0.06)	0.21	0.38
Net investment income (loss), before waivers and reimbursements	(0.11)	0.41	(0.35)	0.12	(0.16)
Class N net assets at the end of the year (in thousands)	$15,082	$9,263	$11,306	$10,745	$9,313
Portfolio turnover rate (%)	183	157	167	124	138

	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.77	$14.90	$16.52	$15.13	$12.99
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.13	0.05	0.02	0.05
Net realized and unrealized gain (loss) on investments	5.47	(0.89)	(1.05)	2.20	2.12
Total from investment operations	5.55	(0.76)	(1.00)	2.22	2.17
Less distributions from:
Net investment income	0.55	0.37	—	0.09	0.03
Net realized gain	0.04	—	0.62	0.74	0.00	^
Total distributions	0.59	0.37	0.62	0.83	0.03
Net asset value, end of year	$18.73	$13.77	$14.90	$16.52	$15.13
Total return (%)	40.53	(5.11)	(6.03)	14.73	16.70
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.31	1.30	1.31	1.40	1.40
Expenses, before waivers and reimbursements	1.50	1.51	1.52	1.49	1.72
Net investment income (loss), net of waivers and reimbursements	0.49	0.87	0.30	0.15	0.35
Net investment income (loss), before waivers and reimbursements	0.30	0.66	0.09	0.06	0.03
Class I net assets at the end of the year (in thousands)	$282,620	$147,949	$162,375	$119,662	$58,123
Portfolio turnover rate (%)	183	157	167	124	138

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Institutional Class
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.79	$14.92	$16.53	$15.14	$13.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.14	0.06	0.06	0.07
Net realized and unrealized gain (loss) on investments	5.47	(0.89)	(1.05)	2.18	2.11
Total from investment operations	5.57	(0.75)	(0.99)	2.24	2.18
Less distributions from:
Net investment income	0.56	0.38	0.00 ^	0.11	0.04
Net realized gain	0.04	—	0.62	0.74	0.00	^
Total distributions	0.60	0.38	0.62	0.85	0.04
Net asset value, end of year	$18.76	$13.79	$14.92	$16.53	$15.14
Total return (%)	40.62	(5.05)	(5.97)	14.85	16.80
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.29	1.31	1.31	1.34	1.56
Net investment income (loss), net of waivers and reimbursements	0.57	0.94	0.34	0.37	0.47
Net investment income (loss), before waivers and reimbursements	0.53	0.88	0.28	0.28	0.16
Institutional Class net assets at the end of the year (in thousands)	$166,927	$125,650	$123,160	$123,496	$91,663
Portfolio turnover rate (%)	183	157	167	124	138

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	173

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$10.41	$10.34	$10.74	$10.60		$11.28
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.27	0.27	0.31		0.32
Net realized and unrealized gain (loss) on investments	0.12	0.18	(0.29)	0.23		(0.47)
Total from investment operations	0.39	0.45	(0.02)	0.54		(0.15)
Less distributions from:
Net investment income	0.39	0.38	0.38	0.40		0.42
Net realized gain	—	—	—	0.00	^	0.11
Total distributions	0.39	0.38	0.38	0.40		0.53
Net asset value, end of year	$10.41	$10.41	$10.34	$10.74		$10.60
Total return (%)	3.83	4.40	(0.23)	5.10		(1.37)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.65	0.65	0.61	0.65		0.65
Expenses, before waivers and reimbursements	0.82	0.82	0.79	0.85		0.82
Net investment income (loss), net of waivers and reimbursements	2.57	2.60	2.60	2.90		2.89
Net investment income (loss), before waivers and reimbursements	2.40	2.43	2.42	2.70		2.72
Class N net assets at the end of the year (in thousands)	$83,662	$125,866	$139,303	$16,720		$11,389
Portfolio turnover rate (%)	17	17	32	35		41

	Class I
	Years Ended December 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$10.30	$10.24	$10.64	$10.49		$11.17
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.30	0.31	0.33		0.33
Net realized and unrealized gain (loss) on investments	0.13	0.16	(0.31)	0.23		(0.48)
Total from investment operations	0.42	0.46	—	0.56		(0.15)
Less distributions from:
Net investment income	0.41	0.40	0.40	0.41		0.42
Net realized gain	—	—	—	0.00	^	0.11
Total distributions	0.41	0.40	0.40	0.41		0.53
Net asset value, end of year	$10.31	$10.30	$10.24	$10.64		$10.49
Total return (%)	4.16	4.55	(0.05)	5.37		(1.28)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.43	0.41	0.41	0.50		0.50
Expenses, before waivers and reimbursements	0.60	0.58	0.59	0.60		0.58
Net investment income (loss), net of waivers and reimbursements	2.79	2.83	2.93	3.07		3.05
Net investment income (loss), before waivers and reimbursements	2.62	2.66	2.75	2.97		2.97
Class I net assets at the end of the year (in thousands)	$384,464	$322,174	$237,587	$149,466		$145,939
Portfolio turnover rate (%)	17	17	32	35		41

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Institutional Class
	Years Ended December 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$10.29	$10.23	$10.63	$10.48		$11.16
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.30	0.32	0.34		0.35
Net realized and unrealized gain (loss) on investments	0.13	0.17	(0.31)	0.23		(0.48)
Total from investment operations	0.43	0.47	0.01	0.57		(0.13)
Less distributions from:
Net investment income	0.42	0.41	0.41	0.42		0.44
Net realized gain	—	—	—	0.00	^	0.11
Total distributions	0.42	0.41	0.41	0.42		0.55
Net asset value, end of year	$10.30	$10.29	$10.23	$10.63		$10.48
Total return (%)	4.24	4.61	0.01	5.53		(1.13)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.35	0.35	0.35	0.35		0.35
Expenses, before waivers and reimbursements	0.37	0.37	0.38	0.41		0.39
Net investment income (loss), net of waivers and reimbursements	2.87	2.90	3.01	3.23		3.19
Net investment income (loss), before waivers and reimbursements	2.85	2.88	2.98	3.17		3.15
Institutional Class net assets at the end of the year (in thousands)	$91,629	$95,216	$103,904	$97,341		$87,527
Portfolio turnover rate (%)	17	17	32	35		41

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	175

Financial Highlights — For a share outstanding throughout each period

Income Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.86	$8.90	$9.12	$9.11	$9.55
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.16	0.15	0.18	0.20
Net realized and unrealized gain (loss) on investments	(0.03)	0.06	(0.11)	0.10	(0.35)
Total from investment operations	0.13	0.22	0.04	0.28	(0.15)
Less distributions from:
Net investment income	0.27	0.26	0.26	0.27	0.29
Net realized gain	—	—	—	—	—
Total distributions	0.27	0.26	0.26	0.27	0.29
Net asset value, end of year	$8.72	$8.86	$8.90	$9.12	$9.11
Total return (%)	1.46	2.44	0.39	3.06	(1.61)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.85	0.79	0.81	0.84	0.85
Expenses, before waivers and reimbursements	0.88	0.79	0.81	0.84	1.03
Net investment income (loss), net of waivers and reimbursements	1.80	1.80	1.71	1.99	2.13
Net investment income (loss), before waivers and reimbursements	1.77	1.80	1.71	1.99	1.95
Class N net assets at the end of the year (in thousands)	$39,625	$52,710	$32,942	$34,020	$41,662
Portfolio turnover rate (%)	37	22	21	30	41

	Class I
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.80	$8.83	$9.05	$9.05	$9.48
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.18	0.18	0.20	0.21
Net realized and unrealized gain (loss) on investments	(0.03)	0.06	(0.12)	0.09	(0.34)
Total from investment operations	0.15	0.24	0.06	0.29	(0.13)
Less distributions from:
Net investment income	0.29	0.27	0.28	0.29	0.30
Net realized gain	—	—	—	—	—
Total distributions	0.29	0.27	0.28	0.29	0.30
Net asset value, end of year	$8.66	$8.80	$8.83	$9.05	$9.05
Total return (%)	1.68	2.78	0.63	3.20	(1.41)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.62	0.57	0.55	0.59	0.70
Expenses, before waivers and reimbursements	0.62	0.57	0.55	0.59	0.77
Net investment income (loss), net of waivers and reimbursements	2.03	2.05	1.97	2.24	2.30
Net investment income (loss), before waivers and reimbursements	2.03	2.05	1.97	2.24	2.23
Class I net assets at the end of the year (in thousands)	$51,153	$58,160	$62,722	$64,834	$64,152
Portfolio turnover rate (%)	37	22	21	30	41

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class N
	Years Ended December 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$9.07	$9.16	$9.38	$9.52		$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	0.07	0.11		0.10
Net realized and unrealized gain (loss) on investments	(0.04)	0.02	(0.07)	(0.00)	^	(0.16)
Total from investment operations	0.07	0.11	—	0.11		(0.06)
Less distributions from:
Net investment income	0.22	0.20	0.22	0.25		0.25
Net realized gain	—	—	—	—		—
Total distributions	0.22	0.20	0.22	0.25		0.25
Net asset value, end of year	$8.92	$9.07	$9.16	$9.38		$9.52
Total return (%)	0.84	1.16	0.01	1.20		(0.62)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.61	0.68	0.60	0.70		0.70
Expenses, before waivers and reimbursements	0.79	0.83	0.77	0.75		0.71
Net investment income (loss), net of waivers and reimbursements	1.22	0.98	0.71	1.19		1.06
Net investment income (loss), before waivers and reimbursements	1.04	0.83	0.54	1.14		1.05
Class N net assets at the end of the year (in thousands)	$1,979	$7,237	$2,712	$4,969		$5,158
Portfolio turnover rate (%)	109	81	106	83		56

	Class I
	Years Ended December 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$9.07	$9.16	$9.37	$9.52		$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.11	0.08	0.13		0.12
Net realized and unrealized gain (loss) on investments	(0.05)	0.02	(0.05)	(0.01)		(0.17)
Total from investment operations	0.08	0.13	0.03	0.12		(0.05)
Less distributions from:
Net investment income	0.24	0.22	0.24	0.27		0.26
Net realized gain	—	—	—	—		—
Total distributions	0.24	0.22	0.24	0.27		0.26
Net asset value, end of year	$8.91	$9.07	$9.16	$9.37		$9.52
Total return (%)	0.91	1.40	0.30	1.24		(0.47)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.41	0.44	0.42	0.55		0.55
Expenses, before waivers and reimbursements	0.59	0.59	0.59	0.60		0.56
Net investment income (loss), net of waivers and reimbursements	1.45	1.20	0.87	1.35		1.24
Net investment income (loss), before waivers and reimbursements	1.27	1.05	0.70	1.30		1.23
Class I net assets at the end of the year (in thousands)	$131,186	$219,714	$107,137	$104,433		$122,583
Portfolio turnover rate (%)	109	81	106	83		56

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	177

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Institutional Class
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.07	$9.16	$9.38	$9.53	$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.11	0.09	0.14	0.13
Net realized and unrealized gain (loss) on investments	(0.05)	0.02	(0.07)	(0.01)	(0.15)
Total from investment operations	0.09	0.13	0.02	0.13	(0.02)
Less distributions from:
Net investment income	0.25	0.22	0.24	0.28	0.28
Net realized gain	—	—	—	—	—
Total distributions	0.25	0.22	0.24	0.28	0.28
Net asset value, end of year	$8.91	$9.07	$9.16	$9.38	$9.53
Total return (%)	0.96	1.43	0.22	1.40	(0.20)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.37	0.40	0.40	0.40	0.39
Expenses, before waivers and reimbursements	0.40	0.40	0.42	0.43	0.39
Net investment income (loss), net of waivers and reimbursements	1.51	1.25	0.94	1.45	1.37
Net investment income (loss), before waivers and reimbursements	1.48	1.25	0.92	1.42	1.37
Institutional Class net assets at the end of the year (in thousands)	$99,912	$53,122	$21,863	$68,095	$46,485
Portfolio turnover rate (%)	109	81	106	83	56

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Annual Report	December 31, 2017

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class N
	Years Ended
	Periods Ended December 31				October 31,
	2017	2016	2015	2014(a)	2014	2013
Net asset value, beginning of year	$11.34	$11.32	$12.14	$13.07	$12.61	$11.28
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.04	0.04	0.04	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.51	0.19	(0.80)	(0.31)	0.76	1.59
Total from investment operations	0.57	0.23	(0.76)	(0.27)	0.78	1.64
Less distributions from:
Net investment income	0.07	0.21	0.06	0.66	0.09	0.11
Net realized gain	—	—	—	—	0.23	0.20
Total distributions	0.07	0.21	0.06	0.66	0.32	0.31
Net asset value, end of year	$11.84	$11.34	$11.32	$12.14	$13.07	$12.61
Total return (%)*	5.06	2.01	(6.24)	(2.00)	6.34	14.87
Ratios to average daily net assets (%)**:
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	1.31	1.23	1.27	1.35	1.35	1.35
Expenses, net of waivers and reimbursements	1.37	1.23	1.27	1.38	1.47	1.49
Expenses, before waivers and reimbursements	1.52	1.38	1.42	1.46	1.60	1.78
Net investment income (loss), net of waivers and reimbursements	0.50	0.32	0.32	2.06	0.20	0.37
Net investment income (loss), before waivers and reimbursements	0.35	0.17	0.17	1.98	0.07	0.08
Class N net assets at the end of the year (in thousands)	$41,483	$61,376	$150,606	$150,778	$150,785	$97,498
Portfolio turnover rate (%)*	43	50	34	17	59	10

					Class I
	Years Ended
	Periods Ended December 31				October 31,
	2017	2016	2015	2014(a)	2014	2013
Net asset value, beginning of year	$11.38	$11.38	$12.22	$13.15	$12.66	$11.31
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.08	0.09	0.05	0.04	0.07
Net realized and unrealized gain (loss) on investments	0.51	0.18	(0.82)	(0.31)	0.78	1.60
Total from investment operations	0.62	0.26	(0.73)	(0.26)	0.82	1.67
Less distributions from:
Net investment income	0.12	0.26	0.11	0.67	0.10	0.12
Net realized gain	—	—	—	—	0.23	0.20
Total distributions	0.12	0.26	0.11	0.67	0.33	0.32
Net asset value, end of year	$11.88	$11.38	$11.38	$12.22	$13.15	$12.66
Total return (%)*	5.50	2.26	(6.00)	(1.94)	6.60	15.06
Ratios to average daily net assets (%)**:
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.96	0.97	0.98	1.07	1.10	1.10
Expenses, net of waivers and reimbursements	1.02	0.97	0.99	1.10	1.22	1.24
Expenses, before waivers and reimbursements	1.17	1.12	1.14	1.10	1.27	1.41
Net investment income (loss), net of waivers and reimbursements	0.90	0.67	0.73	2.33	0.32	0.62
Net investment income (loss), before waivers and reimbursements	0.75	0.52	0.58	2.33	0.27	0.45
Class I net assets at the end of the year (in thousands)	$780,075	$937,244	$1,155,051	$649,756	$617,531	$224,860
Portfolio turnover rate (%)*	43	50	34	17	59	10

(a)	For the period November 1, 2014 to December 31, 2014.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2017	William Blair Funds	179

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Institutional Class
	Periods Ended
	Periods Ended December 31,				October 31,
	2017	2016	2015	2014(b)	2014	2013(a)
Net asset value, beginning of year	$11.40	$11.39	$12.23	$13.16	$12.66	$12.63
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.09	0.12	0.05	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	0.51	0.19	(0.84)	(0.31)	0.79	0.03
Total from investment operations	0.63	0.28	(0.72)	(0.26)	0.83	0.03
Less distributions from:
Net investment income	0.14	0.27	0.12	0.67	0.10	—
Net realized gain	—	—	—	—	0.23	—
Total distributions	0.14	0.27	0.12	0.67	0.33	—
Net asset value, end of year	$11.89	$11.40	$11.39	$12.23	$13.16	$12.66
Total return (%)*	5.51	2.44	(5.92)	(1.91)	6.71	0.24
Ratios to average daily net assets (%)**:
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.86	0.89	0.90	0.88	0.93	0.95
Expenses, net of waivers and reimbursements	0.92	0.89	0.90	0.91	1.05	1.00
Expenses, before waivers and reimbursements	0.92	0.89	0.90	0.91	1.05	1.11
Net investment income (loss), net of waivers and reimbursements	1.04	0.81	0.95	2.54	0.32	(0.99)
Net investment income (loss), before waivers and reimbursements	1.04	0.81	0.95	2.54	0.32	(1.10)
Institutional Class net assets at the end of the year (in thousands)	$487,082	$582,298	$426,230	$158,152	$150,447	$5,014
Portfolio turnover rate (%)*	43	50	34	17	59	10

(a)	For the period October 21, 2013 (Commencement of Operations) to October 31, 2013.
(b)	For the period November 1, 2014 to December 31, 2014.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

180	Annual Report	December 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of William Blair Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the William Blair Funds (the “Trust”) (comprising the Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Developed Plus Fund, Institutional International Developed Plus Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Bond Fund, Income Fund, Low Duration Fund, and Macro Allocation Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2017, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the William Blair Funds at December 31, 2017, the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

William Blair Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Small-Mid Cap Growth Fund
Small-Mid Cap Value Fund
Small Cap Growth Fund
Small Cap Value Fund
Global Leaders Fund
International Leaders Fund
International Developed Plus Fund
Institutional International Developed Plus Fund
International Growth Fund
Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund
Bond Fund
Income Fund
Low Duration Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017
Macro Allocation Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of three years in the period ended December 31, 2017, and the period from November 1, 2014 through December 31, 2014, and each of the two years in the period ended October 31, 2014.

December 31, 2017	William Blair Funds	181

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more William Blair investment companies since 1989.

Chicago, Illinois
February 22, 2018

182	Annual Report	December 31, 2017

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and their other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair & Company, L.L.C. and William Blair Investment Management LLC; Limited Partner, WBC Holdings, L.P.; Member, WBC GP L.L.P. Director, William Blair International, Ltd. (U.K.)	21	Director, William Blair SICAV; Director, William Blair MAS Ltd.

Non-Interested Trustees
Vann A. Avedisian, 1964(2)	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) (since 2009); formerly, co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	21	Potbelly Corporation (2001 to 2015)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010); Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (2003 to 2010)	21	Council Member, Independent Directors Council; AmericaFirst Quantitative Funds (5 portfolios) (2012 to 2016)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).
*	Effective January 2, 2018, Mr. Smirl resigned as a trustee and officer of the Trust and from all offices and positions that he held with William Blair & Company, L.L.C. and its affiliates and subsidiaries.

December 31, 2017	William Blair Funds	183

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel N. Leib, 1966(3)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer, (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	21	None
Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds (2004 to 2005); prior thereto, Partner, KPMG LLP (1981-2000)	21	The Hartford Group of Mutual Funds (89 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (2012 to 2014)
Donald J. Reaves, 1946(4)	Trustee	Since 2004	Retired; formerly, Chancellor of Winston-Salem State University (2007 to 2014); prior thereto, Vice President for Administration and Chief Financial Officer, University of Chicago (2002 to 2007)	21	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company
Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	21	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994-2004)	21	Mutual Trust Financial Group, provider of insurance and investment products
Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987-2010)(5)	21	Frankly Inc. (technology products and services for media industry) (since 2016); RedBrick Health Corporation (health care technology for employee wellness) (since 2015); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (since 2013)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees. The Board of Trustees approved an exception to this retirement policy to defer the retirement of Mr. Seeley and Mr. Peterson until February 2018.
(2)	Mr. Avedisian served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) from 2001 to 2015. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owns or controls was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and two entities affiliated with William Blair.

184	Annual Report	December 31, 2017

(3)	The Funds and William Blair use Donnelley Financial Solutions, Inc. (“DFS”), formerly a company of R.R. Donnelley & Sons Company (“RRD”), for financial printing and other services. DFS was formed as a spin-off from RRD in October 2016 and is a public company. The Funds and William Blair paid DFS approximately $11,000 for the period from spin-off through December 31, 2016 and $172,000 in 2017 for the services provided. DFS’s revenue was $221 million for the period from spin-off through December 31, 2016 and is expected to be approximately $1 billion in 2017. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Funds or William Blair and his compensation is not materially affected by the fees DFS receives from the Funds and William Blair. The Funds and William Blair paid RRD approximately $129,000 and $919 in 2016 through the date of the DFS spin-off and 2017, respectively, for the services provided. RRD’s revenue was over $8 billion in 2016 for the period from January 1 to September 30, 2016 and is expected to be over $6.5 billion in 2017. Mr. Leib, as former Executive Vice President and Chief Financial Officer of RRD, was not directly involved in any of the services provided to the Funds or William Blair and his compensation was not materially affected by the fees RRD received from the Funds and William Blair.
(4)	In his former role as Chief Financial Officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of William Blair who is also a trustee of the University of Chicago.
(5)	The Funds engage KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Funds. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair

Stephanie G. Braming, 1970	President, and prior thereto Senior Vice President	President since 2018, and Senior Vice President 2014-2018	Partner, William Blair

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair (since 2014); formerly, Associate, William Blair (2011-2014)

Daniel Crowe, 1972	Senior Vice President	Since 2016	Partner, William Blair (since 2015); formerly, Associate, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair (since 2013); formerly, Associate, William Blair (2011-2013)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair

December 31, 2017	William Blair Funds	185

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair

Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair

Ward D. Sexton, 1974	Senior Vice President	Since 2016	Partner, William Blair

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair (2006-2012 and since 2014); Partner, William Blair (2012-2014)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair (since 2015); formerly, Managing Director and Counsel, Wellington Management & Company LLP (2007-2015)

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

186	Annual Report	December 31, 2017

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2017 (in thousands):

Fund	Capital Gain Dividend
Growth	$115,809
Large Cap Growth	1,139
Mid Cap Growth	15,134
Small-Mid Cap Growth	111,007
Small-Mid Cap Value	348
Small Cap Growth	60,126
Small Cap Value	47,529
Global Leaders	6,050
International Leaders	2,709
Institutional International Growth	39,224
International Small Cap Growth	40,650
Emerging Markets Small Cap Growth	1,075

December 31, 2017	William Blair Funds	187

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund and the Institutional International Developed Plus Fund), shareholder administration fees (for Class N and Class I shares of the Global Leaders Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Low Duration Fund and the Macro Allocation Fund, but which are currently being waived) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2017 to December 31, 2017.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

188	Annual Report	December 31, 2017

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2017	12/31/2017	the Period (a)	Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,118.03	$6.30	1.20
Class N-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.20
Class I-actual return	$1,000.00	$1,119.08	$4.83	0.92
Class I-hypothetical 5% return	$1,000.00	$1,045.44	$4.67	0.92
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,164.63	$5.64	1.05
Class N-hypothetical 5% return	$1,000.00	$1,044.79	$5.32	1.05
Class I-actual return	$1,000.00	$1,165.83	$4.30	0.80
Class I-hypothetical 5% return	$1,000.00	$1,046.03	$4.06	0.80
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,096.96	$6.76	1.30
Class N-hypothetical 5% return	$1,000.00	$1,043.55	$6.59	1.30
Class I-actual return	$1,000.00	$1,098.10	$5.46	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.79	$5.32	1.05
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,108.94	$7.06	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,109.90	$5.75	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.55	$5.58	1.10
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,092.89	$7.01	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,093.83	$5.71	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.55	$5.58	1.10
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,097.41	$7.80	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,099.05	$6.51	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,082.14	$7.74	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,083.71	$6.46	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Global Leaders Fund
Class N-actual return	$1,000.00	$1,143.42	$7.28	1.37
Class N-hypothetical 5% return	$1,000.00	$1,043.21	$6.94	1.37
Class I-actual return	$1,000.00	$1,145.28	$5.69	1.07
Class I-hypothetical 5% return	$1,000.00	$1,044.69	$5.42	1.07
Institutional Class-actual return	$1,000.00	$1,146.02	$5.32	1.00
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.04	$5.07	1.00
International Leaders Fund
Class N-actual return	$1,000.00	$1,125.25	$7.11	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,126.90	$5.54	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.79	$5.32	1.05
Institutional Class-actual return	$1,000.00	$1,127.16	$5.01	0.95
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.29	$4.82	0.95
International Developed Plus Fund
Class N-actual return	$1,000.00	$1,103.60	$6.78	1.30
Class N-hypothetical 5% return	$1,000.00	$1,043.55	$6.59	1.30
Class I-actual return	$1,000.00	$1,105.20	$5.48	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.79	$5.32	1.05

December 31, 2017	William Blair Funds	189

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2017	12/31/2017	the Period (a)	Expense Ratio
Institutional International Developed Plus Fund
Institutional Class-actual return	$1,000.00	$1,107.19	$4.86	0.93
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.39	$4.72	0.93
International Growth Fund
Class N-actual return	$1,000.00	$1,129.23	$7.66	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.81	$7.34	1.45
Class I-actual return	$1,000.00	$1,131.31	$6.02	1.14
Class I-hypothetical 5% return	$1,000.00	$1,044.35	$5.78	1.14
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,131.28	$5.13	0.97
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.19	$4.92	0.97
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,133.23	$7.78	1.47
Class N-hypothetical 5% return	$1,000.00	$1,042.71	$7.45	1.47
Class I-actual return	$1,000.00	$1,135.68	$6.14	1.16
Class I-hypothetical 5% return	$1,000.00	$1,044.25	$5.88	1.16
Institutional Class-actual return	$1,000.00	$1,135.11	$5.72	1.08
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.64	$5.48	1.08
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$1,179.16	$7.94	1.47
Class N-hypothetical 5% return	$1,000.00	$1,042.71	$7.45	1.47
Class I-actual return	$1,000.00	$1,179.20	$6.75	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Institutional Class-actual return	$1,000.00	$1,179.84	$6.43	1.19
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.10	$6.03	1.19
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$1,197.59	$8.17	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,197.97	$6.92	1.27
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.27
Institutional Class-actual return	$1,000.00	$1,198.91	$6.38	1.17
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.17
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,173.53	$8.84	1.64
Class N-hypothetical 5% return	$1,000.00	$1,041.87	$8.30	1.64
Class I-actual return	$1,000.00	$1,174.96	$7.06	1.31
Class I-hypothetical 5% return	$1,000.00	$1,043.50	$6.64	1.31
Institutional Class-actual return	$1,000.00	$1,175.26	$6.74	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Bond Fund
Class N-actual return	$1,000.00	$1,016.93	$3.25	0.65
Class N-hypothetical 5% return	$1,000.00	$1,046.78	$3.30	0.65
Class I-actual return	$1,000.00	$1,018.99	$2.15	0.43
Class I-hypothetical 5% return	$1,000.00	$1,047.87	$2.18	0.43
Institutional Class-actual return	$1,000.00	$1,019.42	$1.75	0.35
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.26	$1.78	0.35
Income Fund
Class N-actual return	$1,000.00	$1,005.16	$4.23	0.85
Class N-hypothetical 5% return	$1,000.00	$1,045.78	$4.31	0.85
Class I-actual return	$1,000.00	$1,006.19	$3.08	0.62
Class I-hypothetical 5% return	$1,000.00	$1,046.93	$3.15	0.62
Low Duration Fund
Class N-actual return	$1,000.00	$1,005.64	$3.03	0.61
Class N-hypothetical 5%	$1,000.00	$1,046.98	$3.10	0.61
Class I-actual return	$1,000.00	$1,006.24	$2.04	0.41
Class I-hypothetical 5%	$1,000.00	$1,047.97	$2.08	0.41
Institutional Class-actual return	$1,000.00	$1,005.28	$1.84	0.37
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.17	$1.88	0.37

190	Annual Report	December 31, 2017

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2017	12/31/2017	the Period (a)	Expense Ratio
Macro Allocation Fund
Class N-actual return	$1,000.00	$1,022.66	$6.57	1.31
Class N-hypothetical 5%	$1,000.00	$1,043.50	$6.64	1.31
Class I-actual return	$1,000.00	$1,025.23	$4.82	0.96
Class I-hypothetical 5%	$1,000.00	$1,045.24	$4.87	0.96
Institutional Class-actual return	$1,000.00	$1,025.39	$4.32	0.86
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.74	$4.36	0.86

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 184, and divided by 365 (to reflect the one-half year period).

December 31, 2017	William Blair Funds	191

BOARD OF TRUSTEES (as of February 22, 2018)

Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Daniel N. Leib
Chief Executive Officer, Donnelley Financial Solutions, Inc.
Phillip O. Peterson
Retired Partner, KPMG LLP
Donald J. Reaves
Retired Chancellor, Winston-Salem State University
Donald L. Seeley
Retired Adjunct Lecturer and Director, University of Arizona Department of Finance
Thomas J. Skelly
Retired Managing Partner, Accenture
Steven R. Zenz
Retired Partner, KPMG LLP
Officers
Michael P. Balkin, Senior Vice President
Stephanie G. Braming, President
Thomas Clarke, Senior Vice President
Daniel Crowe, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
John C. Murphy, Senior Vice President
Casey K. Preyss, Senior Vice President
David P. Ricci, Senior Vice President
Ward D. Sexton, Senior Vice President
Brian D. Singer, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
Paul J. Sularz, Vice President
Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Robert J. Toner, Assistant Secretary

Investment Adviser
William Blair Investment Management, LLC

Distributor
William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Vedder Price P.C.

Transfer Agent
DST Asset Manager Solutions, Inc.
(formerly Boston Financial Data Services, Inc.)
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

192	Annual Report	December 31, 2017

William Blair Funds

DOMESTIC EQUITY	GLOBAL EQUITY	FIXED INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Small-Mid Cap Growth Fund	International Leaders Fund
Small-Mid Cap Value Fund	International Developed Plus Fund	MULTI-ASSET AND
Small Cap Growth Fund	Institutional International Developed Plus Fund	ALTERNATIVE
Small Cap Value Fund	International Growth Fund	Macro Allocation Fund
Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		150 North Riverside Plaza
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer and principal financial officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendment to a provision of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Daniel N. Leib, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2016 and 2017, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $684,300 and $663,600, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2016 and 2017, E&Y billed the Registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above. For the fiscal years ended December 31, 2016 and 2017, E&Y provided no audit-related services to William Blair Investment Management, LLC, the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2016 and 2017, E&Y billed the Registrant $205,850 and $239,900, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and review of year-end tax reporting. For the fiscal years ended December 31, 2016 and 2017, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2016 and 2017, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended December 31, 2016 and 2017, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting. None of the Audit-Related and Tax Services billed by E&Y for the fiscal years ended December 31, 2016 and 2017 discussed above were approved by the Audit Committee pursuant to a waiver of these Pre-Approval Policies and Procedures.

Non-Audit Fees

For the fiscal years ended December 31, 2016 and 2017, E&Y billed the Trust $205,850 and $239,900, respectively, in non-audit fees (tax services). For the same periods, E&Y billed the Adviser and its control affiliates $0 and $0, respectively, in non-audit fees.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: February 28, 2018

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Principal Financial Officer)

Date: February 28, 2018